                          Conversion Valuation Report


                     -------------------------------------
                          ---------------------------

                        Valued as of September 2, 1997




                         NEWPORT FEDERAL SAVINGS BANK
                               Newport, Arkansas



                                 Prepared By:



                              Ferguson & Company
                                   Suite 550
                         122 W. John Carpenter Freeway
                               Irving, TX 75039
                                 972/869-1177

                     STATEMENT OF APPRAISER'S INDEPENDENCE
                         Newport Federal Savings Bank
                               Newport, Arkansas
                               -----------------

       We are the appraiser for Newport Federal Savings Bank ("Newport Federal" or "Bank") in connection with its mutual to stock conversion. We are submitting our independent estimate of the pro forma market value of the Bank's stock to be issued in the conversion. In connection with our appraisal of the Bank's to-be-issued stock, we have received a fee which was not related to the estimated final value. The estimated pro forma market value is solely the opinion of our company and it was not unduly influenced by the Bank, its conversion counsel, its selling agent, or any other party connected with the conversion.

       Newport Federal has agreed to indemnify Ferguson & Company under certain circumstances against liabilities arising out of our services. Specifically, we are indemnified against liabilities arising from our appraisal except to the extent such liabilities are determined to have arisen because of our negligence or willful conduct.

                                    Ferguson & Company



                                    Robin L. Fussell
                                    Principal

September 8, 1997

                               September 8, 1997



Board of Directors
Newport Federal Savings Bank
200 Olivia Drive
Newport, Arkansas  72112

Dear Directors:

     We have completed and hereby provide, as of September 2, 1997, an independent appraisal of the estimated pro forma market value of Newport Federal Savings Bank ("Newport Federal" or the "Bank"), Newport, Arkansas, in connection with the conversion of Newport Federal from the mutual to stock form of organization ("Conversion"). This appraisal report is furnished pursuant to the regulatory filing of the Bank's Application for Conversion ("Form AC") with the Office of Thrift Supervision ("OTS").

     Ferguson & Company ("F&C") is a consulting firm that specializes in providing financial, economic, and regulatory services to financial institutions. The background and experience of F&C is presented in Exhibit I. We believe that, except for the fees we will receive for preparing the appraisal, we are independent. F&C personnel are prohibited from owning stock in conversion clients for a period of at least one year after conversion.

     In preparing our appraisal, we have reviewed Newport Federal's Application for Approval of Conversion, including the Proxy Statement as filed with the OTS. We conducted an analysis of Newport Federal that included discussions with KPMG Peat Marwick LLP, the Bank's independent auditors, and with Housley Kantarian & Bronstein, P.C., the Bank's conversion counsel. In addition, where appropriate, we considered information based on other available published sources that we believe is reliable; however, we cannot guarantee the accuracy or completeness of such information.

     We also reviewed the economy in Newport Federal's primary market area and compared the Bank's financial condition and operating results with that of selected publicly traded thrift institutions. We reviewed conditions in the securities markets in general and in the market for thrifts stocks in particular.

     Our appraisal is based on Newport Federal's representation that the information contained in the Form AC and additional evidence furnished to us by the Bank and its independent auditors are truthful, accurate, and complete. We did not independently verify the financial statements and other information provided by Newport Federal and its auditors, nor did we independently value the Bank's assets or liabilities. The valuation considers Newport Federal only as a going concern and should not be considered an indication of its liquidation value.

     It is our opinion that, as of September 2, 1997, the estimated pro forma market value of Newport Federal was $2,800,000, or 280,000 shares at $10.00 per share. The resultant valuation range was $2,380,000 at the minimum (238,000 shares at $10.00 per share) to $3,220,000 at the maximum (322,000 shares at $10.00 per share), based on a range of 15 percent below and above the midpoint valuation. The supermaximum was $3,703,000 (370,300 shares at $10.00 per share).

Board of Directors
September 8, 1997
Page 2


     Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of common stock in the conversion. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to sell such shares at prices related to the foregoing estimate of the Bank's pro forma market value. F&C is not a seller of securities within the meaning of any federal or state securities laws and any report prepared by F&C shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

     Our opinion is based on circumstances as of the date hereof, including current conditions in the United States securities markets. Events occurring after the date hereof, including, but not limited to, changes affecting the United States securities markets and subsequent results of operations of Newport Federal, could materially affect the assumptions used in preparing this appraisal.

     The valuation reported herein will be updated as provided in the OTS conversion regulations and guidelines. Any updates will consider, among other things, any developments or changes in Newport Federal's financial performance and condition, management policies, and current conditions in the equity markets for thrift shares. Should any such new developments or changes be material, in our opinion, to the valuation of the shares, appropriate adjustments will be made to the estimated pro forma market value. The reasons for any such adjustments will be explained in detail at the time.

                                            Respectfully,
                                            FERGUSON & COMPANY



                                            Robin L. Fussell
                                            Principal

FERGUSON & COMPANY
------------------


                               TABLE OF CONTENTS

                          Newport Federal Savings Bank

                               Newport, Arkansas

                                                                            PAGE
                                                                            ----
INTRODUCTION                                                                   1

SECTION I - FINANCIAL CHARACTERISTICS                                          1

PAST & PROJECTED ECONOMIC CONDITIONS                                           1

FINANCIAL CONDITION OF INSTITUTION                                             2

           Balance Sheet Trends                                                2
           Asset/Liability Management                                          2
           Income and Expense Trends                                           2
           Regulatory Capital Requirements                                     2
           Lending                                                             2
           Nonperforming Assets                                                3
           Classified Assets                                                   3
           Loan Loss Allowance                                                 3
           Mortgage-Backed Securities and Investments                          3
           Savings Deposits                                                    3
           Borrowings                                                          3
           Subsidiaries                                                        4
           Legal Proceedings                                                   4

EARNINGS CAPACITY OF THE INSTITUTION                                           4

           Asset-Size-Efficiency of Asset Utilization                          4
           Intangible Values                                                   4
           Effect of Government Regulations                                    4
           Office Facilities                                                   5

SECTION II - MARKET AREA                                                       1

DEMOGRAPHICS                                                                   1

FERGUSON & COMPANY
------------------


                          TABLE OF CONTENTS - CONTINUED

                          Newport Federal Savings Bank

                                Newport, Arkansas


                                                                            PAGE
                                                                            ----
SECTION III - COMPARISON WITH PUBLICLY TRADED THRIFTS                          1

COMPARATIVE DISCUSSION                                                         1

           Selection Criteria                                                  1
           Profitability                                                       2
           Balance Sheet Characteristics                                       2
           Risk Factors                                                        2
           Summary of Financial Comparison                                     3

FUTURE PLANS                                                                   3

SECTION IV - CORRELATION OF MARKET VALUE                                       1

MARKETABILITY & LIQUIDITY OF STOCK TO BE ISSUED                                1

           Financial Aspects                                                   1
           Market Area                                                         2
           Management                                                          2
           Dividends                                                           2
           Liquidity                                                           3
           Thrift Equity Market Conditions                                     3

ARKANSAS ACQUISITIONS                                                          3

EFFECT OF INTEREST RATES ON THRIFT STOCK                                       4

           Adjustments Conclusion                                              6
           Valuation Approach                                                  6
           Valuation Conclusion                                                7

FERGUSON & COMPANY
------------------

                          TABLE OF CONTENTS - CONTINUED

                          Newport Federal Savings Bank

                                Newport, Arkansas


TABLE
NUMBER                       TABLE TITLE                                PAGE
------                       -----------                                -----
          SECTION I  -  FINANCIAL CHARACTERISTICS

  1       Selected Financial Data                                         6
  2       Operating Ratios                                                7
  3       Interest Rate Shock                                             8
  4       Regulatory Capital Compliance                                   9
  5       Loan Portfolio Composition                                     10
  6       Loan Maturities                                                11
  7       Loan Origination, Purchase, and Repayment Activity             12
  8       Average Balances, Rates, and Yields                            13
  9       Rate/Volume Analysis                                           14
  10      Non-Performing Assets                                          15
  11      Analysis of the Allowance for Loan Losses                      16
  12      Allocation of Allowance for Loan Losses                        17
  13      Investment Securities                                          18
  14      Investments at June 30, 1997                                   19
  15      Deposit Portfolio                                              20
  16      Savings Deposits Detail                                        21
  17      Certificate of Deposit Maturities                              22
  18      Large CD Maturities                                            23
  19      Offices                                                        24

          SECTION II - MARKET AREA

  1       Demographic Trends                                              3
  2       Percent Employment by Industry                                  4
  3       Market Area Deposits                                            5

          SECTION III - COMPARISON WITH PUBLICLY
          TRADED THRIFTS

  1       Comparatives General Characteristics                            4
  2       Key Financial Indicators                                        5
  3       Pro Forma Comparisons                                           6

FERGUSON & COMPANY
------------------


                          TABLE OF CONTENTS - CONTINUED

                          Newport Federal Savings Bank

                                Newport, Arkansas

TABLE
NUMBER                               TABLE TITLE                         PAGE
------                               -----------                         ----
            SECTION IV - CORRELATION OF MARKET VALUE

  1         Appraisal Earnings Adjustments                                 2
  2         Arkansas Acquisitions                                          8
  3         Recent Conversions                                            11
  4         Recent Pink Sheet Conversions                                 14
  4         Comparison of Pricing Ratios                                  17


FIGURE
NUMBER                            LIST OF FIGURES
------                            ---------------                        PAGE
                                                                         ----
            SECTION IV - CORRELATION OF MARKET VALUE

  1         SNL Index                                                     18
  2         Interest Rates                                                19


                                  EXHIBIT TITLE
                                  -------------

Exhibit I - Ferguson & Company Qualifications

Exhibit II - Selected Region, State, and Comparatives Information

Exhibit III - Newport Federal Savings Bank TAFS Report

Exhibit IV - Comparative Group TAFS and BankSource Reports

Exhibit V - Selected Publicly Traded Thrifts

Exhibit VI - Comparative Group Selection

Exhibit VII - Pro Forma Calculations

           Pro Forma Assumptions
           Pro Forma Effect of Conversion Proceeds At the Minimum of the Range Pro Forma Effect of Conversion Proceeds At the Midpoint of the Range Pro Forma Effect of Conversion Proceeds At the Maximum of the Range Pro Forma Effect of Conversion Proceeds At the SuperMax of the Range Pro Forma Analysis Sheet

                                    SECTION I
                            FINANCIAL CHARACTERISTICS

FERGUSON & COMPANY                                               Section I
------------------                                               ---------

                                  INTRODUCTION

           Newport Federal Savings Bank ("Newport Federal" or "Bank") is a federally chartered, federally insured mutual savings bank located in Newport (Jackson County), Arkansas. It received its federal charter and insurance of accounts and joined the Federal Home Loan Bank system in 1934. It adopted its current name in 1995. In May 1997, the Board of Directors adopted a plan to convert the Bank from the mutual to stock form of organization. In connection with the conversion, the Bank will form a parent holding company to be known as North Arkansas Bancshares, Inc. ("North Arkansas" or the "Holding Company"). North Arkansas will sell stock to the public and invest part of the proceeds in exchange for all of the shares of stock issued by Newport Federal.

           At June 30, 1997, Newport Federal had total assets of $34.4 million, loans of $24.8 million, securities of $5.9 million, cash and time deposits in other banks of $1.6 million, deposits of $31.1 million, borrowings of $.6 million, and net worth of $2.3 million, or 6.6% of assets.

           The bank has one office, which is located in Newport (Jackson County), Arkansas. Arkansas is in the southeastern portion of the United States. Jackson County is located in the northeastern section of the State.

           Newport Federal is a traditional thrift. It invests primarily in (1) 1-4 family loans, (2) investment securities (principally mortgage-backed securities), and (3) temporary cash investments. It is funded principally by savings deposits and existing net worth. It has utilized minor amounts of borrowings recently.

           The Bank offers a full spectrum of real estate loan products to accommodate its customer base and single family loans dominate the Bank's loan portfolio. At June 30, 1997, loans on 1-4 family dwellings made up 50.8% of total assets and 70.1% of the loan portfolio. Consumer loans were 14.6% of the loan portfolio and non-residential real estate loans were 14.5% of the loan portfolio. Investment securities made up 17.2% of total assets. Cash and cash equivalents made up 4.6% of Newport Federal's assets at June 30, 1997.

           Newport Federal had $74,000 in non-performing assets at June 30, 1997, as compared to $154,000 at June 30, 1996.

           Savings deposits increased $3.383 million during the period from June 30, 1993, to June 30, 1997, a compound annual growth rate of 2.92%. Savings increased $1.885 million (6.79%) from June 30, 1995, to June 30, 1996, and increased $1.416 million (4.77%) from June 30, 1996, to June 30, 1997. Newport Federal has not relied extensively on borrowings during recent years. It had $618 thousand in borrowings at June 30, 1997, $134 thousand at June 30, 1996, and $149 thousand at June 30, 1995.

           The Bank's capital to assets ratio has decreased slightly during the period of four years ending June 30, 1997. Equity capital, as a percentage of assets, has decreased from 6.66% at June 30, 1993, to 6.59% at June 30, 1997. The compound annual asset growth rate was 3.62% during the period, while the compound annual rate of growth for equity was 3.35%.

           Newport Federal's profitability, as measured by return on average assets ("ROAA"), has been up and down as compared to its peer group average of thrifts filing TFR's with the OTS, consisting of OTS supervised thrifts with assets between $25 million and $50 million. For the years ending December 31, 1994, 1995, and 1996, and the three months ending March 31, 1997, Newport Federal ranked in the 50th, 36th, 14th, and 67th percentile, respectively, in ROAA, based on information derived from the TAFS thrift database published by Sheshunoff Information Services Inc. (See Exhibit III, page 2). In return on equity for the same periods, Newport Federal ranked in the 73rd, 55th, 13th, and 88th percentile, respectively. However, the results for the three months ending March 31, 1997 appear distorted because pretax income was $79,000 and there was no income tax expense recorded.

                          I. FINANCIAL CHARACTERISTICS

PAST & PROJECTED ECONOMIC CONDITIONS

           Fluctuations in thrift earnings in recent years have occurred within the time frames as a result of changing temporary trends in interest rates and other economic factors. However, the year-to-year results have been upward

FERGUSON & COMPANY                                               Section I
------------------                                               ---------

while the general trends in the thrift industry have been improving as interest rates declined. Interest rates began a general upward movement during late 1993, followed by a decline in interest margins and profitability. Rates began a general decline in mid 1995 and then leveled off on the short end and increased on the long end. Newport Federal's spread was 2.49% for the year ended June 30, 1996. It increased to 2.54% for the year ended June 30, 1997.

           The thrift industry generally is better equipped to cope with changing interest rates than it was in the past, and investors have recognized the demonstrated ability of the thrift industry to maintain interest margins in spite of rising interest rates. However, rate increases and the shortening of the time elapsed between increases during 1994 placed pressure on portfolio managers to shorten maturities, which negatively impacts the future earnings of financial institutions. Newport Federal has a much lower exposure to interest rate risk than the thrift industry in general.

FINANCIAL CONDITION OF INSTITUTION

Balance Sheet Trends

           As Table I.1 shows, Newport Federal experienced moderate growth in assets during the period of two years ending June 30, 1997. Assets increased $3.922 million during the period (12.9%). Loans increased $4.642 million, or 23.0%. Investment securities, cash, and time deposits combined decreased $1.516 million, or 16.8% during the period. Savings deposits increased by $3.301 million, or 11.9%. Equity decreased $126 thousand, or 5.3%.

Asset/Liability Management

           Managing interest rate risk is a major component of the strategy used in operating a thrift. Most of a thrift's interest earning assets are long-term, while most of the interest bearing liabilities have short to intermediate terms to contractual maturity. To compensate, asset/liability management techniques include (1) making long term loans with interest rates that adjust to market periodically, (2) investing in assets with shorter terms to maturity, (3) lengthening the terms to maturities of savings deposits, and (4) seeking to employ any combination of the aforementioned techniques artificially through the use of synthetic hedge instruments. Table I.3 provides rate shock information at varying levels of interest rate change. The Bank has limited exposure to interest rate increases, and its exposure will be further reduced through the equity raised in the conversion.

           Newport Federal's basic approach to interest rate risk management has been to emphasize shorter term fixed rate mortgage loans, adjustable mortgage loans, and short and intermediate term consumer loans, coupled with extending deposit maturities. Newport Federal currently is not utilizing synthetic hedge instruments and has not used borrowings extensively in recent years. Newport Federal's business plan calls for emphasis on shorter term consumer and commercial loans.

Income and Expense Trends

           Newport Federal was profitable for the fiscal year ended June 30, 1996, but recorded a loss for the fiscal year ended June 30, 1997. Fluctuations in income over the period have resulted principally from (1) changes in non-interest expense, principally the SAIF assessment of approximately $179,000 in 1997; and (2) prior service costs of $286,000 in 1997 related to a directors' retirement plan; and (3) additional loan loss provisions recorded in 1997, e.g., $90,000 in 1997 versus $10,000 in 1996.

           Net interest income increased in the year ended June 30, 1997, principally as a result of growth, as interest margins remained relatively constant during the periods.

Regulatory Capital Requirements

           As Table I.4 demonstrates, Newport Federal meets all regulatory capital requirements, and meets the regulatory definition of a "Well Capitalized" institution. Moreover, the additional capital raised in the stock conversion will add to the existing capital cushion.

Lending

           Table I.5 provides an analysis of the Bank's loan portfolio by type of loan and security. This analysis shows that, at June 30, 1996 and 1997, Newport Federal's loan composition was dominated by 1-4 family dwelling loans.

FERGUSON & COMPANY                                               Section I
------------------                                               ---------

Both non-residential real estate loans and consumer loans experienced healthy growth from 1996 to 1997, while 1-4 dwelling loans remained constant in dollar value but shrunk relative to the entire portfolio. Table I.6 provides information on loan maturities and repricing opportunities at June 30, 1997. The schedule shows that, at that date, approximately 61% of the portfolio was scheduled to mature in more than five years and 45% was scheduled to mature in more than ten years. The table also shows that 56% of total loans were adjustable rate loans and 15% of total loans were consumer and commercial non-real estate loans.

           Table I.7 provides information with respect to loan originations. It indicates that loan origination activity increased 53% from 1996 to 1997.

           Table I.8 provides rates, yields, and average balances for each of the two years ended June 30, 1997. Interest rates earned on interest-earning assets decreased from 7.84% in 1996 to 7.70% in 1997. Interest rates paid on interest-bearing liabilities decreased from 5.35% in 1996 to 5.16% 1997. Newport Federal's spread increased from 2.49% in 1996 to 2.54% in 1997.

           Table I.9 provides a rate volume analysis, measuring differences in interest earning assets and interest costing liabilities and the interest rates thereon during the years ended June 30, 1996 versus 1997. The table shows that most of the decrease in net interest income from the year ended June 30, 1995 to 1996 resulted from rates, while most of the increase from June 30, 1996 to 1997 resulted from volume.

Non-performing Assets

           As shown in Table I.10, the Bank had $74,000 in loans that were over 90 days delinquent at June 30, 1997. The Bank had ceased to accrue interest on these loans. The Bank had $154 thousand in nonperforming assets at June 30, 1996.

Classified Assets

           Newport Federal had $91 thousand in classified assets at June 30, 1997. All of the classified assets were classified as substandard. The Bank had a loan loss allowance of $150,000, or 164.8% of classified assets at June 30, 1997.

Loan Loss Allowance

           Table I.11 provides an analysis of Newport Federal's loan loss allowance. Table I.12 shows the allocation of the loan loss allowance among the various loan categories as of June 30 1996, and 1997.

Mortgage-Backed Securities and Investments

           Table I.13 provides a breakdown of investments as of June 30, 1996, and 1997. Table I.14 provides maturity and yield information for investments as of June 30, 1997.

Savings Deposits

           At June 30, 1997, Newport Federal's deposit portfolio was composed as follows: Checking accounts--$2.978 million or 9.59%; passbook accounts--$1.893 million or 6.09%; and certificate accounts--$26.202 million or 84.32% (see Table I.15). Table I.16 provides a break down of time deposits by rate ranges as of June 30, 1995, 1996, and 1997. Table I.17 provides maturity information by rate ranges for time deposits as of June 30, 1997. It shows that 41.17% of all time deposits mature within one year and 79.19% mature within two years.

           Newport Federal is not overly dependent on large certificates of deposit. At June 30, 1997, the Bank had $3.361 million in certificates that were issued for $100 thousand or more, or 10.82% of its total deposits (see Table I.18).

Borrowings

           Newport Federal has had only minor borrowings in recent years.

FERGUSON & COMPANY                                               Section I
------------------                                               ---------


Subsidiaries

           Newport Federal has no subsidiary.

Legal Proceedings

           From time to time, Newport Federal becomes involved in legal proceedings principally related to the enforcement of its security interest in real estate loans. In the opinion of Management of the Bank, no legal proceedings are in process or pending that would have a material effect on Newport Federal's financial position, results of operations, or liquidity.

EARNINGS CAPACITY OF THE INSTITUTION

           As in any interest sensitive industry, the future earnings capacity of Newport Federal will be affected by the interest rate environment. Historically, the thrift industry has performed at less profitable levels in periods of rising interest rates. This performance is due principally to the general composition of the assets and the limited repricing opportunities afforded even the adjustable rate loans. The converse earnings situation (falling rates) does not afford the same degree of profitability potential for thrifts due to the tendency of borrowers to refinance both high rate fixed rate loans and adjustable loans as rates decline.

           Newport Federal is no exception to the aforementioned phenomenon. With its current asset and liability structure, however, its exposure to rising interest rates is minimal.

           The addition of capital through the conversion will encourage Newport Federal to grow. The business plan projects asset growth over the three year period ending June 30, 2000 between 7% and 29% annually. Growth for the first year is projected at 29% because of (1) the conversion and (2) a pending branch purchase that will add approximately $6.0 million in assets. As growth is attained, the leverage of that new capital should, from a ratio of expenses to total assets standpoint, reduce the operating expense ratio.

Asset-Size-Efficiency of Asset Utilization

           At its current size and in its current asset configuration, Newport Federal is a moderately efficient operation. With total assets of approximately $34.4 million at June 30, 1997, Newport Federal has approximately 9 full time equivalent employees. The business plan projects that operating expense levels as a percentage of average assets will stay in line with pre-conversion rates.

Intangible Values

           Newport Federal's greatest intangible value lies in its loyal deposit base. Newport Federal has a 63 year history of operations and independence. At June 30, 1996, the Bank had 15.81% of the deposit market in its area (down from 16.08% at June 30, 1994), and it has the ability to increase market share. Completion of the NationsBank branch purchase will give Newport Federal approximately 19% of its market. Newport Federal has maintained its market share in recent years without making any significant efforts. Its turn around in strategic direction is expected to help Newport Federal increase its market share significantly.

           Newport Federal has no significant intangible values that could be attributed to unrecognized asset gains on investments and real estate.

Effect of Government Regulations

           Newport Federal's business plan calls for changes in its strategies. The changes will involve the types of loans sought and the efforts expended to acquire deposits. Government regulations will have the greatest impact in the area of cost of compliance and reporting. The conversion will create an additional layer of regulations and reporting and thereby increase the cost to the Bank.

FERGUSON & COMPANY                                               Section I
------------------                                               ---------


Office Facilities

           Newport Federal's office is a modern facility that was built in 1995. It has excellent amenities to service the Bank's customer base. Table I.19 provides information on Newport Federal's office. The Bank's former office is fully leased.

FERGUSON & COMPANY                                                    Section I
------------------                                                    ---------

                      Table I.1 - Selected Financial Data

                                                                        At June 30                                     Compound
                                           --------------------------------------------------------------------         Growth
                                                    1997         1996          1995          1994         1993           Rate
                                                    ----         ----          ----          ----         ----      ---------------
                                                                         ($000's)
Selected Financial Condition Data:
----------------------------------
Total assets                                    $ 34,379     $ 32,446      $ 30,457      $ 29,883     $ 29,818             3.62%
Cash                                                 884        1,167         1,386           286          962            -2.10%
Time deposits with other banks                       691          890         1,086         3,056        3,941           -31.18%
Securities held to maturity                        5,923        6,310         6,542         6,093        5,956                NM
Loans receivable, net                             24,794       21,982        20,152        19,798       18,442             7.68%
Savings deposits                                  31,073       29,657        27,772        27,336       27,690             2.92%
Borrowings                                           618          134           149           162            -                NM
Equity substantially restricted                    2,266        2,465         2,392         2,178        1,986             3.35%

                                                                                               Year Ended June 30,
                                                                       ---------------------------------------------------------
                                                                          1997         1996        1995        1994        1993
                                                                          ----         ----        ----        ----        ----
                                                                                              ($000's)
Selected Operations Data:
-------------------------
Interest income                                                         $ 2,493     $ 2,328      $ 2,155     $ 2,033    $ 2,236
Interest expense                                                          1,597       1,525        1,279       1,181      1,309
                                                                       ---------------------------------------------------------
                                              Net interest income           896         803          876         852        927
Provision for loan losses                                                    90          10            5           5         25
                                                                       ---------------------------------------------------------
                                        Net interest income after
                                        provision for loan losses           806         793          871         847        902
                                                                       ---------------------------------------------------------
Noninterest income                                                           19          11           17          45         29
                                                                       ---------------------------------------------------------
                                                        Sub-total           825         804          888         892        931
                                                                       ---------------------------------------------------------
Noninterest expense                                                       1,157         726          555         569        533
                                                                       ---------------------------------------------------------
                 Income (loss) before taxes and cumulative effect          (332)         78          333         323        398
Income tax expense (benefit)                                               (133)          6          119         121        127
                                                                       ---------------------------------------------------------
                       Net income (loss) before cumulative effect          (199)         72          214         202        271
                                                                       ---------------------------------------------------------
Cumulative effect adjustment                                                  -           -            -         (10)
                                                                       =========================================================
                                                Net income (loss)        $ (199)       $ 72        $ 214       $ 192      $ 271
                                                                       =========================================================

Source: Offering circular, audited financial statements, & F&C calculations

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------
                          Table I.2 - Operating Ratios

                                                             At or for the
                                                           Year Ended June 30,
                                                         -----------------------
                                                            1997        1996
                                                            ----        ----
Performance Ratios:
------------------
Return on assets (ratio of net earnings
  to average total assets)                                 -0.60%       0.23%
Return on equity (ratio of  net earnings
  to average equity)                                       -8.41%       2.92%
Ratio of average interest-earning assets to
  average interest-bearing liabilities                    104.67%     104.12%
Ratio of net interest income, after provision
  for loan losses, to noninterest expense                  69.66%     109.23%
Net interest rate spread                                    2.54%       2.49%
Net yield on average interest-earning assets                2.77%       2.70%

Quality Ratios:
--------------
Non-performing loans to total loans
  at end of period                                          0.30%       0.14%
Non-performing loans to total assets                        0.21%       0.09%
Non-performing assets to total assets
  at end of period                                          0.21%       0.47%
Allowance for loan losses to non-performing
  loans at end of period                                  202.70%     243.33%
Allowance for loan losses to total loans, net               0.60%       0.33%

Capital Ratios:
--------------
Equity to total assets at end of period                     6.59%       7.60%
Average equity to average assets                            7.08%       7.72%

Other Data:
----------
Number of full service offices                                 1           1

Source: Offering circular              7

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------


                        Table I.3 - Interest Rate Shock

                                                                          Net Portfolio Value
                                                                             June 30, 1997
                                          ------------------------------------------------------------------------------------
                                                                         Estimated
                                                                          NPV as a
                Change                        Estimated                    Percent
               in Rates                          NPV                     of Assets        $ Change              % Change
---------------------------------------   -------------------   -------------------       --------         -------------------
                                                                                          ($000's)
  +400 bp                                    $      2,403                     7.26%           (669)                    -22%
  +300 bp                                           2,663                     7.91%           (409)                    -13%
  +200 bp                                           2,873                     8.40%           (199)                     -6%
  +100 bp                                           3,012                     8.70%            (60)                     -2%
     0 bp                                           3,072                     8.77%              -                       -
 --100 bp                                           3,051                     8.63%            (21)                     -1%
 --200 bp                                           3,002                     8.42%            (70)                     -2%
 --300 bp                                           2,993                     8.32%            (79)                     -3%
 --400 bp                                           3,054                     8.38%            (18)                     -1%

Source: Office of Thrift Supervision, Risk Management Division

FERGUSON & COMPANY                                                  Section I
------------------                                                  ---------

                   Table I.4 - Regulatory Capital Compliance

                                                                 Percent of
                                                     Amount        Assets
                                                ---------------------------
                                                           ($000's)
Tangible capital                                     $2,266           6.59%
Tangible capital reqirement                             516           1.50%
                                                ---------------------------
Excess (deficit)                                     $1,750           5.09%
                                                ===========================

Core capital                                         $2,266           6.59%
Core capital requirement                              1,031           3.00%
                                                ---------------------------
Excess (deficit)                                     $1,235           3.59%
                                                ===========================

Risk-based capital                                   $2,414          13.31%
Risk-based capital requirement                        1,451           8.00%
                                                ---------------------------
Excess (deficit)                                       $963           5.31%
                                                ===========================


Source: Offering circular              9

Ferguson & Company                                                  Section I
------------------                                                  ---------

                    Table I.5 - Loan Portfolio Composition


                                                                  At June 30,
                                         -----------------------------------------------------------
                                                   1997                           1996
                                         -----------------------------  --------------------------
                                          Amount         Percent            Amount       Percent
                                                                   ($000's)
Mortgage Loans:
  1-4 family                                17,479          70.06%            17,486         79.25%
 Multi-family                                  136           0.55%               145          0.66%
 Non-residential                             3,613          14.48%             2,628         11.91%
                                         -------------------------   ------------------------------
    Total mortgage loans                    21,228          85.08%            20,259         91.82%
                                         -------------------------   ------------------------------
Consumer Loans:
 Loans on savings accounts                     443           1.78%               256          1.16%
 Home improvement loans                        666           2.67%               763          3.46%
 Automobile loans                            2,010           8.06%               649          2.94%
 Other consumer loans                          510           2.04%               138          0.63%
                                         -------------------------   ------------------------------
         Total consumer loans                3,629          14.55%             1,806          8.18%
                                         -------------------------   ------------------------------
Commercial loans                                93           0.37%                 -          0.00%
                                         -------------------------   ------------------------------
 Total loans                                24,950         100.00%            22,065        100.00%
                                         -------------============   --------------------==========

Less:
 Deferred fees and discounts                     6                                10
 Allowance for losses                          150                                73
                                         ----------                   ---------------
Loan portfolio, net                         24,794                            21,982
                                         ==========                   ===============



Source: Offering circular               10

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------

                          Table I.6 - Loan Maturities

The following table sets forth certain information at June 30, 1997, regarding the amount of loans maturing in the loan portfolio, based on contractual terms to maturity.

                           Due During the Year Ending June 30,
                           -----------------------------------   3 to 5      5 to 10       Over
                              1998       1999        2000        Years        Years      10 Years      Total
                           ---------   --------   ---------   ----------   ----------------------   ----------
                                                                ($000,s)
Mortgage loans             $  1,654    $   115    $  1,759    $   3,154    $  3,467      $ 11,079   $   21,228
Commercial loans                 93          -           -            -           -             -           93
Consumer loans                  710        174         258        1,873         468           146        3,629
                           ---------   --------   ---------   ----------   ----------------------   ----------
                   Total   $  2,457    $   289    $  2,017    $   5,027    $  3,935      $ 11,225   $   24,950
                           =========   ========   =========   ==========   ======================   ==========

Set forth below is a break down of loans between fixed and adjustable rates:


                                      Fixed           Adjustable
                                       Rate              Rate
                                    ----------        ----------
                                              ($000's)
Real estate:
  1-4 family                            5,101            12,378
  Multi-family                              -               136
  Non-residential                       2,033             1,580
Consumer:
  Deposit account loans                   443
  Home improvement                        666
  Automobile                            2,010
  Other                                   510
Commercial                                 93
                                    ----------        ----------
                                       10,856            14,094
                                    ==========        ==========


Source: Offering circular             11

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------


        Table I.7 - Loan Origination, Purchase, and Repayment Activity

                                                             For the Year Ended June 30,
                                                       -------------------------------------
                                                              1997                     1996
                                                              ----                     ----
                                                                       ($000's)
Net loans, beginning of period                         $    21,982               $   20,152

Originations by type:
---------------------
Mortgage loans:
    1-4 family                                               4,515                    3,714
    Multi-family                                                55                       43
    Commercial                                                 936                      561
Consumer loans                                               3,231                    1,456
Commercial loans                                                93                        -
                                                       -----------               ----------
     Total loans originated                                  8,830                    5,774
                                                       -----------               ----------

Purchases                                                      500                    1,005
---------                                              -----------               ----------
  Total loans originated and purchased                       9,330                    6,779
                                                       -----------               ----------

Loans sold                                                       -                        -
----------                                             -----------               ----------

Repayments:                                                  6,445                    4,943
-----------                                            -----------               ----------

Decrease (increase) in other items, net:                       (73)                      (6)
----------------------------------------               -----------               ----------

    Net increase (decrease) in loans receivable, net         2,812                    1,830
                                                       -----------               ----------

 Net loans, end of period                              $    24,794               $   21,982
                                                       ===========               ===========


Source: Offering circular             12

FERGUSON & COMPANY
------------------

                Table I.8 - Average Balances, Rates, and Yields

                                                                                Year Ended June 30,
                                              -------------------------------------------------------------------------------------
                                                                1997                                       1996
                                              ---------------------------------------  --------------------------------------------
                                                Average       Interest                     Average       Interest
                                              Outstanding      Earned/       Average     Outstanding      Earned/       Average
                                                Balance         Paid       Yield/Rate      Balance         Paid       Yield/Rate
                                              ---------------------------------------  --------------------------------------------
                                                                                    ($000's)
Interest/dividend-earning assets:
---------------------------------
Interest-bearing deposits                     $       1,767    $       72    4.07%       $    2,519      $    129         5.12%
Mortgage-backed securities                            5,374           339    6.31%            4,442           280         6.30%
Investment securities                                   976            71    7.27%            1,266           105         8.29%
Loans                                                24,249         2,011    8.29%           21,470         1,814         8.45%
                                              ------------------------------------       --------------------------------------
Total interest\dividend-earning assets               32,366    $    2,493    7.70%           29,697      $  2,328         7.84%
                                                               ===================                       ======================
Non-interest earning assets                           1,745                                   1,644
                                              -------------                              ----------
Total assets                                  $      34,111                              $   31,341
                                              =============                              ==========
Interest-bearing liabilities:
-----------------------------
Savings deposits                              $      29,684         1,541    5.19%       $   28,383      $  1,517         5.34%
FHLB advances                                         1,238            56    4.52%              140             8         5.71%
                                              ------------------------------------       --------------------------------------
Total interest-bearing liabilities                   30,922     $   1,597    5.16%           28,523      $  1,525         5.35%
                                                                ==================                       ======================
Non-interest bearing liabilities                        789                                     351
                                              -------------                              ----------
Total liabilities                                    31,711                                  28,874
                                              -------------                              ----------
Equity                                                2,400                                   2,467
                                              -------------                              ----------
Total liabilities and equity                  $      34,111                              $   31,341
                                              =============                              ==========

Net interest\dividend income                                    $     896                                $    803
                                                                =========                                ========
Net interest\dividend rate spread  (1)                                       2.54%                                        2.49%
                                                                             =====                                   ==========
Net interest\dividend earnings assets         $       1,444                              $    1,174
                                              =============                              ==========
Net interest\dividend margin  (2)                                            2.77%                                        2.70%
                                                                             =====                                   ==========
Average interest\dividend-earning assets to
 average interest-bearing liabilities                              104.67%                                 104.12%
                                                                ==========                               =========



(1) Net interest rate spread represents the difference between the average yield on interest-earning assets and the average rate on interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.


Source: Offering circular             13

FERGUSON & COMPANY                                                    Section I
------------------                                                    ---------

                       Table I.9 - Rate/Volume Analysis

                                                                             Year Ended June 30,
                                            ----------------------------------------------------------------------------------------
                                                        1997 vs. 1996                                1996 vs. 1995
                                            -----------------------------------------  ---------------------------------------------
                                                              Increase                                     Increase
                                                            (Decrease)                                   (Decrease)
                                                                Due to                                       Due to
                                            -----------------------------        Total    -----------------------------       Total
                                                                   Rate/      Increase                           Rate/     Increase
                                              Volume     Rate     Volume    (Decrease)    Volume      Rate     Volume    (Decrease)
                                              ------     ----     ------    ----------    ------      ----     -------   ----------
                                                                                     ($000's)
Interest-earning assets:
Interest-bearing deposits                     $ (39)   $ (26)      $  8        $ (57)     $ (14)    $  26      $  (3)        $   9
Mortgage-backed securities                       59        -          -           59        (22)       51         (4)           25
Investments                                     (24)     (13)         3          (34)       (11)       16         (2)            3
Loans                                           235      (34)        (4)         197        126        10          1           137
                                            -----------------------------------------  ---------------------------------------------

  Total interest-earning assets                 231      (73)         7          165         79       103         (8)          174
                                            -----------------------------------------  ---------------------------------------------

Interest-bearing liabilities:
Deposits                                         69      (43)        (2)          24         44       195          7           246
FHLB advances                                    63       (2)       (13)          48         (1)       (1)         -            (2)
                                            -----------------------------------------  ---------------------------------------------

  Total interest - bearing liabilities          132      (45)       (15)          72         43       194          7           244
                                            -----------------------------------------  ---------------------------------------------

  Increase (decrease) in net
   interest income                            $  99    $ (28)      $ 22        $  93      $  36     $ (91)     $ (15)        $ (70)
                                            =========================================  =============================================




Source: Offering circular             14

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------

                      Table I.10 - Non-Performing Assets

The table below sets forth the amounts and categories of non-performing assets. Loans are placed on non-accrual status when the collection of principal or interest becomes doubtful.


                                                                                 June 30,
                                                              --------------------------------------------
                                                                       1997                          1996
                                                                       -----                         ----
                                                                       ($000's)
Non-accruing loans:
Real estate:
  One- to four-family                                                    67                            30
  Multi-family                                                          -                             -
  Non-residential                                                       -                             -
Consumer                                                                  7                           -
Commercial                                                              -                             -
                                                              --------------------------------------------
     Total                                                               74                            30
                                                              --------------------------------------------

Accruing loans delinquent 90 days or more:
Real estate:
  One- to four-family                                                   -                             -
  Multi-family                                                          -                             -
  Non-residential                                                       -                             -
  Construction                                                          -                             -
Consumer                                                                -                             -
Commercial                                                              -                             -
Other                                                                   -                             -
                                                              --------------------------------------------
     Total                                                              -                             -
                                                              --------------------------------------------
                          Total non-performing loans                     74                            30
                                                              --------------------------------------------

Repossessed assets                                                      -                             124
                                                              --------------------------------------------

Total non-performing assets                                              74                           154
                                                              ============================================

Total non-performing loans as a
  percentage of total net loans                                       0.30%                         0.14%
                                                              ============================================

Total non-performing assets as a
  percentage of total assets                                          0.21%                         0.47%
                                                              ============================================

Source: Offering Circular

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------


            Table I.11 - Analysis of the Allowance for Loan Losses

                                                            Year ended June 30,
                                                ----------------------------------------
                                                       1997                  1996
                                                       ----                  ----
                                                              ($000's)
Balance at beginning of period                  $            73     $                63
                                                ----------------    --------------------
Charge-offs:
One- to four-family                                         (13)                    -
Multi-family                                                -                       -
Non-residential                                             -                       -
Consumer                                                    -                       -
Commercial                                                  -                       -
                                                ----------------    --------------------
                                                            (13)                    -
                                                ----------------    --------------------

Recoveries:                                                 -                       -
                                                ----------------    --------------------

Net (charge-offs)                                           (13)    $               -
                                                ----------------    --------------------
Additions charged to operations                              90                      10
                                                ----------------    --------------------
Balance at end of period                        $           150     $                73
                                                ================    ====================
Allowance for loan losses to total
  non-performing loans at end of period                  202.70%                 243.33%
                                                ================    ====================
Allowance for loan losses to net
  loans at end of period                                   0.60%                   0.33%
                                                ================    ====================
Ratio of net charge-offs to average
  loans outstanding during the period                      0.05%                   0.00%
                                                ================    ====================

Source:  Offering Circular

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------


             Table I.12 - Allocation of Allowance for Loan Losses

                                                              At June 30,
                                    -----------------------------------------------------------------
                                               1997                              1996
                                    -------------------------------   -------------------------------
                                                       Percent                           Percent
                                                      of Loans                          of Loans
                                                       in Each                           in Each
                                      Amount of       Category          Amount of       Category
                                      Loan Loss       to Gross          Loan Loss       to Gross
                                      Allowance         Loans           Allowance         Loans
                                      ---------         -----           ---------         -----
                                                                ($000's)
Mortgage Loans
  1-4 family                                105         70.06%                 58          79.25%
  Multi-family                                1          0.55%                -             0.66%
  Non-residential                            22         14.48%                  9          11.91%
Consumer Loans
  Loans secured by deposits                   3          1.78%                  1           1.16%
  Home improvement                            4          2.67%                  3           3.46%
  Automobile                                 12          8.06%                  2           2.94%
  Other consumer                              3          2.04%                -             0.63%
Commercial Loans                            -            0.37%                -             0.00%
                                    -------------------------------   ---------------------------

                                            150        100.00%                 73         100.00%
                                    ===============================   ===========================

Source:  Offering Circular

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------

                      Table I.13 - Investment Securities

                                                                        At June 30,
                                                             ----------------------------------
                                                                  1997               1996
                                                             ---------------   ----------------
                                                                          ($000's)
U.S. government agency securities                                   $   500            $ 1,000
Mortgage-backed securities                                            5,077              4,963
Federal Home Loan Bank stock                                            283                267
Obligations of states and political subdivisions                         63                 80
                                                             ---------------   ----------------

                                                   Total            $ 5,923            $ 6,310
                                                             ===============   ================

Source:  Offering Circular

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------

                   Table I.14 - Investments at June 30, 1997


                                                        Maturity Period at June 30, 1997
                                   ---------------------------------------------------------------------------------------------
                                     One Year or Less        One to Five Years        Over Five Years               Total
                                   -------------------      -------------------    ---------------------    --------------------

                                    Book                     Book                    Book                     Book
                                    Value       Yield        Value      Yield        Value        Yield       Value       Yield
                                    -----       -----        -----      ------      -------       -----      -------      -----
                                                                             ($000's)
                                                                             --------
U.S. government agencies
  and tax exempt securities         $   -        0.00%       $ 509        6.46%     $    54        9.46%     $   563       6.75%
Mortgage-backed securities              -        0.00%          53       12.15%       5,024        6.83%       5,077       6.75%
FHLB stock and other                  283        5.84%           -        0.00%           -        0.00%         283       5.84%

                                    -----       -----        -----      ------      -------       -----      -------      -----
Total investment securities         $ 283        5.84%       $ 562        7.00%     $ 5,078        6.86%     $ 5,923       6.71%
                                    =====       =====        =====      ======      =======       =====      =======      =====

Source:  Offering Circular

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------

                        Table I.15 - Deposit Portfolio

                                                                                  Balance             Percent
                                                                  Interest       June 30,               of
Category                                               Term       Rate (1)         1997              Deposits
--------                                               ----       --------         -----             --------
                                                                                 ($000's)
                                                                                 --------
Savings and transactions accounts
---------------------------------
Now accounts                                            None           2.40%     $ 1,670                   5.37%
Passbook accounts                                       None           3.00%       1,893                   6.09%
Demand                                                  None           0.00%         983                   3.16%
Money market accounts                                   None           2.41%         325                   1.05%
                                                                                 -------             ----------
                                                                                   4,871                  15.68%
                                                                                 -------             ----------
Certificates of deposit
---------------------------------
Fixed term, fixed rate                                6 months        5.47%        5,204                  16.75%
Fixed term, fixed rate                               12 months        5.67%        6,106                  19.65%
Fixed term, fixed rate                               15 months        5.60%        3,013                   9.70%
Fixed term, fixed rate                               18 months        5.77%        1,282                   4.13%
Fixed term, fixed rate                               24 months        5.82%          979                   3.15%
Fixed term, fixed rate                               36 months        5.93%          942                   3.03%
Fixed term, fixed rate                               60 months        6.08%        8,593                  27.65%
                                                         Other        4.18%           83                   0.27%
                                                                                 -------             ----------
                Total certificates of deposit                                     26,202                  84.32%
                                                                                 -------             ----------

                       Total savings deposits                                    $31,073                 100.00%
                                                                                 =======             ==========

(1) Indicates weighted average interest rate at June 30, 1997.

Source:  Offering Circular

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------

                     Table I.16 - Savings Deposits Detail


                                                                              At June 30,
                                        ------------------------------------------------------------------------------------------
                                                 1997                           1996                              1995
                                        -----------------------       --------------------------       --------------------------
                                                     Percent of                       Percent of                       Percent of
                                         Amount        Total           Amount           Total           Amount           Total
                                         ------        ----            ------           ----            ------           -----
                                                                               ($000's)
Transactions and Savings Deposits:
---------------------------------
  NOW and money market accounts         $ 2,978            9.58%      $ 2,322               7.83%      $ 1,943               7.00%
  Passbook accounts                       1,893            6.09%        1,361               4.59%        1,145               4.12%
                                        -----------------------       --------------------------       --------------------------

Total transaction accounts                4,871           15.68%        3,683              12.42%        3,088              11.12%
                                        -----------------------       --------------------------       --------------------------

Certificates:
------------
  2.00 to 3.99%                               -            0.00%           49               0.17%        1,081               3.89%
  4.00 to 5.99%                          26,202           84.32%       16,666              56.20%       14,212              51.17%
  Over 6.00%                                  -            0.00%        9,259              31.22%        9,391              33.81%
                                        -----------------------       --------------------------       --------------------------

Total certificates                       26,202           84.32%       25,974              87.58%       24,684              88.88%
                                        -----------------------       --------------------------       --------------------------

Total deposits                          $31,073          100.00%      $29,657             100.00%      $27,772             100.00%
                                        =======================       ==========================       ==========================

Source: Offering Circular

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------

                Table I.17 - Certificate of Deposit Maturities

The table below provides CD maturities at June 30, 1997, by year in rate ranges.


                                   Less Than        One to          Two to           After                         Percent
                                   One Year        Two Years      Three Years     Three Years       Total         of Total
                                   --------        ---------      -----------     -----------       -----         --------
                                                                         ($000's)
Certificates maturing in:

2.00% to 3.99%                      $      -         $     -         $     -         $     -       $      -            0.00%
4.00% to 5.99%                        10,787           9,962           1,135           4,318         26,202          100.00%
                                 ------------------------------------------------------------------------------------------

               Total                $ 10,787         $ 9,962         $ 1,135         $ 4,318       $ 26,202          100.00%
                                 ==========================================================================================

          Percent of total            41.17%          38.02%           4.33%          16.48%        100.00%
                                 =========================================================================

Source: Offering Circular

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------

                       Table I.18 - Large CD Maturities


Certificates of deposit over $100,000
  maturing in period ending:                  Amount
-------------------------------------        --------
                                             ($000's)
Within three months or less                    $ 575
Three through six months                         351
Six through twelve months                      1,058
Over 12 months                                 1,377
                                             -------

Total                                        $ 3,361
                                             =======

Source: Offering Circular

FERGUSON & COMPANY                                                     Section I
------------------                                                     ---------

                             Table I.19 - Offices


                                   Net Book             Year             Owned or              Square
Physical address                   Value (1)          Occupied            Leased              Footage
----------------                   ---------          --------            ------              -------
                                   ($000's)
200 Olivia Drive                   $ 1,238              1995               Owned               6,800
Newport, Arkansas 72112
Main Office

522 Third Street                     $ 248              1956               Owned               7,400
Newport, Arkansas 72112
Former Main Office

(1) Cost less accumulated depreciation and amortization.

Source: Offering Circular

                                  SECTION II
                                  MARKET AREA

FERGUSON & COMPANY                                                    SECTION II
------------------                                                    ----------

                               II.  MARKET AREA

DEMOGRAPHICS

        Newport Federal Savings Bank ("Newport Federal" or "Bank") conducts its operations through one office located in Newport, Jackson County, Arkansas. Arkansas is in the southeastern region of the United States. Jackson County is in the northeastern section of Arkansas.

        Newport Federal has determined that its principal trade area is Jackson County and parts of the contiguous counties. Table II.1 presents historical and projected trends for the United States, Arkansas, Jackson County, and zip code 72112, which includes the City of Newport. The information addresses population, income, employment, and housing trends.

        As indicated in Table II.1, population growth rates for Arkansas are close but slightly above the United States growth rate. Growth rates for Jackson County and zip code 72112 are well below both Arkansas and the United States. Household income growth for Arkansas, Jackson County, and zip code 72112 is projected to be above that of the United States for the period 1996 to 2001.

        In the period from 1990 until 1996, the population of the State of Arkansas grew 6.94%. During the same period, the Jackson County population decreased 2.37%, zip code 72112 decreased 2.86%, and the United States population increased 6.67%. Projections of population growth from 1996 through 2001 indicate that the State of Arkansas will increase 5.48%, while Jackson County is projected to decrease by 1.90%, zip code 72112 is projected to decrease 2.00%, and the United States population is projected to increase by 5.09%.

        Household income is projected to decrease by .64% for Jackson County from 1996 to 2001. For the same period, household income is projected to increase by 2.92% for the State of Arkansas, decrease by .80% for zip code 72112, and decline by 3.88% for the United States. Per capita and household income levels for the State of Arkansas are well below those of the United States, and per capita and household income levels for Jackson County and zip code 72112 are well below the State of Arkansas.

        The 2001 estimate shows that, for Jackson County, households with incomes less than $15,000 are expected to be 36%; those with incomes between $15,000 and $25,000 are estimated at 21%; those with incomes between $25,000 and $50,000 are estimated at 29%; those with incomes between $50,000 and $100,000 are estimated at 12%; and households with incomes in excess of $100,000 are projected to be 3%. The 2001 estimates for Arkansas are 27%, 20%, 34%, 16%, and 3%, respectively. The 2001 estimate for zip code 72112 is 37%, 20%, 29%, 12%, and 3%, respectively.

        The number of households in Jackson County is projected to decrease by 1.93% from 1996 to 2001, well below the projection for the State of Arkansas which calls for an increase of 5.64% and in line with the projected decline for zip code 72112 at 2.05%. While the household growth rate for Arkansas is slightly higher than that of the United States (5.64% versus 5.14%), the household growth rate for Jackson County and zip code 72112 are well below the projected growth rate for the U.S. and Arkansas.

        With projections of a slight decline in population and number of households, combined with projections of a slightly declining household income, the market for housing units will be flat. Zip code 72112 has approximately 5,800 housing units, of which 59.66% are owner occupied, and a vacancy rate of 8.81%. Jackson County has approximately 8,100 housing units, of which 62.42% are owner occupied, and a vacancy rate of 8.97%.

        The principal sources of employment in Jackson County are manufacturing--23.3%; trade--23.0%; public administration--15.2%; and services-- 22.6%.

        Analysis of the data presented above presents a picture of limited economic opportunity, suggesting that Newport Federal's growth opportunities within its current market area will be limited.

FERGUSON & COMPANY                                                    SECTION II
------------------                                                    ----------

        Based on information publicly available on deposits as of June 30, 1996 (see Table II.3), Jackson County had $187.6 million in deposits and Newport Federal had 15.81% of the deposit market, down slightly from 16.08% of the market at June 30, 1994. The Bank's recent deposit growth rate has been moderate, in line with the overall market. Newport Federal's competition consists of 9 commercial bank offices. The Bank's growth rate has accelerated since the Bank moved into its new building in September 1995. Table II.3 shows that from June 30, 1994 to 1996, Newport Federal's deposits increased by $2.321 million (8.5%), while the overall market increased $17.583 million in deposits (10.3%). The Bank's deposits increased $1.416 million (4.8%) from June 30, 1996, to June 30, 1997. In August 1997, Newport Federal agreed to buy NationsBank's Newport office, with approximately $6.0 million in deposits. The Bank's business plan projects that its deposits will continue to grow at a healthy pace in the future. The Bank intends to market its services and products more aggressively.

        Building permit information was not available. However, projected population and household income growth rates in Newport Federal's market area portend limited lending opportunities within the market.

        Growth opportunities for Newport Federal can be assessed by reviewing economic factors in its market area. The salient factors include growth trends, economic trends, and competition from other financial institutions. We have reviewed these factors to assess the potential for the market area. In assessing the growth potential of the Bank, we must also assess the willingness and flexibility of Management to respond to the competitive factors that exist in the market area. Our analysis of the economic potential and the potential of Management affects the valuation of the Bank.

        A prison will be opening in the Newport area in early 1998. It is expected to employ approximately 300. This will have a positive effect on the immediate area. Within a 30 mile radius of Newport, there is a population base of approximately 110,000. Therefore, if the Bank reaches a position of limited opportunities within the immediate trade area, it is fairly simple to expand its trade area by branching or opening loan production offices. Management if well aware of this, and is prepared to expand if the economics justify it.

                                                                      Section II
                                                                      ----------
FERGUSON & COMPANY
------------------

                        Table II.1 - Demographic Trends

                            Key Economic Indicators
            United States, Arkansas, Jackson County, Zip Code 72112


   =======================================================================================================================
                                                           United                             Jackson           Zip Code
                      Key Economic Indicator               States          Arkansas            County            72112
   -----------------------------------------------------------------------------------------------------------------------

    Total Population, 2001 Est.                        278,802,003         2,651,619            18,144            12,896
      1996 - 2001 Percent Change, Est.                        5.09              5.48             (1.90)            (2.00)
    Total Population, 1996 Est.                        265,294,885         2,513,924            18,495            13,159
      1990 - 96 Percent Change, Est.                          6.67              6.94             (2.37)            (2.86)
    Total Population, 1990                             248,709,873         2,350,725            18,944            13,546
   -----------------------------------------------------------------------------------------------------------------------

    Household Income, 2001 Est.                             33,189            27,040            20,333            20,524
      1996 - 2001 Percent Change, Est.                       (3.88)             2.92             (0.64)            (0.80)
    Household Income, 1996 Est.                             34,530            26,272            20,464            20,689

   -----------------------------------------------------------------------------------------------------------------------
    Per Capita Income, 1990                                 16,738            13,087            11,200            11,606
   -----------------------------------------------------------------------------------------------------------------------

    Household Income Distribution-2001 Est. (%)
      $15,000 and less                                          20                27                36                37
      $15,000 - $25,000                                         16                20                21                20
      $25,000 - $50,000                                         34                34                29                29
      $50,000 - $100,000                                        24                16                12                12
      $100,000 - $150,000                                        4                 2                 2                 2
      $150,000 and over                                          2                 1                 1                 1
   -----------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------
    Unemployment rate, 1990                                   6.24              5.98              5.40              5.41
   -----------------------------------------------------------------------------------------------------------------------

    Median Age of Population, 1996 Est.                       34.3              35.3              37.9              37.7
    Median Age of Population, 1990                            32.9              33.8              36.7              36.6
   -----------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------
    Average Housing Value, 1990                             79,098            55,138            41,357            45,697
   -----------------------------------------------------------------------------------------------------------------------

    Total Households, 2001 Est.                        103,293,062         1,008,845             7,051             4,979
      1996 - 2001 Percent Change, Est.                        5.14              5.64             (1.93)            (2.05)
    Total Households, 1996                              98,239,161           955,003             7,190             5,083
      1990 - 96 Percent Change, Est.                          6.84              7.16             (2.32)            (2.87)
    Total Households, 1990                              91,947,410           891,179             7,361             5,233
   -----------------------------------------------------------------------------------------------------------------------

    Total Housing Units, 1990                          101,641,260         1,000,667             8,086             5,764
      % Vacant                                               10.07             10.94              8.97              8.81
      % Occupied                                             89.93             89.06             91.03             91.19
         % By Owner                                          57.78             61.95             62.42             59.66
         % By Renter                                         32.15             27.11             28.62             31.52
   =======================================================================================================================

Source: Scan/V.P.S. Inc.

                                                                      Section II
                                                                      ----------
FERGUSON & COMPANY
------------------

                   Table II.2-Percent Employment by Industry

                                                         United                                 Jackson
                   Industry                              States              Arkansas            County
   ==========================================         ============        ==============      =============
     Construction/Agriculture/Mining                       9.5                 6.3                7.9

     Manufacturing                                        17.7                24.4               23.3

     Transportation/Utilities                              7.1                 5.8                5.1

     Trade                                                21.2                23.8               23.0

     Finance/Insurance                                     6.9                 4.0                2.9

     Services                                             32.7                21.6               22.6

     Public Administration                                 4.8                14.1               15.2

Source: State of Arkansas Employee Division

                                                                      Section II
                                                                      ----------
FERGUSON & COMPANY
------------------

                       Table II.3 - Market Area Deposits

    -----------------------------------------------------------------------------------------------------------------------

                                                                 1996                    1995                   1994
                                                             ------------            ------------           ------------
                                                                                    (in Thousands)

     Jackson County Deposits

     Total Newport Federal Savings bank                       $   29,657              $   27,772             $   27,336
                                                             ------------            ------------           ------------
                  Number of Branches                                   1                       1                      1

     Total Bank Deposits                                      $  157,895              $  148,050             $  142,633
                                                             ------------            ------------           ------------
                  Number                                               5                       4                      5
                  Number of Branches                                   9                       8                     10

                  Total Deposits                              $  187,552              $  175,822             $  169,969
                                                             ============            ============           ============

                     Percent of Deposits Held by
                        Newport Federal SB                         15.81%                  15.80%                 16.08%
                                                             ============            ============           ============

    -----------------------------------------------------------------------------------------------------------------------

           Note: In August 1997, the Bank agreed to buy NationsBank's office in Newport. That office had approximately $6.0 million in deposits. The deposits will be combined with the Bank's existing office in Newport.

Source: BranchSource, a product of Sheshunoff Information Services, Inc.

                                  SECTION III

                           COMPARISON WITH PUBLICLY

                                TRADED THRIFTS

FERGUSON & COMPANY                                                   Section III
------------------                                                   -----------


                 III. COMPARISON WITH PUBLICLY TRADED THRIFTS

COMPARATIVE DISCUSSION

        This section presents an analysis of Newport Federal Savings Bank ("Newport Federal" or the "Bank") relative to a group of twelve publicly traded thrift institutions ("comparative group"). Such analysis is necessary to determine the adjustments that must be made to the pro forma market value of Newport Federal's stock. Table III.1 presents a listing of the comparative group with general information about the group. Table III.2 presents key financial indicators relative to profitability, balance sheet composition and strength, and risk factors. Table III.3 presents a pro forma comparison of Newport Federal to the comparative group. Exhibits III and IV contain selected financial information on Newport Federal and the comparative group. This information is derived from quarterly TFR's filed with the OTS and call reports filed with the FDIC. The selection criteria and comparison with the comparative group are discussed below.

Selection Criteria

        Ideally, the comparative group would consist of thrifts in the same geographic region with identical local economies, asset size, capital level, earnings performance, asset quality, etc. However, there are few comparably sized institutions with stock that is liquid enough to provide timely, meaningful market values. Therefore, we have selected a group of comparatives that are either listed on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), or Nasdaq. We excluded companies that are apparent takeover targets and companies with unusual characteristics that tend to distort both mean and median calculations. For example, we have excluded all companies with losses during the trailing twelve months. We have also excluded mutual holding companies (see Exhibit VI).

        Because of the limited number of similar size thrifts with sufficient trading volume, we looked for members of the comparative group among thrifts with assets up to $100 million. The Southeast Region, which includes Arkansas, had 7 thrifts that met the size requirements. We found 57 thrifts that met the asset size requirements in the entire country (we consider 10 to be the minimum number), and we retained 12 and eliminated 45 for the following reasons: (a) One was a mutual holding company; (b) Twenty-two did not have PE ratios for the last twelve months; (c) Twenty-three had tangible equity over 20% of assets; (d) One had agreed to be acquired; (e) Seven had non-performing assets in excess of 1.0% of assets; (f) Three had loans to deposits ratios below 50%; (g) Twenty-three had loans to deposits ratios over 100%; and (h) Four had loans serviced in excess of 40% of assets. After eliminating the thrifts described above, there were fourteen left. We then eliminated the two remaining with the most in assets.

        The principal source of data was SNL Securities, Charlottesville, Virginia. There are approximately 400 publicly traded thrifts listed on NYSE, AMEX, or Nasdaq. In developing statistics for the entire country, we eliminated certain institutions that skewed the results, in order to make the data more meaningful:

        .   We eliminated companies with losses,

        .   We eliminated indicated acquisition targets,

        . We eliminated companies with price/earnings ratios in excess of 25, and

        . We eliminated companies that had not reported as a stock institution for one complete year.

The resulting group of 257 publicly traded thrifts is included in Exhibit V.

        The selected group of comparatives has sufficient trading volume to provide meaningful price data. Nine of the comparative group members are located in the Midwest and the others are located in the Southwest (1) and Mid-Atlantic
(2) Regions. With total assets of approximately $34.4 million, Newport Federal is well below the group selected, which has average assets of $74.3 million and median assets of

FERGUSON & COMPANY                                                   Section III
------------------                                                   -----------


$82.5 million. Newport Federal's assets after conversion will continue to be much smaller than the comparative group. Pro forma assets at the midpoint are $36.4 million.

Profitability

        Using the comparison of profitability components as a percentage of average assets, Newport Federal was below the comparative group in net income,
 .41% to .58%; net interest income, 2.63% to 3.51%; loss provisions, .26% to .08%; noninterest income, .06% to .24%; efficiency ratio, 75.63% to 64.19%; and
core income, .41% to .82%. Newport Federal was above the comparative group in operating expense, 2.03% to 2.42%. Newport Federal's operating expense minus other income was 1.97% versus 2.18% for the comparative group. After conversion, deployment of the proceeds will provide additional income, and Newport Federal will compare more favorably with the comparative group in terms of return on average assets, with a return of .52% at the midpoint of the appraisal range. Pro forma return on average equity is 4.13% at the midpoint, versus a mean of 5.03% and median of 4.67% for the comparative group.

        As compared with the comparative group, Newport Federal has a lower level of operating expense. Newport Federal is below the comparative group in all other areas of operations shown on Table III.2. Newport Federal has two serious impediments to earnings relative to the comparative group--1) its spread; and 2) its ratio of interest earning assets to interest bearing liabilities. The proceeds from the stock sale will improve most of Newport Federal's operating ratios. However, it will take some time and asset growth to overcome the significant recent investment in non-earning assets--the new building. In addition, improving the spread will require growth in higher yielding loans and lower costing liabilities.

Balance Sheet Characteristics

        The general asset composition of Newport Federal is similar to that of the comparative group. Newport Federal has a lower level of passive investments with 21.81% of its assets invested in cash, investments, and mortgage-backed securities, versus 35.13% for the comparative group. Newport Federal has a higher percentage of its assets in loans, at 72.12% versus 60.48% for the comparative group. Newport Federal's percentage of earning assets to interest costing liabilities is much lower than that of the group. Newport Federal has 104.25% and the comparative group averages 116.14%. After conversion, Newport Federal's ratio will continue to be lower than that of the group of comparatives.

        The liability side differs mainly in that Newport Federal has a lower percentage of borrowings, a higher percentage of deposits, and a lower percentage of equity. Newport Federal has borrowings equal to 1.80% of assets versus 13.20% for the comparative group and deposits equal to 90.38% of assets versus 70.79% for the comparative group. Newport Federal`s equity is 6.59% of assets versus 14.77% for the comparative group. Newport Federal's equity ratio after conversion will be in line with that of the comparative group. Newport Federal's pro forma equity ratio at the midpoint is 11.9% (13.8% at the supermaximum).

Risk Factors

        Newport Federal and the comparative group have similar levels of non-performing assets. Newport Federal's loan loss allowance is .60% of net loans, which is in line with the comparative group at .62%. Approximately 28.6% of Newport Federal's loans are long-term, fixed rate, 56.5% of its loans are long-term, adjustable, and 14.9% are fixed rate short to intermediate term loans. Newport Federal does not prepare a gap table, relying instead on a rate shock table. Its rate shock table indicates a 6% decline in net portfolio value at a 200 basis point increase in rates and a 22% decline in net portfolio value at a 400 basis point rate increase (see Table I.3). These levels of NPV decline indicate minimal interest rate risk. The comparative group information indicates a negative 10.38% one year gap to assets. However, only two of the twelve members of the group reported their gap. Overall, we believe that Newport Federal's interest rate risk management is superior to that of the comparative group.

FERGUSON & COMPANY                                                   Section III
------------------                                                   -----------


Summary of Financial Comparison

        Based on the above discussion of operational, balance sheet, and risk characteristics of Newport Federal compared with the group, we believe that Newport Federal's performance is slightly below that of the comparative group. Newport Federal is in a transition period. It recently completed a new building, thereby increasing non-earning assets, decreasing earning assets, and increasing operating expenses, i.e., occupancy costs. The conversion proceeds will improve several of Newport Federal's financial aspects, but, after conversion, the Bank will continue to lag the comparative group in most financial areas. Expansion of the earnings base is needed to overcome the financial effect of the new building. The conversion and the pending branch deposit purchase will both help.

FUTURE PLANS

        Newport Federal's future plans are to be a well capitalized but leveraged, profitable institution with good asset quality and a commitment to serving the needs of its trade area. The business plan projects that the Bank will grow, leveraging the capital as rapidly as practical.

        In recent years, Newport Federal has experienced moderate growth. The Bank's business plan projects that it will experience growth in loans, savings deposits, and liquidity. The additional capital raised by the sale of Common Stock will initially be used to purchase short term investment securities.

        Increasing market penetration by increasing the number of services and products available and the number of locations is the most likely method to be employed to achieve growth on a long-term basis.

FERGUSON & COMPANY       Table III.1 - Comparatives General Characteristics
------------------

                                                                     Section III
                                                                     -----------


                                                                                           Total                Current   Current
                                                                               Number     Assets                  Stock    Market
                                                                      Type         of      ($000)                 Price     Value
Ticker    Short Name                    City            State    Thrift (1)   Offices        MRQ     IPO Date       ($)      ($M)
ALBC      Albion Banc Corp.             Albion          NY     Traditional          2     68,628     07/26/93    23.250      5.81
GUPB      GFSB Bancorp Inc.             Gallup          NM     Traditional          1     86,911     06/30/95    18.750     15.08
HBBI      Home Building Bancorp         Washington      IN     Traditional          2     45,064     02/08/95    20.500      6.39
HHFC      Harvest Home Financial Corp.  Cheviot         OH     Traditional          3     87,596     10/10/94    11.750     10.75
HZFS      Horizon Financial Svcs Corp.  Oskaloosa       IA     Traditional          3     85,969     06/30/94    18.875      8.03
KYF       Kentucky First Bancorp Inc.   Cynthiana       KY     Traditional          2     88,959     08/29/95    12.500     16.49
LOGN      Logansport Financial Corp.    Logansport      IN     Traditional          1     83,152     06/14/95    14.625     18.43
MIVI      Mississippi View Holding Co.  Little Falls    MN     Traditional          1     69,775     03/24/95    15.500     12.69
NSLB      NS&L Bancorp Inc.             Neosho          MO     Traditional          2     59,711     06/08/95    18.500     13.09
SFFC      StateFed Financial Corp       Des Moines      IA     Traditional          2     85,679     01/05/94    22.000     17.24
SOBI      Sobieski Bancorp Inc.         South Bend      IN     Traditional          3     81,754     03/31/95    16.438     12.74
USAB      USABancshares, Inc.           Philadelphia    PA     Traditional          1     48,303           NA     8.125      5.97

Maximum                                                                             3     88,959                 23.250     18.43
Minimum                                                                             1     45,064                  8.125      5.81
Average                                                                             2     74,292                 16.734     11.89
Median                                                                              2     82,453                 17.469     12.72


(1) Made determination by reference to TAFS and BankSource reports. TAFS reports are derived from quarterly reports filed with the OTS and BankSource reports are derived from call reports filed with the FDIC. TAFS and BankSource are published by Sheshunoff Information Services, Austin, Texas.

Source: SNL & F&C calculations

FERGUSON & COMPANY                                                   Section III
------------------                                                   -----------


                    Table III.2 - Key Financial Indicators


                                                                  Newport
                                                                  Federal                     Comparative
                                                                Savings Bank                     Group
                                                           ------------------------      ----------------------
Profitability
   (% of average assets)
Net income (1)                                                                0.41                        0.58
Net interest income                                                           2.63                        3.51
Loss (recovery) provisions                                                    0.26                        0.08
Other operating income                                                        0.06                        0.24
Operating expense (2)                                                         2.03                        2.42
Efficiency ratio (2)                                                         75.63                       64.19
Core income (excluding gains
   and losses on asset sales) (1)                                             0.41                        0.82


Balance Sheet Factors
   (% of assets)
Cash and investments                                                          7.04                       23.20
Mortgage-backed securities (including CMO's)                                 14.77                       11.93
Loans                                                                        72.12                       60.48
Savings deposits                                                             90.38                       70.79
Borrowings                                                                    1.80                       13.20
Equity                                                                        6.59                       14.77
Tangible equity                                                               6.59                       14.76


Risk Factors
   (%)
Earning assets/costing liabilities                                          104.25                      116.14
Non-performing assets/assets                                                  0.21                        0.37
Loss allowance/non performing assets                                        202.70                      163.21
Loss allowance/loans                                                          0.60                        0.62
One year gap/assets (3)                                                         NA                      (10.38)


(1) Used appraisal earnings.
(2) Excluded SAIF assessment and directors' benefit plan cost.
(3) Only two of the 12 in the group reported one year gap.

Source:  SNL F&C Calculations

FERGUSON & COMPANY     Table III.3 - Pro Forma Comparisons           Section III
------------------                                                   -----------


                         Newport Federal Savings Bank


As of September 2, 1997

Ticker        Name                           Price    Mk Value    PE     P/Book     P/TBook   P/Assets  Div Yld    Assets    Eq/A
                                              ($)      ($Mil)     (X)      (%)        (%)       (%)      (%)       ($000)     (%)
              Newport Federal SB
              ------------------
              Before Conversion                 N/A       N/A      N/A      N/A        N/A       N/A      N/A      34,379     6.6
              Pro Forma Supermaximum         10.000      3.70     18.3     72.3       72.3       9.9      N/A      37,238    13.8
              Pro Forma Maximum              10.000      3.22     16.8     68.5       68.5       8.7      N/A      36,813    12.8
              Pro Forma Midpoint             10.000      2.80     15.3     64.7       64.7       7.7      N/A      36,443    11.9
              Pro Forma Minimum              10.000      2.38     13.7     60.1       60.1       6.6      N/A      36,073    11.0

              Comparative Group
              -----------------
              Averages                       16.734     11.89     22.2    106.6      106.8      15.9     2.03      74,292    14.8
              Medians                        17.469     12.72     22.2    107.5      107.5      16.8     1.88      82,453    15.7

              Arkansas Thrifts
              ----------------
              Averages                       23.083     61.70     16.1    150.9      150.9      17.9     2.37     361,754    12.3
              Medians                        22.250     42.44     16.7    148.0      148.0      19.2     2.52     378,700    15.0

              Southeast Region Thrifts
              ------------------------
              Averages                       23.186     89.72     17.7    152.1      159.9      17.7     2.13     621,931    12.2
              Medians                        21.125     72.23     18.0    145.1      145.1      15.8     2.15     367,709    10.8

              All Public Thrifts
              ------------------
              Averages                       23.857    251.94     16.8    149.9      157.8      15.3     1.80   1,612,216    10.8
              Medians                        21.250     60.07     16.7    142.7      147.1      14.3     1.76     397,730     9.4

              Comparative Group
              -----------------
ALBC          AlbionBancCorp-NY              23.250      5.81     24.0     97.0       97.0       8.5     1.38      68,628     8.7
GUPB          GFSBBancorp-NM                 18.750     15.08     22.3    111.1      111.1      18.1     2.13      86,911    16.3
HBBI          HomeBldngBncrp-IN              20.500      6.39     25.6    101.7      101.7      14.2     1.46      45,064    12.8
HHFC          HarvestHome-OH                 11.750     10.75     22.2    103.9      103.9      12.3     3.40      87,596    11.8
HZFS          HorizonFinSvcs-IA              18.875      8.03     17.5     95.5       95.5       9.3     1.70      85,969     9.8
KYF           KYFirstBancorp-KY              12.500     16.49     16.0    112.0      112.0      18.5     4.00      88,959    16.6
LOGN          LogansprtFinCrp-IN             14.625     18.43     15.6    115.5      115.5      22.2     2.74      83,152    19.2
MIVI          MissViewHoldCo-MN              15.500     12.69     17.8     96.3       96.3      18.2     1.03      69,775    18.9
NSLB          NS&LBancorp-MO                 18.500     13.09     30.8    112.1      112.1      21.9     2.70      59,711    19.6
SFFC          StateFedFinCorp-IA             22.000     17.24     15.2    113.2      113.2      20.1     1.82      85,679    17.8
SOBI          SobieskiBancorp-IN             16.438     12.74     27.0     95.4       95.4      15.6     1.95      81,754    15.1
USAB          USABancshares-PA                8.125      5.97     32.5    126.2      128.6      12.4     -         48,303    10.8


FERGUSON & COMPANY      Table III.3 - Pro Forma Comparisons          Section III
------------------                                                   -----------


                         Newport Federal Savings Bank


As of September 2, 1997


Ticker        Name                                       TEq/A         EPS           ROAA         ROAE
                                                          (%)          ($)            (%)          (%)
              Newport Federal SB
              ------------------
              Before Conversion                           6.6           N/A          0.41         5.79
              Pro Forma Supermaximum                     13.8          0.55          0.56         3.88
              Pro Forma Maximum                          12.8          0.60          0.54         4.00
              Pro Forma Midpoint                         11.9          0.65          0.52         4.13
              Pro Forma Minimum                          11.0          0.73          0.50         4.28

              Comparative Group
              -----------------
              Averages                                   14.8          0.81          0.82         5.03
              Medians                                    15.7          0.82          0.68         4.67

              Arkansas Thrifts
              ----------------
              Averages                                   12.3          1.46          1.16         9.42
              Medians                                    15.0          1.56          1.06        10.43

              Southeast Region Thrifts
              ------------------------
              Averages                                   12.0          1.38          1.08         9.23
              Medians                                    10.4          1.32          0.99         8.82

              All Public Thrifts
              ------------------
              Averages                                   10.5          1.52          1.02        10.09
              Medians                                     8.9          1.32          0.93         8.92

              Comparative Group
              -----------------
ALBC          AlbionBancCorp-NY                           8.7          0.97          0.37         4.03
GUPB          GFSBBancorp-NM                             16.3          0.84          0.93         4.89
HBBI          HomeBldngBncrp-IN                          12.8          0.80          0.52         4.03
HHFC          HarvestHome-OH                             11.8          0.53          0.57         4.44
HZFS          HorizonFinSvcs-IA                           9.8          1.08          0.55         5.25
KYF           KYFirstBancorp-KY                          16.6          0.78          1.13         5.83
LOGN          LogansprtFinCrp-IN                         19.2          0.94          1.51         7.40
MIVI          MissViewHoldCo-MN                          18.9          0.87          1.03         5.77
NSLB          NS&LBancorp-MO                             19.6          0.60          0.77         3.72
SFFC          StateFedFinCorp-IA                         17.8          1.45          1.37         7.36
SOBI          SobieskiBancorp-IN                         15.1          0.61          0.59         3.57
USAB          USABancshares-PA                           10.6          0.25          0.55         4.05


                Note: Stock prices are closing prices or last trade. Pro forma calculations for Newport FSB are based on sales at $10 a share with a minimum of $2,380,000, midpoint of $2,800,000, maximum of $3,220,000, and supermaximum of $3,703,000. Sources: Newport FSB's audited and unaudited financial Statements, SNL Securities, and F&C calculations.

                                  SECTION IV

                             CORRELATION OF MARKET

                                     VALUE

FERGUSON & COMPANY                                                    Section IV
------------------                                                    ----------


                        IV. CORRELATION OF MARKET VALUE

MARKETABILITY & LIQUIDITY OF STOCK TO BE ISSUED

        Certain factors must be considered to determine whether adjustments are required in correlating Newport Federal's market value to the comparative group. Those factors include financial aspects, market area, management, dividends, liquidity, thrift equity market conditions, and subscription interest.

        This section addresses the aforementioned factors and the estimated pro forma market value of the to-be-issued common shares and compares the resulting market value of the Bank to the members of its comparative group and the selected group of publicly held thrifts.

Financial Aspects

        Section III includes a discussion regarding a comparison of Newport Federal's earnings, balance sheet characteristics, and risk factors with its comparative group. Table III.2 presents a comparison of certain key indicators, and Table III.3 presents certain key indicators on a pro forma basis after conversion.

        As shown in Table III.2, from an earnings viewpoint, Newport Federal is below its comparative group in core income as a percentage of average assets. Newport Federal's core income is based on appraisal earnings which factors out unusual or nonrecurring items and the comparative group's core income is computed on the same basis. Newport Federal's net interest income as a percent of assets is 2.63% versus 3.51% for the comparatives. The difference is attributable to 1) Newport Federal's lower ratio of interest-earning assets to interest-bearing liabilities, which is caused by a combination of its lower capital position and its higher investment in non-earning assets, i.e., its new building; and 2) Newport Federal's deposit mix, which includes more certificate accounts, which have higher rates. Exhibit III, page 2 indicates that Newport Federal's cost of funds was in the 20th percentile for calendar years 1994, 1995, and 1996, and the 22nd percentile for the three months ending March 31, 1997. Generally, this means that Newport Federal's average cost of funds was higher than approximately 80% of OTS supervised thrifts in its asset range. The peer group that Newport Federal is compared to is all thrifts between $25 million and $50 million in assets filing quarterly reports with the Office of Thrift Supervision.

        Newport Federal's loan loss provisions are well above its comparative group, with loss provisions of .26% of assets versus .08% of assets for the comparative group. However, this is not indicative of higher levels of asset problems at Newport Federal. This results simply from Newport Federal making a significant addition to its loan loss allowance for this year. Newport Federal's other operating income is .06% of average assets, versus .24% for the comparative group. Newport Federal's lower ratio results from its business mix.

        Newport Federal's operating expense ratio, at 2.03% of average assets, is well below that of the comparative group, which is 2.42%. Newport Federal's lower ratio results from its more traditional business mix.

        After Newport Federal completes its stock conversion, its core income as a percentage of average assets will increase. Table III.3 projects that Newport Federal's return on assets will be .52% at the midpoint, versus a mean of .82% and median of .68% for the comparative group.

        Newport Federal's pro forma equity to assets ratio at the midpoint is 11.9%, versus a mean of 14.8% and median of 15.7% for the comparative group. Newport Federal's pro forma return on equity is 4.13% at the midpoint versus a mean of 5.03% and median of 4.67% for the comparative group.

        Newport Federal's recorded earnings have been adjusted for appraisal purposes. The Bank recorded higher than normal loan loss provisions, prior service funding of a directors' retirement plan, and the SAIF resolution assessment.

FERGUSON & COMPANY                                                    Section IV
------------------                                                    ----------


                  Table IV.1 - Appraisal Earnings Adjustments

Net loss, year ended June 30, 1997                                           $-199,000
Plus SAIF assessment                                                           179,000
Plus previous service cost of directors' benefit plan                          286,000
Plus loan loss provisions in excess of normal amount--90,000 - 30,000           60,000
Less applicable taxes on above adjustments at 36%                             -189,000
                                                                         --------------
Appraisal earnings, year ended June 30, 1997                                  $137,000
                                                                         ==============

        Newport Federal's asset composition is less passive than the comparative group. Newport Federal has a higher ratio of loans to assets, lower ratio of investments and mortgage-backed securities to assets, higher ratio of deposits to assets, lower ratio of borrowings to assets, and lower ratio of equity to assets. From the risk factor viewpoint, Newport Federal is on level the comparative group. Newport Federal has a slightly lower level of non performing assets. Newport Federal's loan loss allowance is .60% of net loans, compared with the comparative group, which is .62%. Its ratio of interest earning assets to interest bearing liabilities (104.25%) is well below the comparative group (116.14%). Newport Federal's ratio will be closer to the comparative group after conversion. At the midpoint, Newport Federal's ratio would be approximately 112%, and at the supermaximum, it would be approximately 114%. From an interest rate risk factor, Newport Federal probably has much less exposure than the comparative group.

        We believe that a slight downward adjustment is necessary relative to
                                 -------------------
financial aspects of Newport Federal.

Market Area

        Section II describes Newport Federal's market area.

        We believe that no adjustment is required for Newport Federal's market
                        -------------
area.

Management

        The President, who functions as CEO, has been with Newport Federal 6 years, serving as CEO the entire time. He is a certified public accountant with approximately five years in public accounting, specializing in banking, and three years in the thrift industry prior to joining Newport Federal in 1991. At the time Mr. Snider joined Newport Federal, it was not in capital compliance and it was operating under a regulatory agreement. These problems were resolved within one year. Mr. Snider is the Bank's only executive, which places quite a burden on him. The Board recognizes this and the Bank is currently searching for an executive with skills to complement Mr. Snider. Newport Federal has no management succession plan.

        We believe no adjustment is required for Newport Federal's management.
                   -------------
Dividends

        Table III.3 provides dividend information relative to the comparative group and the thrift industry as a whole. The comparative group is paying a mean yield on price of 2.03% and a median of 1.88%, while all public thrifts are paying a mean of 1.80% and median of 1.76%. Newport Federal does not intend to commit to a dividend initially.

FERGUSON & COMPANY                                                    Section IV
------------------                                                    ----------


        We believe that a slight downward adjustment is required relative to
                                 -------------------
Newport Federal's intention to pay dividends.

Liquidity

        The Holding Company has never issued capital stock to the public, and as a result, no existing market for the Common Stock exists. Although the Holding Company intends to list its Common Stock over the counter through the OTC "Electronic Bulletin Board," there can be no assurance that a liquid trading market will develop.

        A public market having the desirable characteristics of depth, liquidity, and orderliness depends upon the presence, in the market place, of both willing buyers and sellers of the Common Stock. These characteristics are not within the control of the Bank or the market.

        The peer group includes companies with sufficient trading volume to develop meaningful pricing characteristics for the stock. The market value of the comparative group ranges from $5.81 million to $18.43 million, with a mean value of $11.89 million. The midpoint of Newport Federal's valuation range is $2.8 million at $10 a share, or 280,000 shares.

        We believe that a downward adjustment is required relative to the
                          -------------------
liquidity of Newport Federal's stock.

Thrift Equity Market Conditions

        The SNL Thrift Index is summarized in Figure IV.1. As the table demonstrates, the Thrift Index has performed well since the end of 1990. The Index has grown as follows: Year ended December 31, 1991--increased 49.0% from
96.6 to 143.9; Year ended December 31, 1992--increased 39.7% to 201.1; Year ended December 31, 1993--increased 25.6% to 252.5; Year ended December 31, 1994--decreased 3.1% to 244.7; Year ended December 31, 1995--increased 53.9% to 376.5; Year ended December 31, 1996--increased 28.4% to 483.6; and Period ended September 2, 1997--increased 40.1% to 677.6. It is market value weighted with a base value of 100 as of March 31, 1984.

        As shown in Figure IV.1, which is a graph of the SNL Thrift Index covering from December 31, 1990 through September 2, 1997, the market, as depicted by the index, has experienced fluctuations recently. It dipped in the latter part of 1994, but recovered during the first quarter of 1995. During 1995, the Index continued a more robust increase and moved from 244.7 at year end 1994 to 376.5 by December 31, 1995, an increase of 53.9%. However, the Index was flat for the first six months of 1996, but it has picked up since June 30, 1996. It closed 1996 at 483.6, up 28.4% from 1995. It is up 40.1% (to 677.6)
from December 31, 1996 to September 2, 1997.

        The increase in the SNL Index, in general, has been parallel with the increases in other equity markets with some interim fluctuations caused by changes or anticipated changes in interest rates. Another factor, however, is also notable. In other markets, increased prices are responding to improved profits, with price to earnings ratios increasing as earnings potentials are anticipated. However, the thrift IPO market has been affected by speculation that the majority of the institutions will become viable consolidation candidates and sell at some expanded multiple of book value.

ARKANSAS ACQUISITIONS

        Table IV.2 provides information relative to acquisitions of financial institutions in Arkansas between January 1, 1996 and May 31, 1997. There were one thrift acquisition and seven bank acquisitions announced during that time frame. Currently, there are four publicly held thrifts in the State of Arkansas. There are sixty publicly held thrifts in the southeast region of the country. Bank acquisitions in Arkansas since January 1, 1996, have averaged 209.7% of tangible book value and 17.4 times earnings. The median

FERGUSON & COMPANY                                                    Section IV
------------------                                                    ----------


price has been 210.6% of tangible book value and 14.6 times earnings. Thrifts generally sell at lower price/book multiples than do banks. Thrifts in Arkansas during that period have averaged 161.2% of tangible book value and 15.6 times earnings.

EFFECT OF INTEREST RATES ON THRIFT STOCK

        The current interest rate environment and the anticipated rate environment will affect the pricing of thrift stocks and all other interest sensitive stocks. As the economy continues to expand, the fear of inflation can return. The Federal Reserve, in its resolve to curb inflation, has increased rates in the past, but has more recently relented and passed several opportunities to increase rates until March 25, 1997, when the Federal Open Market Committee ("FOMC") increased the discount rate 25 basis points. In some minds, this was an attempt to head off inflationary trends. According to the FOMC, "This action was taken in light of persisting strength in demand, which is progressively increasing the risk of inflationary imbalances developing in the economy that would eventually undermine the long expansion."/1/ This increase was clearly telegraphed by Chairman Greenspan who voiced concern about the levels of the equity markets. Following the March 25 increase, unemployment rates were announced at the 5.2% level, down from the 5.5% level at the beginning of 1996, and significantly down from the 6.7% level at the beginning of 1994./2/ The good news about unemployment gave way to speculation that the March 25th increase was just the first of at least two or three increases, and the speculation was given some credence at that time by rises in the Employment Cost index, an increase in Unit Labor Cost, and an upward trend in the price of crude oil. By April 1, 1997, following the rate increase, the equities markets lost all of the gains registered since the first of the year. By the end of April 1997, the market had begun a rebound and has trended upward since then. There have been specific days of price adjustment, but the overall trend is up. Chairman Greenspan, in recent public appearances, has not articulated concerns about market levels and inflation.

        The thrift equities market is following the market in general. However, the thrift equities market can continue to be influenced by the speculation that there will eventually be a buyout, and the fact that thrift IPO stock can be purchased at significant discounts from book value. These two facts could keep the thrift equities market from falling as much as the other general markets if there is a period of adjustment. However, if the mergers and acquisitions levels drop, if there were another sharp and sustained rise in the interest rates, or if other equity markets have protracted adjustment, the market in thrift equities would also adjust. Recent earnings reports by financial institutions that have made major acquisitions in the recent past have been disappointing. Even Wells Fargo, the master at merger profitability, had to admit that its latest acquisition produced losses.

        What is likely to happen in the short to intermediate term is that rates will float around current levels for the next few months. The yield curve will continue to be of normal configuration. Most economists feel that a rise of three quarters of one percent on the short side and less on the long side could severely dampen the economy, but such increases are highly unlikely at this time. Following the March increase in rates, additional data has caused the concerns about rising inflation to moderate. Since lower rates benefit corporate earnings, the housing and stock markets, and the bond market, the economy has continued its expansion, but at a slightly slower rate.

        With the Federal Reserve always ready to raise (or lower) rates as economic conditions warrant, it is likely that before this expansion cycle is over, interest rates will rise. The supply and demand portion of the equation is nicely balanced, and a continuation of such equilibrium will probably restrain rising rates in the near term. It is even possible that in the short-term, interest rates might ease a bit.

--------------------
/1/ US Financial Data, published by the Research Division of the Federal Reserve
    Bank of St. Louis, MO.
/2/ National Economic Trends, the Federal Reserve Bank of St. Louis, MO.

FERGUSON & COMPANY                                                    Section IV
------------------                                                    ----------


        The consumer seems happier now than in the past. Job markets are strong and the unemployment rate was recently 4.8%--the lowest since November 1973. Consumer confidence is at a 28 year high. Our continuing economic health has always been dependent upon meaningful consumer participation, because consumers (household sector) actually account for 68% of the Gross Domestic Product ("GDP").

        In the second quarter of 1997, consumers seemed to rein in their consumption. This lowering of consumption may be only to catch their economic breath and repay credit card debt and other personal debt which has accumulated. Manufacturing is still strong, even with the slight drop in retail sales, home purchases and other big ticket items.

        With consumer confidence at a high level, jobs plentiful, inflation seemingly in check, and the economy healthy and continuing to expand, why shouldn't the economy continue to roll onward and upward? From an analytical view, there is little on the economic horizon at this time that would interfere with continuing economic expansion for at least another 12 to 18 months.

        Thrift net interest margins have remained stable. The equilibrium in the supply and demand portion of the interest rate market has helped continue the profitability mode of the industry that started in 1993. Access to mortgage-backed securities and derivatives has made it possible for many to be profitable without making loans in significant volumes. With reduced deposit insurance premiums, perhaps they will become more willing to compete for customer deposits. However, even with portfolios replete with adjustable rate loans and adjustable MBS's, there remains a real fear that a quickly rising rate environment can cause the cost of funds to rise faster than the adjustable assets can accommodate, and accordingly, spreads would narrow. If rates rise in a slow and orderly manner, then the negative impact on spreads will be less, and the adjustable rate assets will have time to rise and protect rate spreads.

        As clearly illustrated, the SNL Thrift Index has performed well over the last six years. It moved in tandem with all interest sensitive stocks and reflected the weakness in the market as investors began to consider the importance of increases in rates and their impact on the net interest margins of thrifts. The clear implication is that rising interest rates will have a negative impact on earnings.

        Figure IV.2 graphically displays the rate environment since February 27, 1997. At that time, the yield curve was relatively flat, with only a 119 basis point ("BP") difference between the one year treasury bill rate and the 30 year treasury. Since that time, the yield curve has changed very little with a 106 BP spread between the one year treasury bill rate and the 30 year treasury rate at August 29, 1997.

        At February 27, 1997, the spread between the 1 year T-Bill and the 5 year T-Note was 73 BP, and the spread between the 5 year T-Note and the 30 year bond was 46 BP. On August 29, 1997, the spreads were 64 and 42 BP, respectively.

        From February 27, 1997 to August 29, 1997, the Fed Funds rate increased 40 BP and the Prime Rate increased 25 BP.

        Increased cost of funds will serve to narrow the net interest margins of thrifts. A thrift's ability to maintain net interest margins through business cycles is important to investors, unless thrifts can offset the decline in net interest income by other sources of revenue or reductions in noninterest expense. The former is difficult and the latter is unlikely.

        Newport Federal, with its minimal interest rate risk, is less vulnerable to rising rates than most. However, Management of Newport Federal now must pay more attention to spread management than gap management, to improve the Bank's profitability. Its continuing growth in consumer and commercial loans will produce a higher spread.

        During 1993, conversion stocks often experienced first day 30% or more increases in value. As Table IV.3 shows, recent price appreciation has become quite robust, approaching 1993 levels. Table IV.3

FERGUSON & COMPANY                                                    Section IV
------------------                                                    ----------


provides information on nine conversions completed since February 28, 1997 and listed on major exchanges. The average change in price since conversion is a gain of 57.8% and the median change is a gain of 55.0%. Within that group, all have increased in value with a range of a low of 36.3% to a high of 80.0%. The average increase in value at one day, one week, and one month after conversion has been 43.4%, 44.4%, and 47.4%, respectively. The median increase in value at one day, one week, and one month after conversion has been 33.8%, 37.5%, and 40.0%, respectively.

        Because of the lack of complete earnings information on recent conversions, a meaningful comparison of the price earnings ratios is difficult to make. However, there is information, albeit limited, to review the price to book ratio. The average price-to-book ratio, as of September 2, 1997, is 99.2% and the median is 96.3%. That compares to the offering price to pro forma book, where the average was 71.2% and the median was 71.9%.

        Table IV.4 provides information on eight pink sheet conversions completed since August 31, 1996. The average change in price since conversion is a gain of 42.2% and the median change is a gain of 39.4%. Within that group, all have increased in value with a range of a low of 27.5% to a high of 65.0%. The average increase in value at one day, one week, and one month after conversion has been 30.5%, 33.1%, and 34.3%, respectively. The median increase in value at one day, one week, and one month after conversion has been 33.8%, 36.3%, and 37.5%, respectively.

        Because of the lack of complete earnings information on recent conversions, a meaningful comparison of the price earnings ratios is difficult to make. However, there is information to review the price to book ratio. The average price-to-book ratio, as of September 2, 1997, is 91.3% and the median is 89.7%. That compares to the offering price to pro forma book, where the average was 68.8% and the median was 69.2%.


        We believe a downward adjustment is required for the new issue discount.
                     -------------------

Adjustments Conclusion

                               Adjustments Summary

------------------------------------------------------------------------------------------------------------------
                                                   No Change                 Upward                    Down
Financial Aspects                                                                                        X
Market Area                                            X
Management                                             X
Dividends                                                                                                X
Liquidity                                                                                                X
Thrift Equity Market Conditions                                                                          X
------------------------------------------------------------------------------------------------------------------

Valuation Approach

        Typically, investors rely on the price/earnings ratio as the most appropriate indicator of value. We consider price/earnings to be one of the important pricing methods in valuing a thrift stock. Price/book is a well recognized yardstick for measuring the value of financial institution stocks in general. Another method of viewing thrift values is price/assets, which is more meaningful in situations where the subject is thinly capitalized. Given the healthy condition of the thrift industry today, more emphasis is placed on price/earnings and price/book. Generally, price/earnings and price/book should be considered in tandem.

FERGUSON & COMPANY                                                    Section IV
------------------                                                    ----------


        Table III.3 presents Newport Federal's pro forma ratios and compares them to the ratios of its comparative group and the publicly held thrift industry as a whole. Newport Federal's net loss for the twelve months ended June 30, 1997, were approximately $199,000, with adjustments of $336,000 required to determine appraisal earnings of $137,000. Management has indicated an intention, through its plans for diversification of deposit and loan products, coupled with its recent agreement to buy NationsBank's Newport office, to exhibit the flexibility in operations needed to serve both the public and the institution. The Bank is well positioned to manage reasonable interest rate variations. The Bank projects healthy growth.

        The comparative group traded at an average of 22.2 times earnings at September 2, 1997, and at 106.6% of book value. The comparative group traded at a median of 22.2 times earnings and a median of 107.5% of book value. At the midpoint of the valuation range, Newport Federal is priced at 15.3 times earnings and 64.7% of book value. At the maximum end of the range, Newport Federal is priced at 16.8 times earnings and 68.5% of book value. At the supermaximum, Newport Federal is priced at 18.3 times earnings and 72.3% of book value.

        The midpoint valuation of $2,800,000 represents a discount of 39.3% from the average and a discount of 39.8% from the median of the comparative group on a price/book basis. The price/earnings ratio for Newport Federal at the midpoint represents a discount of 31.1% from the comparative group's mean and a discount of 31.1% from the median price/earnings ratio.

        The maximum valuation of $3,220,000 represents a discount of 35.7% from the average and 36.3% from the median of the comparative group on a price/book basis. The price/earnings ratio for Newport Federal at the maximum represents a discount of 24.3% from the average and a discount of 24.3% from the median of the comparative group.

        As shown in Table IV.3, conversions closing since February 28, 1997, have closed at an average price to book ratio of 71.2% and median of 71.9%. Newport Federal's pro forma price to book ratio is 64.7% at the midpoint, 68.5% at the maximum, and 72.3% at the supermaximum of the range. At the midpoint, Newport Federal is 9.1% below the average and 10.0% below the median. At the maximum of the range, Newport Federal is 3.8% below the average and 4.7% below the median. At the supermaximum of the range, Newport Federal's pro forma price to book ratio is 1.5% above the average and .6% above the median.

               As shown in Table IV.4, pink sheet conversions closing since August 31, 1996, have closed at an average price to book ratio of 68.8% and median of 69.2%. Newport Federal's pro forma price to book ratio is 64.7% at the midpoint, 68.5% at the maximum, and 72.3% at the supermaximum of the range. At the midpoint, Newport Federal is 6.0% below the average and 6.5% below the median. At the maximum of the range, Newport Federal is .4% below the average and 1.0% below the median. At the supermaximum of the range, Newport Federal's pro forma price to book ratio is 5.1% above the average and 4.5% above the median.


Valuation Conclusion

        We believe that as of September 2, 1997, the estimated pro forma market value of Newport Federal was $2,800,000. The resulting valuation range was $2,380,000 at the minimum to $3,220,000 at the maximum, based on a range of 15% below and 15% above the midpoint valuation. The supermaximum is $3,703,000, based on 1.15 times the maximum. Pro forma comparisons with the comparative group are presented in Table III.3 based on calculations shown in Exhibit VII.

FERGUSON & COMPANY       Table IV.2 - Arkansas Acquisitions           Section IV
------------------                                                    ----------

                                                          Bank/
Buyer                                 City          ST    Thrift
-----                                 ----          --    ------
Arkansas Banking Company              Jonesboro     AR    Bank
First Commercial Corporation          Little Rock   AR    Bank
First Commercial Corporation          Little Rock   AR    Bank
First Security Bancorp                Searcy        AR    Bank
First United Bancshares, Inc          El Dorado     AR    Bank
Simmons First National Corporation    Pine Bluff    AR    Bank
Southeast Arkansas Bank               Parkdale      AR    Bank
First Federal Savings & Loan Assoc.   Camden        AR    Thrift


                                                                     Bank/
Seller                                          City            ST   Thrift
------                                          ----            --   ------
Mercantile Bank of Batesville, NA               Batesville      AR   Bank
First Central Corporation                       Searcy          AR   Bank
Southwest Bancshares, Inc.                      Jonesboro       AR   Bank
First Community Bank                            Conway          AR   Bank
Carlisle Bancshares                             Carlisle        AR   Bank
First Banks of Arkansas-Russellville, Searcy    Russellville    AR   Bank
Wilmot State Bank                               Wilmot          AR   Bank
Heritage Banc Holding, Inc                      Little Rock     AR   Thrift

Maximun
Minimum
Average
Median
Average--banks
Median--banks
Average--thrifts
Median--thrifts


Source:  SNL F&C Calculations

FERGUSON & COMPANY        Table IV.2 - Arkansas Acquisitions          Section IV
------------------                                                    ----------

                                                            Buyer   Seller                                   Ann'd
                                                            Total    Total                      Completed/     Deal
                                                           Assets   Assets  Announce            Terminated    Value
Seller                                                      ($000)   ($000)     Date   Status           Date    ($M)
------                                                      ------   ------     ----   ------          ----     ----
Mercantile Bank of Batesville, NA                           219,199   42,168   4/18/96 Completed     8/11/96     4.50
First Central Corporation                                 5,530,783  252,226    2/5/97 Pending            NA    62.30
Southwest Bancshares, Inc.                                5,304,554  755,065  12/20/96 Completed     5/15/97   128.00
First Community Bank                                        466,584   83,499   7/31/96 Pending            NA       NA
Carlisle Bancshares                                       1,336,020  100,794    4/1/96 Completed     8/30/96    13.00
First Banks of Arkansas-Russellville, Searcy                881,332  343,426   3/24/97 Pending            NA    53.00
Wilmot State Bank                                            35,439   11,384   2/20/96 Completed      7/1/96       NA
Heritage Banc Holding, Inc                                  141,188   28,006   2/22/96 Completed      5/3/96     3.30

Maximun                                                   5,530,783  755,065                                   128.00
Minimum                                                      35,439   11,384                                     3.30
Average                                                   1,739,387  202,071                                    44.02
Median                                                      673,958   92,147                                    33.00
Average--banks                                            1,967,702  226,937                                    52.16
Median--banks                                               881,332  100,794                                    53.00
Average--thrifts                                            141,188   28,006                                     3.30
Median--thrifts                                             141,188   28,006                                     3.30

Source:  SNL F&C Calculations

FERGUSON & COMPANY       Table IV.2 - Arkansas Acquisitions           Section IV
------------------                                                    ----------


                                                 Ann'd      Ann'd      Ann'd     Final      Final      Final      Final
                                                  Deal   Deal Pr/   Deal Pr/      Deal       Deal   Deal Pr/   Deal Pr/
                                                 Pr/Bk      Tg Bk      4-Qtr     Value      Pr/Bk      Tg Bk      4-Qtr
Seller                                             (%)        (%)    EPS (x)      ($M)        (%)        (%)    EPS (x)
------                                           -----     ------   --------   -------    -------     ------    -------
Mercantile Bank of Batesville, NA                139.8      151.1       29.0      4.50     141.6       152.7       24.9
First Central Corporation                        215.8      215.8       14.6        NA        NA          NA         NA
Southwest Bancshares, Inc.                       248.6      263.1       18.2    138.20     258.2       271.8       24.1
First Community Bank                                NA         NA         NA        NA        NA          NA         NA
Carlisle Bancshares                              185.0      208.0       11.4     13.60     184.1       205.0       10.7
First Banks of Arkansas-Russellville, Searcy     195.1      210.6       13.7        NA        NA          NA         NA
Wilmot State Bank                                   NA         NA         NA        NA        NA          NA         NA
Heritage Banc Holding, Inc                       161.2      161.2       15.6      3.30     161.2       161.2       15.6

Maximun                                          248.6      263.1       29.0    138.20     258.2       271.8       24.9
Minimum                                          139.8      151.1       11.4      3.30     141.6       152.7       10.7
Average                                          190.9      201.6       17.1     39.90     186.3       197.7       18.8
Median                                           190.0      209.3       15.1      9.05     172.6       183.1       19.9
Average--banks                                   196.9      209.7       17.4     52.10     194.6       209.9       19.9
Median--banks                                    195.1      210.6       14.6     13.60     184.1       205.0       24.1
Average--thrifts                                 161.2      161.2       15.6      3.30     161.2       161.2       15.6
Median--thrifts                                  161.2      161.2       15.6      3.30     161.2       161.2       15.6


Source:  SNL F&C Calculations

FERGUSON & COMPANY      Table IV.3 - Recent Conversions               Section IV
------------------                                                    ----------
                      (Completed since February 28, 1997)


                                                                  Conversion         Gross  Offering
                                                                      Assets      Proceeds     Price
Ticker     Short Name                        State    IPO Date        ($000)        ($000)       ($)
FSPT       FirstSpartan Financial Corp.      SC       07/09/97       375,526        88,608    20.000
GOSB       GSB Financial Corp.               NY       07/09/97        96,323        22,483    10.000
FBNW       FirstBank Corp.                   ID       07/02/97       133,194        19,838    10.000
CFBC       Community First Banking Co.       GA       07/01/97       352,532        48,271    20.000
HCBB       HCB Bancshares Inc.               AR       05/07/97       171,241        26,450    10.000
PSFC       Peoples-Sidney Financial Corp.    OH       04/28/97        86,882        17,854    10.000
HMLK       Hemlock Federal Financial Corp    IL       04/02/97       146,595        20,763    10.000
GSLA       GS Financial Corp.                LA       04/01/97        86,521        34,385    10.000
MRKF       Market Financial Corp.            OH       03/27/97        45,547        13,357    10.000

Maximum                                                               375,526       88,608    20.000
Minimum                                                                45,547       13,357    10.000
Average                                                               166,040       32,445    12.222
Median                                                                133,194       22,483    10.000

Source:  SNL F&C Calculations

FERGUSON & COMPANY      Table IV.3 - Recent Conversions               Section IV
------------------                                                    ----------
                      (Completed since February 28, 1997)


                       Conversion Pricing Ratios
            ----------------------------------------------
                Price/       Price/      Price/     Price/    Current      Current       Current
             Pro-Forma    Pro-Forma   Pro-Forma   Adjusted      Stock       Price/   Price/ Tang
            Book Value   Tang. Book    Earnings     Assets      Price   Book Value    Book Value
Ticker             (%)          (%)         (x)        (%)        ($)          (%)           (%)
FSPT              73.0         73.0        26.0       19.1     35.500           NA            NA
GOSB              73.4         73.4        23.2       18.9     14.625           NA            NA
FBNW              71.9         71.9        19.2       13.0     18.000           NA            NA
CFBC              72.7         72.7        36.1       12.0     34.500           NA            NA
HCBB              72.0         72.0        29.0       13.4     13.625           NA            NA
PSFC              71.2         71.2        11.5       17.0     15.500           NA            NA
HMLK              71.6         71.6        37.5       12.4     15.375        105.5         105.5
GSLA              63.8         63.8        38.7       28.4     15.750         96.3          96.3
MRKF              71.1         71.1        26.2       22.7     14.188         95.7          95.7

Maximum           73.4         73.4        38.7       28.4     35.500        105.5         105.5
Minimum           63.8         63.8        11.5       12.0     13.625         95.7          95.7
Average           71.2         71.2        27.5       17.4     19.674         99.2          99.2
Median            71.9         71.9        26.2       17.0     15.500         96.3          96.3


Source:  SNL F&C Calculations

FERGUSON & COMPANY      Table IV.3 - Recent Conversions               Section IV
------------------                                                    ----------
                      (Completed since February 28, 1997)


                                                         Post Conversion Price Increase (Decrease)
             Price One    Price One     Price One   --------------------------------------------------
             Day After   Week After   Month After         One          One           One           To
            Conversion   Conversion    Conversion         Day         Week         Month         Date
Ticker             ($)          ($)           ($)         (%)          (%)           (%)          (%)
FSPT            36.688       37.000        35.625        83.4         85.0          78.1         77.5
GOSB            14.625       14.875        14.375        46.3         48.8          43.8         46.3
FBNW            15.813       15.563        17.750        58.1         55.6          77.5         80.0
CFBC            31.875       33.000        34.000        59.4         65.0          70.0         72.5
HCBB            12.625       12.750        12.875        26.3         27.5          28.8         36.3
PSFC            12.563       12.875        13.250        25.6         28.8          32.5         55.0
HMLK            12.875       12.875        13.000        28.8         28.8          30.0         53.8
GSLA            13.375       13.750        14.000        33.8         37.5          40.0         57.5
MRKF            12.938       12.250        12.625        29.4         22.5          26.3         41.9

Maximum         36.688       37.000        35.625        83.4         85.0          78.1         80.0
Minimum         12.563       12.250        12.625        25.6         22.5          26.3         36.3
Average         18.153       18.326        18.611        43.4         44.4          47.4         57.8
Median          13.375       13.750        14.000        33.8         37.5          40.0         55.0


Source:  SNL F&C Calculations

FERGUSON & COMPANY                                                    Section IV
------------------                                                    ----------

                  Table IV.4 - Recent Pink Sheet Conversions
                      (Completed since August 31, 1996)

                                                                   Conversion
                                                                       Assets    IPO Proceeds     IPO Price
Ticker   Short Name                     State         IPO Date         ($000)          ($000)           ($)
WSBH     WSB Holding Co.                PA            08/29/97         33,139           3,306        10.000
SCYT     Security Bancorp, Inc.         TN            06/30/97         44,121           4,364        10.000
SVBC     Sistersville Bancorp Inc.      WV            06/26/97         26,258           6,614        10.000
SFBK     SFB Bancorp Inc.               TN            05/30/97         46,579           7,670        10.000
RFFC     Rocky Ford Financial Inc.      CO            05/22/97         20,388           4,232        10.000
VBAS     Vermilion Bancorp Inc.         IL            03/26/97         35,459           3,968        10.000
FALN     First Allen Parish Bncp Inc.   LA            09/30/96         29,605           2,645        10.000
MDWB     Midwest Savings Bank           IL            09/23/96         36,354           1,918        10.000

Maximum                                                                46,579           7,670        10.000
Minimum                                                                20,388           1,918        10.000
Average                                                                33,988           4,340        10.000
Median                                                                 34,299           4,100        10.000

Source:  SNL F&C Calculations

FERGUSON & COMPANY   Table IV.4 - Recent Pink Sheet Conversions       Section IV
------------------                                                    ----------
                         (Completed since August 31, 1996)


                          Conversion Pricing Ratios
           ------------------------------------------------------
                     Price/        Price/       Price/     Price/   Current       Current       Current
                 Pro-Forma     Pro-Forma    Pro-Forma    Adjusted     Stock        Price/   Price/ Tang
                Book Value    Tang. Book     Earnings      Assets     Price    Book Value    Book Value
Ticker                 (%)           (%)          (x)         (%)       ($)           (%)           (%)
WSBH                  71.4          71.4           NA         9.1    14.000            NA            NA
SCYT                  72.9          72.9         18.1         9.0    15.500         106.0         106.0
SVBC                  65.4          65.4         26.7        20.1    13.875          86.0          86.0
SFBK                  69.6          69.6         17.7        14.1    14.625          95.4          95.4
RFFC                  68.8          68.8         17.7        17.2    13.500          89.7          89.7
VBAS                  71.4          71.4           NA        10.1    12.750          80.0          80.0
FALN                  65.5          65.5          8.8         8.2    16.500          97.8          97.8
MDWB                  65.1          65.1           NA         5.0    13.000          84.2          84.2

Maximum               72.9          72.9         26.7        20.1    16.500         106.0         106.0
Minimum               65.1          65.1          8.8         5.0    12.750          80.0          80.0
Average               68.8          68.8         17.8        11.6    14.219          91.3          91.3
Median                69.2          69.2         17.7         9.6    13.938          89.7          89.7


Source:  SNL F&C Calculations

FERGUSON & COMPANY     Table IV.4 - Recent Pink Sheet Conversion      Section IV
------------------                                                    ----------
                           (Completed since August 31, 1996)


                                                                  Post Conversion Price Increase (Decrease)
            Current    Price One    Price One     Price One   -------------------------------------------------
             Price/    Day After   Week After   Month After        One           One          One            To
           Earnings   Conversion   Conversion    Conversion        Day          Week        Month          Date
Ticker          (x)          ($)          ($)           ($)        (%)           (%)          (%)           (%)
WSBH             NA       13.500       14.000            NA       35.0          40.0           NA          40.0
SCYT             NA       14.500       15.000        15.250       45.0          50.0         52.5          55.0
SVBC             NA       13.750       13.875        14.250       37.5          38.8         42.5          38.8
SFBK             NA       13.813       13.750        14.000       38.1          37.5         40.0          46.3
RFFC             NA       13.000       13.125        13.500       30.0          31.3         35.0          35.0
VBAS           16.8       12.375       12.250        12.125       23.8          22.5         21.3          27.5
FALN           11.8       13.250       13.500        13.750       32.5          35.0         37.5          65.0
MDWB           10.2       10.250       11.000        11.125        2.5          10.0         11.3          30.0

Maximum        16.8       14.500       15.000        15.250       45.0          50.0         52.5          65.0
Minimum        10.2       10.250       11.000        11.125        2.5          10.0         11.3          27.5
Average        12.9       13.055       13.313        13.429       30.5          33.1         34.3          42.2
Median         11.8       13.375       13.625        13.750       33.8          36.3         37.5          39.4


Source:  SNL F&C Calculations

FERGUSON & COMPANY                   Table IV.5                      Section IV
------------------                                                   ----------
                            Comparison of Pricing Ratios

                                                                            Group                    Percent Premium
                                               Newport                   Compared to                (Discount) Versus
                                                              -----------------------------   -----------------------------
                                                FSB             Average          Median           Average         Median
                                           ---------------    -------------  --------------   -------------- --------------
Comparison of PE ratio at
  midpoint to:
----------------------------------------
Comparative group                                 15.3             22.2            22.2            (31.1)         (31.1)
Arkansas thrifts                                  15.3             16.1            16.7             (5.0)          (8.4)
Southeast Region thrifts                          15.3             17.7            18.0            (13.6)         (15.0)
All public thrifts                                15.3             16.8            16.7             (8.9)          (8.4)
Recent conversions                                15.3             27.5            26.2            (44.4)         (41.6)
Recent pink sheet conversions                     15.3             17.8            17.7            (14.0)         (13.6)

Comparison of PE ratio at
  maximum to:
----------------------------------------
Comparative group                                 16.8             22.2            22.2            (24.3)         (24.3)
Arkansas thrifts                                  16.8             16.1            16.7              4.3            0.6
Southeast Region thrifts                          16.8             17.7            18.0             (5.1)          (6.7)
All public thrifts                                16.8             16.8            16.7              -              0.6
Recent conversions                                16.8             27.5            26.2            (38.9)         (35.9)
Recent pink sheet conversions                     16.8             17.8            17.7             (5.6)          (5.1)

Comparison of PE ratio at
  supermaximum to:
----------------------------------------
Comparative group                                 18.3             22.2            22.2            (17.6)         (17.6)
Arkansas thrifts                                  18.3             16.1            16.7             13.7            9.6
Southeast Region thrifts                          18.3             17.7            18.0              3.4            1.7
All public thrifts                                18.3             16.8            16.7              8.9            9.6
Recent conversions                                18.3             27.5            26.2            (33.5)         (30.2)
Recent pink sheet conversions                     18.3             17.8            17.7              2.8            3.4

Comparison of PB ratio at
  midpoint to:
----------------------------------------
Comparative group                                 64.7            106.6           107.5            (39.3)         (39.8)
Arkansas thrifts                                  64.7            150.9           148.0            (57.1)         (56.3)
Southeast Region thrifts                          64.7            152.1           145.1            (57.5)         (55.4)
All public thrifts                                64.7            149.9           142.7            (56.8)         (54.7)
Recent conversions                                64.7             71.2            71.9             (9.1)         (10.0)
Recent pink sheet conversions                     64.7             68.8            69.2             (6.0)          (6.5)

Comparison of PB ratio at
  maximum to:
----------------------------------------
Comparative group                                 68.5            106.6           107.5            (35.7)         (36.3)
Arkansas thrifts                                  68.5            150.9           148.0            (54.6)         (53.7)
Southeast Region thrifts                          68.5            152.1           145.1            (55.0)         (52.8)
All public thrifts                                68.5            149.9           142.7            (54.3)         (52.0)
Recent conversions                                68.5             71.2            71.9             (3.8)          (4.7)
Recent pink sheet conversions                     68.5             68.8            69.2             (0.4)          (1.0)

Comparison of PB ratio at
  supermaximum to:
----------------------------------------
Comparative group                                 72.3            106.6           107.5            (32.2)         (32.7)
Arkansas thrifts                                  72.3            150.9           148.0            (52.1)         (51.1)
Southeast Region thrifts                          72.3            152.1           145.1            (52.5)         (50.2)
All public thrifts                                72.3            149.9           142.7            (51.8)         (49.3)
Recent conversions                                72.3             71.2            71.9              1.5            0.6
Recent pink sheet conversions                     72.3             68.8            69.2              5.1            4.5

Source:  SNL F&C Calculations

FERGUSON & COMPANY          Figure IV.1 - SNL Index                   Section IV
------------------                                                    ----------





                                          % CHANGE SINCE
                                       ---------------------
                               SNL     PREVIOUS
                     DATE    INDEX         DATE     12/31/96
                     ----    -----         ----     --------
                 12/31/90     96.6
                 12/31/91    143.9        49.0%
                 12/31/92    201.1        39.7%
                 12/31/93    252.5        25.6%
                 12/31/94    244.7        -3.1%
                 12/31/95    376.5        53.9%
                 12/31/96    483.6        28.4%
                  3/31/97    527.7         9.1%         9.1%
                  4/30/97    537.2         1.8%        11.1%
                  5/30/97    577.9         7.6%        19.5%
                  6/30/97    624.6         8.1%        29.2%
                  7/31/97    684.5         9.6%        41.5%
                   9/2/97    677.6        -1.0%        40.1%


                                   SNL INDEX

                           [LINE GRAPH APPEARS HERE]

Source:  SNL F&C Calculations

FERGUSON & COMPANY         Figure IV.2 - Interest Rates               Section IV
------------------                                                    ----------

-------------------------------------------------------------------------------------------     ------------
                                     1 Year         5 Year          10 Year         30 Year        1 to 30
                   Fed Fds(*)        T-bill         Treas.          Treas.          Treas.        Yr. Spread
-------------------------------------------------------------------------------------------      ------------
27-Feb-97               5.16           5.52           6.25           6.45            6.71              1.19
-------------------------------------------------------------------------------------------      ------------
14-Mar-97               5.19           5.69           6.41           6.58            6.85
31-Mar-97               5.40           5.91           6.75           6.96            7.15              1.24
-------------------------------------------------------------------------------------------      ------------
18-Apr-97               5.48           6.00           6.80           6.92            7.13
30-Apr-97               5.45           5.89           6.57           6.71            6.95              1.06
-------------------------------------------------------------------------------------------      ------------
16-May-97               5.49           5.85           6.54           6.68            6.90
30-May-97               5.43           5.85           6.60           6.75            6.99              1.14
-------------------------------------------------------------------------------------------      ------------
13-Jun-97               5.48           5.71           6.40           6.52            6.80
27-Jun-97               5.42           5.64           6.33           6.45            6.75              1.11
-------------------------------------------------------------------------------------------      ------------
18-Jul-97               5.44           5.53           6.14           6.23            6.52
8-Aug-97                5.50           5.57           6.22           6.37            6.63              1.06
-------------------------------------------------------------------------------------------      ------------
22-Aug-97               5.59           5.53           6.12           6.27            6.57
29-Aug-97               5.56           5.60           6.24           6.38            6.66              1.06
-------------------------------------------------------------------------------------------      ------------

                 Rates February 27, 1997 through August 29, 1997

                           [LINE GRAPH APPEARS HERE]

-----------------------------------------------------------------------------------------------  -------------
                                     1 Year         5 Year          10 Year         30 Year         1 to 30
                   Fed Fds(*)        T-bill         Treas.          Treas.          Treas.        Yr. Spread
-----------------------------------------------------------------------------------------------  -------------
   29-Aug-97             5.56             5.60           6.24            6.38            6.66             1.06
-----------------------------------------------------------------------------------------------  -------------

                              Current Yield Curve

                           [LINE GRAPH APPEARS HERE]

Source:  SNL F&C Calculations

                                    EXHIBITS

                                   EXHIBIT I

FERGUSON & COMPANY
------------------
                        Exhibit I - Firm Qualifications

     Ferguson & Company (F&C), is a financial, economic, and regulatory consulting firm providing services to financial institutions. It is located in Irving, Texas. Its services to financial institutions include:

 .  Mergers and acquisition services

 .  Business plans

 .  Fairness opinions and conversion appraisals

 .  Litigation support

 .  Operational and efficiency consulting

 .  Human resources evaluation and management

     F&C developed several financial institution databases of information derived from periodic financial reports filed with regulatory authorities by financial institutions. For example, F&C developed TAFS and BankSource. TAFS includes thrifts filing TFR's with the OTS and BankSource includes banks and savings banks filing call reports with the FDIC. Both databases include information from the periodic reports plus numerous calculations derived from F&C's analysis. In addition, both databases are interactive, permitting the user to conduct merger analysis, do peer group comparisons, and a number of other items. In 1994, F&C sold its electronic publishing segment to Sheshunoff Information Services Inc., Austin, Texas.

     Brief biographical information is presented below on F&C's principals:

WILLIAM C. FERGUSON, MANAGING PARTNER
-------------------------------------

Mr. Ferguson has approximately 30 years of experience providing various services to financial institutions. He was a partner in a CPA firm prior to founding F&C in 1984. Mr. Ferguson is a frequent speaker for financial institution seminars and he has testified before Congressional Committees several times on his analysis of the state of the thrift industry. Mr. Ferguson has a B.A. degree from Austin Peay University and an M.S. degree from the University of Tennessee. He is a CPA.

CHARLES M. HEBERT, PRINCIPAL
----------------------------

Mr. Hebert has over 30 years of experience providing services to and managing financial institutions. He spent 7 years as a national bank examiner, 14 years in bank management, 5 years in thrift management, and has spent the last 8 years on the F&C consulting staff. Mr. Hebert holds a B.S. degree from Louisiana State University.

ROBIN L. FUSSELL, PRINCIPAL
---------------------------

Mr. Fussell has over 25 years of experience providing professional services to and managing financial institutions. He worked on the audit staff of a "Big Six" accounting firm for 12 years, served as CFO of a thrift for 3 years, and has worked in financial institution consulting for the last 13 years. He is a co-founder of F&C. He holds a B.S. degree from East Carolina University. He is a CPA.

                                   EXHIBIT II

FERGUSON & COMPANY  Exhibit II.1 - Selected Publicly Held Southeast Thrifts
------------------


                                                                                     Deposit                              Current
                                                                                     Insurance                              Stock
                                                                                     Agency                                 Price
Ticker   Short Name                         City                State      Region    (BIF/SAIF)  Exchange    IPO Date         ($)
BANC     BankAtlantic Bancorp Inc.          Fort Lauderdale     FL         SE        SAIF        NASDAQ      11/29/83      12.750
BFSB     Bedford Bancshares Inc.            Bedford             VA         SE        SAIF        NASDAQ      08/22/94      24.125
BKUNA    BankUnited Financial Corp.         Coral Gables        FL         SE        SAIF        NASDAQ      12/11/85      12.125
CFFC     Community Financial Corp.          Staunton            VA         SE        SAIF        NASDAQ      03/30/88      21.750
CFTP     Community Federal Bancorp          Tupelo              MS         SE        SAIF        NASDAQ      03/26/96      17.375
CNIT     CENIT Bancorp Inc.                 Norfolk             VA         SE        SAIF        NASDAQ      08/06/92      50.500
EBSI     Eagle Bancshares                   Tucker              GA         SE        SAIF        NASDAQ      04/01/86      16.500
FFBH     First Federal Bancshares of AR     Harrison            AR         SE        SAIF        NASDAQ      05/03/96      21.000
FFBS     FFBS BanCorp Inc.                  Columbus            MS         SE        SAIF        NASDAQ      07/01/93      23.000
FFCH     First Financial Holdings Inc.      Charleston          SC         SE        SAIF        NASDAQ      11/10/83      33.000
FFDB     FirstFed Bancorp Inc.              Bessemer            AL         SE        SAIF        NASDAQ      11/19/91      16.531
FFFC     FFVA Financial Corp.               Lynchburg           VA         SE        SAIF        NASDAQ      10/12/94      29.313
FFLC     FFLC Bancorp Inc.                  Leesburg            FL         SE        SAIF        NASDAQ      01/04/94      32.000
FGHC     First Georgia Holding Inc.         Brunswick           GA         SE        SAIF        NASDAQ      02/11/87       7.750
FLFC     First Liberty Financial Corp.      Macon               GA         SE        SAIF        NASDAQ      12/06/83      22.500
FOBC     Fed One Bancorp                    Wheeling            WV         SE        SAIF        NASDAQ      01/19/95      20.000
FSTC     First Citizens Corp.               Newnan              GA         SE        SAIF        NASDAQ      03/01/86      32.000
FTF      Texarkana First Financial Corp     Texarkana           AR         SE        SAIF        AMSE        07/07/95      22.250
HARB     Harbor Florida Bancorp (MHC)       Fort Pierce         FL         SE        SAIF        NASDAQ      01/06/94      54.500
HBS      Haywood Bancshares Inc.            Waynesville         NC         SE        BIF         AMSE        12/18/87      19.000
KSAV     KS Bancorp Inc.                    Kenly               NC         SE        SAIF        NASDAQ      12/30/93      18.500
LIFB     Life Bancorp Inc.                  Norfolk             VA         SE        SAIF        NASDAQ      10/11/94      24.625
PALM     Palfed Inc.                        Aiken               SC         SE        SAIF        NASDAQ      12/15/85      16.125
PFSL     Pocahontas FS&LA (MHC)             Pocahontas          AR         SE        SAIF        NASDAQ      04/05/94      26.000
SOPN     First Savings Bancorp Inc.         Southern Pines      NC         SE        SAIF        NASDAQ      01/06/94      20.625
SSM      Stone Street Bancorp Inc.          Mocksville          NC         SE        SAIF        AMSE        04/01/96      21.250
TWIN     Twin City Bancorp                  Bristol             TN         SE        SAIF        NASDAQ      01/04/95      20.000
VABF     Virginia Beach Fed. Financial      Virginia Beach      VA         SE        SAIF        NASDAQ      11/01/80      14.125

Maximum                                                                                                                    54.500
Minimum                                                                                                                     7.750
Average                                                                                                                    23.186
Median                                                                                                                     21.125

Source:  SNL F&C Calculations

FERGUSON & COMPANY  Exhibit II.1 - Selected Publicly Held Southeast Thrifts
------------------



                                                                                                 Tangible
         Current      Price/   Current    Current            Current          Total    Equity/    Equity/     Core      Core
          Market         LTM    Price/   Price/ T  Price/   Dividend         Assets     Assets   T Assets      EPS      ROAA
           Value    Core EPS   B Value    B Value  Assets      Yield         ($000)        (%)        (%)      ($)       (%)
Ticker      ($M)         (x)       (%)        (%)     (%)        (%)            MRQ        MRQ        MRQ      LTM       LTM

BANC      289.47        18.8     186.7      227.3    10.5        0.91     2,730,474        5.6        4.7      0.68      0.64
BFSB       27.56        15.5     135.9      135.9    20.4        2.32       135,455       14.2       14.2      1.56      1.28
BKUNA     107.54        21.3     159.8      197.2     6.0        -        1,807,192        5.6        4.9      0.57      0.58
CFFC       27.74        12.9     115.3      115.3    15.8        2.58       175,414       13.7       13.7      1.69      1.28
CFTP       80.42        22.9     124.5      124.5    38.5        1.73       209,035       27.5       27.5      0.76      1.61
CNIT       83.48        16.5     162.3      176.7    11.7        1.98       709,550        7.2        6.7      3.06      0.75
EBSI       93.38        16.0     132.5      132.5    11.0        3.64       848,490        8.3        8.3      1.03      0.76
FFBH      102.82        18.4     128.4      128.4    19.2        1.14       535,204       15.0       15.0      1.14      1.06
FFBS       35.82        18.7     135.5      135.5    27.4        2.17       130,762       19.2       19.2      1.23      1.46
FFCH      209.77        15.9     205.9      205.9    12.6        2.18     1,667,178        6.1        6.1      2.08      0.84
FFDB       19.03        12.5     114.2      125.2    10.8        3.03       176,528        9.4        8.7      1.32      0.94
FFFC      132.51        19.5     168.4      172.0    23.7        1.64       558,886       13.2       12.9      1.50      1.34
FFLC       74.16        22.1     142.1      142.1    19.2        1.50       387,097       13.5       13.5      1.45      1.01
FGHC       23.66        21.0     184.1      200.8    15.1        0.69       156,383        8.2        7.6      0.37      0.78
FLFC      173.81        14.7     182.9      202.9    13.5        1.78     1,288,919        7.4        6.7      1.53      0.94
FOBC       47.48        14.5     115.9      121.6    13.3        2.90       356,718       11.1       10.6      1.38      0.97
FSTC       58.85        11.4     177.9      228.7    17.3        1.38       338,857        9.7        7.7      2.80      1.90
FTF        39.83        13.3     148.0      148.0    23.3        2.52       171,358       15.7       15.7      1.67      1.73
HARB      270.88        20.7     289.1      299.0    24.3        2.57     1,116,718        8.4        8.1      2.63      1.22
HBS        23.76        15.2     113.4      117.6    15.8        2.95       150,416       13.9       13.5      1.25      1.15
KSAV       16.38        12.0     114.1      114.2    15.4        3.24       106,121       13.5       13.5      1.54      1.24
LIFB      242.48        18.7     154.5      159.1    16.3        1.95     1,488,257       10.6       10.3      1.32      0.86
PALM       85.21        21.8     155.5      155.5    12.8        0.74       664,863        8.2        8.2      0.74      0.60
PFSL       42.44        16.7     176.2      176.2    11.2        3.46       378,700        6.4        6.4      1.56      0.69
SOPN       75.88        17.6     113.0      113.0    25.8        3.88       294,217       22.8       22.8      1.17      1.69
SSM        40.33        21.0     131.7      131.7    38.0        2.12       106,115       28.9       28.9      1.01      1.71
TWIN       17.07        20.6     123.7      123.7    15.9        3.20       107,345       12.9       12.9      0.97      0.75
VABF       70.29        24.8     166.2      166.2    11.4        1.42       617,818        6.9        6.9      0.57      0.46

Maximum   289.47        24.8     289.1      299.0    38.5        3.88     2,730,474       28.9       28.9      3.06      1.90
Minimum    16.38        11.4     113.0      113.0     6.0        -          106,115        5.6        4.7      0.37      0.46
Average    89.72        17.7     152.1      159.9    17.7        2.13       621,931       12.2       12.0      1.38      1.08
Median     72.23        18.0     145.1      145.1    15.8        2.15       367,709       10.8       10.4      1.32      0.99

Source:  SNL F&C Calculations

FERGUSON & COMPANY  Exhibit II.1 - Selected Publicly Held Southeast Thrifts
------------------


                    Core                               NPAs/         Price         Core        Core          Core
                    ROAE    Merger        Current     Assets          Core          EPS        ROAA          ROAA
                     (%)    Target?       Pricing        (%)           EPS          ($)          (%)           (%)
Ticker               LTM     (Y/N)           Date        MRQ           (x)          MRQ          MRQ           MRQ
BANC               10.83      N          09/02/97       0.87          19.9         0.16         0.66         11.50
BFSB                8.90      N          09/02/97       -             15.9         0.38         1.22          8.52
BKUNA               8.04      N          09/02/97       0.60          21.7         0.14         0.48          8.00
CFFC                9.23      N          09/02/97       0.39          13.9         0.39         1.16          8.41
CFTP                4.97      N          09/02/97       0.30          29.0         0.15         1.27          4.30
CNIT               10.46      N          09/02/97       0.42          15.2         0.83         0.81         11.22
EBSI                8.78      N          09/02/97       1.07          15.3         0.27         0.76          8.92
FFBH                6.61      N          09/02/97       0.19          22.8         0.23         0.81          5.24
FFBS                7.50      N          09/02/97       0.03          23.0         0.25         1.17          6.06
FFCH               13.67      N          09/02/97       1.61          15.3         0.54         0.84         13.68
FFDB                9.54      N          09/02/97       0.72          12.2         0.34         0.98         10.05
FFFC                9.56      N          09/02/97       0.18          17.9         0.41         1.35         10.37
FFLC                6.56      N          09/02/97       0.19          20.5         0.39         0.96          6.91
FGHC                9.53      N          09/02/97       1.41          16.2         0.12         1.00         11.97
FLFC               12.81      N          09/02/97       0.81          13.7         0.41         1.02         13.61
FOBC                8.35      N          09/02/97       0.15          14.7         0.34         0.93          8.36
FSTC               19.95      N          09/02/97        NA            5.2         1.55         3.68         38.97
FTF                10.43      N          09/02/97       0.12          11.8         0.47         1.86         11.74
HARB               14.82      N          09/02/97       0.46          20.3         0.67         1.21         14.61
HBS                 7.72      N          09/02/97       1.97          14.4         0.33         1.12          7.99
KSAV                8.86      N          09/02/97       0.35          12.2         0.38         1.39         10.15
LIFB                8.06      N          09/02/97       0.39          18.7         0.33         0.89          8.33
PALM                7.44      N          09/02/97       2.12          16.1         0.25         0.82          9.99
PFSL               11.23      N          09/02/97       0.10          17.1         0.38         0.66         10.39
SOPN                6.96      N          09/02/97       0.08          16.1         0.32         1.80          7.60
SSM                 4.84      N          09/02/97       -             38.0         0.14         0.98          2.77
TWIN                5.88      N          09/02/97       0.08          16.7         0.30         0.91          7.08
VABF                6.82      N          09/02/97       0.68          20.8         0.17         0.54          7.98

Maximum            19.95                                2.12          38.0         1.55         3.68         38.97
Minimum             4.84                                -              5.2         0.12         0.48          2.77
Average             9.23                                0.57          17.7         0.38         1.12         10.17
Median              8.82                                0.39          16.1         0.34         0.98          8.72

Source:  SNL F&C Calculations

FERGUSON & COMPANY  Exhibit II.2 - Selected Publicly Held Arkansas Thrifts
------------------

                                                                                  Deposit                                Current
                                                                                  Insurance                                Stock
                                                                                  Agency                                   Price
Ticker   Short Name                            City          State      Region    (BIF/SAIF)    Exchange    IPO Date         ($)
FFBH     First Federal Bancshares of AR        Harrison      AR         SE        SAIF          NASDAQ       05/03/96     21.000
FTF      Texarkana First Financial Corp        Texarkana     AR         SE        SAIF          AMSE         07/07/95     22.250
PFSL     Pocahontas FS&LA (MHC)                Pocahontas    AR         SE        SAIF          NASDAQ       04/05/94     26.000

Maximum                                                                                                                   26.000
Minimum                                                                                                                   21.000
Average                                                                                                                   23.083
Median                                                                                                                    22.250

Source:  SNL F&C Calculations

FERGUSON & COMPANY  Exhibit II.2 - Selected Publicly Held Arkansas Thrifts
------------------

                                                                                                     Tangible
            Current     Price/    Current    Current                Current       Total    Equity/    Equity/      Core        Core
             Market        LTM     Price/   Price/ T    Price/     Dividend      Assets     Assets   T Assets       EPS        ROAA
              Value   Core EPS    B Value    B Value    Assets        Yield       ($000)       (%)        (%)       ($)         (%)
Ticker         ($M)        (x)        (%)        (%)       (%)          (%)         MRQ        MRQ        MRQ       LTM         LTM
FFBH        102.82        18.4      128.4      128.4      19.2         1.14     535,204       15.0       15.0      1.14        1.06
FTF          39.83        13.3      148.0      148.0      23.3         2.52     171,358       15.7       15.7      1.67        1.73
PFSL         42.44        16.7      176.2      176.2      11.2         3.46     378,700        6.4        6.4      1.56        0.69

Maximum     102.82        18.4      176.2      176.2      23.3         3.46     535,204       15.7       15.7      1.67        1.73
Minimum      39.83        13.3      128.4      128.4      11.2         1.14     171,358        6.4        6.4      1.14        0.69
Average      61.70        16.1      150.9      150.9      17.9         2.37     361,754       12.3       12.3      1.46        1.16
Median       42.44        16.7      148.0      148.0      19.2         2.52     378,700       15.0       15.0      1.56        1.06

Source:  SNL F&C Calculations

FERGUSON & COMPANY  Exhibit II.2 - Selected Publicly Held Arkansas Thrifts
------------------

                Core                                 NPAs/       Price/       Core       Core      Core
                ROAE    Merger        Current       Assets         Core        EPS       ROAA       ROAE
                 (%)   Target?        Pricing          (%)          EPS        ($)        (%)        (%)
Ticker           LTM     (Y/N)           Date          MRQ          (x)        MRQ        MRQ        MRQ
FFBH            6.61      N          09/02/97         0.19        22.8        0.23       0.81       5.24
FTF            10.43      N          09/02/97         0.12        11.8        0.47       1.86      11.74
PFSL           11.23      N          09/02/97         0.10        17.1        0.38       0.66      10.39

Maximum        11.23                                  0.19        22.8        0.47       1.86      11.74
Minimum         6.61                                  0.10        11.8        0.23       0.66       5.24
Average         9.42                                  0.14        17.3        0.36       1.11       9.12
Median         10.43                                  0.12        17.1        0.38       0.81      10.39

Source:  SNL F&C Calculations

FERGUSON & COMPANY  Exhibit II.3 - Comparative General Characterstics
------------------

                                                                                      Total                 Current     Current
                                                                       Number        Assets                   Stock      Market
                                                                           of         ($000)                  Price       Value
Ticker   Short Name                          City           State     Offices           MRQ      IPO Date       ($)        ($M)
ALBC     Albion Banc Corp.                   Albion         NY              2        68,628      07/26/93     23.250       5.81
GUPB     GFSB Bancorp Inc.                   Gallup         NM              1        86,911      06/30/95     18.750      15.08
HBBI     Home Building Bancorp               Washington     IN              2        45,064      02/08/95     20.500       6.39
HHFC     Harvest Home Financial Corp.        Cheviot        OH              3        87,596      10/10/94     11.750      10.75
HZFS     Horizon Financial Svcs Corp.        Oskaloosa      IA              3        85,969      06/30/94     18.875       8.03
KYF      Kentucky First Bancorp Inc.         Cynthiana      KY              2        88,959      08/29/95     12.500      16.49
LOGN     Logansport Financial Corp.          Logansport     IN              1        83,152      06/14/95     14.625      18.43
MIVI     Mississippi View Holding Co.        Little Falls   MN              1        69,775      03/24/95     15.500      12.69
NSLB     NS&L Bancorp Inc.                   Neosho         MO              2        59,711      06/08/95     18.500      13.09
SFFC     StateFed Financial Corporation      Des Moines     IA              2        85,679      01/05/94     22.000      17.24
SOBI     Sobieski Bancorp Inc.               South Bend     IN              3        81,754      03/31/95     16.438      12.74
USAB     USABancshares, Inc.                 Philadelphia   PA              1        48,303            NA      8.125       5.97

Maximum                                                                     3        88,959                   23.250      18.43
Minimum                                                                     1        45,064                    8.125       5.81
Average                                                                     2        74,292                   16.734      11.89
Median                                                                      2        82,453                   17.469      12.72

Source:  SNL F&C Calculations

FERGUSON & COMPANY  Exhibit II.4 - Comparatives Balance Sheets
------------------


                                             Total    Mortgage-          Investment &       Loan
                                Total     Cash and       Backed     Net    Foreclosed  Servicing        Total   Other     Total
                               Assets  Investments   Securities   Loans   Real Estate     Rights  Intangibles  Assets  Deposits
                                ($000)       ($000)       ($000)  ($000)        ($000)    ($000)       ($000)  ($000)    ($000)
Short Name                         MRQ          MRQ          MRQ     MRQ           MRQ       MRQ          MRQ     MRQ       MRQ
Albion Banc Corp.               68,628       16,964        8,580  48,247             -         -            -   2,863    52,322
GFSB Bancorp Inc.               86,911       40,582       32,789  45,026             -         -            -   1,303    55,285
Home Building Bancorp           45,064       15,672        5,086  28,229             -         -            -   1,163    35,212
Harvest Home Financial Corp.    87,596       40,835            -  45,063             -         -            -   1,698    57,072
Horizon Financial Svcs Corp.    85,969       31,519            -  52,193           551         -            -   1,706    57,641
Kentucky First Bancorp Inc.     88,959       37,041       21,140  48,920             -         -            -   2,998    55,443
Logansport Financial Corp.      83,152       19,871        8,032  59,490             8         -            -   3,783    60,400
Mississippi View Holding Co.    69,775       23,617        4,449  44,147             -         -            -   1,800    55,352
NS&L Bancorp Inc.               59,711       24,788        4,750  33,238             -         -            -   1,685    44,018
StateFed Financial Corporation  85,679       12,496            -      NA         2,703         -            -   2,302    50,346
Sobieski Bancorp Inc.           81,754       18,091       13,709  61,135            11         -            -   2,517    59,387
USABancshares, Inc.             48,303       26,327        8,260  20,765             -         -           98   1,113    38,565

Maximum                         88,959       40,835       32,789  61,135         2,703         -           98   3,783    60,400
Minimum                         45,064       12,496            -  20,765             -         -            -   1,113    35,212
Average                         74,292       25,650        8,900  44,223           273         -            8   2,078    51,754
Median                          82,453       24,203        6,559  45,063             -         -            -   1,753    55,319

Source:  SNL F&C Calculations

FERGUSON & COMPANY  Exhibit II.4 - Comparatives Balance Sheets
------------------


                                                                                                             Regulatory  Regulatory
                                 Total   Subordinated        Other        Total  Preferred  Common    Total   Tangible        Core
                            Borrowings           Debt  Liabilities  Liabilities     Equity  Equity   Equity    Capital     Capital
                                ($000)         ($000)       ($000)       ($000)     ($000)  ($000)   ($000)     ($000)      ($000)
Short Name                         MRQ            MRQ          MRQ          MRQ        MRQ     MRQ      MRQ        MRQ         MRQ
Albion Banc Corp.                9,263            -          1,052       62,637        -     5,991    5,991         NA          NA
GFSB Bancorp Inc.               16,450            -          1,010       72,745        -    14,166   14,166          -          NA
Home Building Bancorp            3,700            -            378       39,290        -     5,774    5,774      4,458       4,458
Harvest Home Financial Corp.    19,650            -            525       77,247        -    10,349   10,349         NA          NA
Horizon Financial Svcs Corp.    19,102            -            813       77,556        -     8,413    8,413      6,238       6,238
Kentucky First Bancorp Inc.     17,970            -            819       74,232        -    14,727   14,727     13,023      13,023
Logansport Financial Corp.       4,500            -          2,292       67,192        -    15,960   15,960     16,011      16,011
Mississippi View Holding Co.         -            -          1,252       56,604        -    13,171   13,171     10,647      10,647
NS&L Bancorp Inc.                3,000            -          1,014       48,032        -    11,679   11,679      8,650       8,650
StateFed Financial Corporation  19,000            -          1,100       70,446        -    15,233   15,233         NA          NA
Sobieski Bancorp Inc.            9,500            -            506       69,393        -    12,361   12,361         NA          NA
USABancshares, Inc.              4,205            -            337       43,107        -     5,196    5,196         NA       4,660

Maximum                         19,650            -          2,292       77,556        -    15,960   15,960     16,011      16,011
Minimum                              -            -            337       39,290        -     5,196    5,196          -       4,458
Average                         10,528            -            925       63,207        -    11,085   11,085      8,432       9,098
Median                           9,382            -            915       68,293        -    12,020   12,020      8,650       8,650

Source:  SNL F&C Calculations

FERGUSON & COMPANY  Exhibit II.4 - Comparatives Balance Sheets
------------------


                               Regulatory
                                    Total          Tangible                Core         Risk-Based        NPAs/
                                  Capital          Capital/            Capital/           Capital/       Assets
                                   ($000)          Tangible        Adj Tangible       Risk-Weightd          (%)
Short Name                            MRQ        Assets (%)          Assets (%)         Assets (%)          MRQ
Albion Banc Corp.                      NA              8.22                8.22              16.67         0.72
GFSB Bancorp Inc.                      NA             14.54               14.54              36.76         0.18
Home Building Bancorp               4,541             10.07               10.07              20.95         0.38
Harvest Home Financial Corp.           NA                NA                  NA                 NA         0.11
Horizon Financial Svcs Corp.        6,494              7.78                7.78              14.59         0.96
Kentucky First Bancorp Inc.        13,395             18.20               18.20              34.80         -
Logansport Financial Corp.         16,239             21.82               21.82              41.64         0.61
Mississippi View Holding Co.       11,074             14.92               14.92              31.72         0.28
NS&L Bancorp Inc.                   8,692             13.83               13.83              38.51         0.02
StateFed Financial Corporation         NA             13.19               13.19              22.74           NA
Sobieski Bancorp Inc.                  NA             11.85               11.85              28.52         0.15
USABancshares, Inc.                 4,867                NA                  NA                 NA         0.67

Maximum                            16,239             21.82               21.82              41.64         0.96
Minimum                             4,541              7.78                7.78              14.59         -
Average                             9,329             13.44               13.44              28.69         0.37
Median                              8,692             13.51               13.51              30.12         0.28





                                                 Loan Loss             Publicly         Tangible
                                   Reserves/     Reserves/             Reported     Publicly Rep
                                      Assets          NPLs              B Value          B Value
                                         (%)           (%)                  ($)              ($)
Short Name                               MRQ           MRQ                  MRQ              MRQ
Albion Banc Corp.                       0.39         53.94                23.96            23.96
GFSB Bancorp Inc.                       0.36        199.36                16.88            16.88
Home Building Bancorp                   0.18         47.98                20.16            20.16
Harvest Home Financial Corp.            0.13        117.00                11.31            11.31
Horizon Financial Svcs Corp.            0.32         57.78                19.77            19.77
Kentucky First Bancorp Inc.             0.42            NM                11.16            11.16
Logansport Financial Corp.              0.27         45.60                12.66            12.66
Mississippi View Holding Co.            1.24        447.15                16.09            16.09
NS&L Bancorp Inc.                       0.07        466.67                16.51            16.51
StateFed Financial Corporation            NA            NA                19.44            19.44
Sobieski Bancorp Inc.                   0.24        158.73                17.24            17.24
USABancshares, Inc.                     0.43         63.50                 6.44             6.32

Maximum                                 1.24        466.67                23.96            23.96
Minimum                                 0.07         45.60                 6.44             6.32
Average                                 0.37        165.77                15.97            15.96
Median                                  0.32         90.25                16.70            16.70


Source:  SNL F&C Calculations

FERGUSON & COMPANY  Exhibit II.4 - Comparatives Balance Sheets
------------------


                                    Earn Assets/      Full-Time          Loans      Cash & Invest.
                                    Int Bearing      Equivalent       Serviced         (sans MBS)/           MBS/
                                    Liabilities       Employees     For Others              Assets         Assets
                                            (%)        (Actual)          ($000)                (%)            (%)
Short Name                                  MRQ             MRQ            MRQ                 MRQ            MRQ
Albion Banc Corp.                        107.05              NA             NA                  12.22       12.50
GFSB Bancorp Inc.                        120.83              16              -                   8.97       37.73
Home Building Bancorp                    109.24              15              -                  23.49       11.29
Harvest Home Financial Corp.             112.43              NA             NA                  46.62           -
Horizon Financial Svcs Corp.             109.61              28          1,613                  36.66           -
Kentucky First Bancorp Inc.              117.86              22              -                  17.87       23.76
Logansport Financial Corp.               122.75              13              -                  14.24        9.66
Mississippi View Holding Co.             123.70              21              -                  27.47        6.38
NS&L Bancorp Inc.                        123.52              NA              -                  33.56        7.95
StateFed Financial Corporation           116.34              NA             NA                  14.58           -
Sobieski Bancorp Inc.                    115.64              22              -                   5.36       16.77
USABancshares, Inc.                      114.65              NA              -                  37.40       17.10

Maximum                                  123.70              28          1,613                  46.62       37.73
Minimum                                  107.05              13              -                   5.36           -
Average                                  116.14              20            179                  23.20       11.93
Median                                   115.99              21              -                  20.68       10.47


Source:  SNL F&C Calculations

FERGUSON & COMPANY           Exhibit II.5 - Comparatives Operations
------------------


                                                                       Net Income                      ROAA
                                         Average                           Before                    Before          Core
                                          Assets      Net Income      Extra Items         ROAA        Extra          ROAA
                                          ($000)          ($000)           ($000)          (%)          (%)           (%)
Short Name                                   LTM             LTM              LTM          LTM          LTM           LTM
Albion Banc Corp.                         63,492              67               67         0.11         0.11          0.37
GFSB Bancorp Inc.                         78,351             578              578         0.74         0.74          0.93
Home Building Bancorp                     44,091              90               90         0.20         0.20          0.52
Harvest Home Financial Corp.              81,870             243              243         0.30         0.30          0.57
Horizon Financial Svcs Corp.              79,717             278              278         0.35         0.35          0.55
Kentucky First Bancorp Inc.               87,628             762              762         0.87         0.87          1.13
Logansport Financial Corp.                79,217             931              931         1.18         1.18          1.51
Mississippi View Holding Co.              69,548             486              486         0.70         0.70          1.03
NS&L Bancorp Inc.                         58,716             290              290         0.49         0.49          0.77
StateFed Financial Corporation            81,192             921              921         1.13         1.13          1.37
Sobieski Bancorp Inc.                     80,309             247              247         0.31         0.31          0.59
USABancshares, Inc.                       36,537             219              219         0.60         0.60          0.55

Maximum                                   87,628             931              931         1.18         1.18          1.51
Minimum                                   36,537              67               67         0.11         0.11          0.37
Average                                   70,056             426              426         0.58         0.58          0.82
Median                                    78,784             284              284         0.55         0.55          0.68


                                                         ROAE                       Loan                Total
                                                       Before         Core          Loss          Noninterest
                                            ROAE        Extra         ROAE     Provision               Income
                                             (%)          (%)          (%)        ($000)               ($000)
Short Name                                   LTM          LTM          LTM           LTM                 LTM
Albion Banc Corp.                           1.14         1.14         4.03            140                 269
GFSB Bancorp Inc.                           3.86         3.86         4.89             21                  57
Home Building Bancorp                       1.59         1.59         4.03             57                 102
Harvest Home Financial Corp.                2.31         2.31         4.44              7                  60
Horizon Financial Svcs Corp.                3.31         3.31         5.25            252                 357
Kentucky First Bancorp Inc.                 4.48         4.48         5.83             15                 156
Logansport Financial Corp.                  5.74         5.74         7.40             14                 124
Mississippi View Holding Co.                3.93         3.93         5.77              -                 166
NS&L Bancorp Inc.                           2.39         2.39         3.72             (1)                197
StateFed Financial Corporation              6.11         6.11         7.36             36                 108
Sobieski Bancorp Inc.                       1.87         1.87         3.57              -                 157
USABancshares, Inc.                         4.44         4.44         4.05             75                 135

Maximum                                     6.11         6.11         7.40            252                 357
Minimum                                     1.14         1.14         3.57             (1)                 57
Average                                     3.43         3.43         5.03             51                 157
Median                                      3.59         3.59         4.67             18                 146


Source:  SNL F&C Calculations

FERGUSON & COMPANY           Exhibit II.5 - Comparatives Operations
------------------


                                      Total        Net Loan                          Common       Dividend
                                Noninterest     Chargeoffs/          LTM EPS      Dividends         Payout
                                    Expense       Avg Loans      After Extra      Per Share          Ratio
                                     ($000)             (%)              ($)            ($)            (%)
Short Name                              LTM             LTM              LTM            LTM            LTM
Albion Banc Corp.                     1,964            0.24             0.27           0.31         114.81
GFSB Bancorp Inc.                     1,505            0.05             0.67           0.75         111.94
Home Building Bancorp                 1,048            0.09             0.34           0.30          88.24
Harvest Home Financial Corp.          1,680             -               0.26           3.40             NM
Horizon Financial Svcs Corp.          1,925              NA             0.68           0.32          47.06
Kentucky First Bancorp Inc.           1,761            0.02             0.60           3.50         583.33
Logansport Financial Corp.            1,252            0.03             0.73           3.40         465.75
Mississippi View Holding Co.          1,666            0.03             0.60           0.16          26.67
NS&L Bancorp Inc.                     1,334             -               0.44           0.50         113.64
StateFed Financial Corporation        1,138             -               1.20           0.40          33.33
Sobieski Bancorp Inc.                 1,953              NA             0.32           0.14          43.75
USABancshares, Inc.                   1,642            0.02             0.27            -              -

Maximum                               1,964            0.24             1.20           3.50         583.33
Minimum                               1,048             -               0.26            -              -
Average                               1,572            0.05             0.53           1.10         148.05
Median                                1,654            0.03             0.52           0.36          88.24


                                    Interest        Interest     Net Interest         Gain on
                                     Income/        Expense/          Income/           Sale/
                                  Avg Assets      Avg Assets       Avg Assets      Avg Assets
                                         (%)             (%)              (%)             (%)
Short Name                               LTM             LTM              LTM             LTM
Albion Banc Corp.                       7.51            4.06             3.46            0.02
GFSB Bancorp Inc.                       7.30            4.01             3.29            0.02
Home Building Bancorp                   7.52            4.16             3.36            0.03
Harvest Home Financial Corp.            7.08            4.25             2.83            0.01
Horizon Financial Svcs Corp.            7.39            4.27             3.13            0.10
Kentucky First Bancorp Inc.             7.18            3.67             3.50             -
Logansport Financial Corp.              7.46            3.68             3.78           (0.11)
Mississippi View Holding Co.            7.41            3.62             3.80            0.02
NS&L Bancorp Inc.                       6.48            3.41             3.07            0.05
StateFed Financial Corporation          7.89            4.47             3.43             -
Sobieski Bancorp Inc.                   7.10            3.90             3.20            0.08
USABancshares, Inc.                     9.77            4.48             5.28            0.08

Maximum                                 9.77            4.48             5.28            0.10
Minimum                                 6.48            3.41             2.83           (0.11)
Average                                 7.51            4.00             3.51            0.03
Median                                  7.40            4.04             3.40            0.02


Source:  SNL F&C Calculations

FERGUSON & COMPANY           Exhibit II.5 - Comparatives Operations
------------------


                                        Real       Noninterest              G&A     Noninterest         Net Oper
                                      Estate           Income/         Expense/        Expense/        Expenses/
                                     Expense        Avg Assets       Avg Assets      Avg Assets       Avg Assets
                                      ($000)               (%)              (%)             (%)              (%)
Short Name                               LTM               LTM              LTM             LTM              LTM
Albion Banc Corp.                        (39)             0.42             3.15            3.09             2.73
GFSB Bancorp Inc.                          -              0.07             1.92            1.92             1.85
Home Building Bancorp                      -              0.23             2.38            2.38             2.15
Harvest Home Financial Corp.               -              0.07             2.05            2.05             1.98
Horizon Financial Svcs Corp.              53              0.45             2.35            2.41             1.90
Kentucky First Bancorp Inc.                -              0.18             2.01            2.01             1.83
Logansport Financial Corp.                (2)             0.16             1.58            1.58             1.43
Mississippi View Holding Co.             (18)             0.24             2.42            2.40             2.18
NS&L Bancorp Inc.                          -              0.34             2.27            2.27             1.94
StateFed Financial Corporation          (562)             0.13             2.09            1.40             1.96
Sobieski Bancorp Inc.                      -              0.20             2.43            2.43             2.24
USABancshares, Inc.                        -              0.37             4.38            4.49             4.01

Maximum                                   53              0.45             4.38            4.49             4.01
Minimum                                 (562)             0.07             1.58            1.40             1.43
Average                                  (47)             0.24             2.42            2.37             2.18
Median                                     -              0.22             2.31            2.33             1.97


                                           Total    Amortization                    Extra and
                                    Nonrecurring              of            Tax     After Tax
                                         Expense     Intangibles      Provision         Items
                                           ($000)          ($000)         ($000)        ($000)
Short Name                                   LTM             LTM            LTM           LTM
Albion Banc Corp.                             275             -              30            -
GFSB Bancorp Inc.                             250             -             298            -
Home Building Bancorp                         224             -             177            -
Harvest Home Financial Corp.                  368             -             103            -
Horizon Financial Svcs Corp.                  331             -             145            -
Kentucky First Bancorp Inc.                   351             -             335            -
Logansport Financial Corp.                    334             -             514            -
Mississippi View Holding Co.                  363             -             305            -
NS&L Bancorp Inc.                             281             -             128            -
StateFed Financial Corporation                291             -             503            -
Sobieski Bancorp Inc.                         414             -             182            -
USABancshares, Inc.                             -            42             158            -

Maximum                                       414            42             514            -
Minimum                                         -             -              30            -
Average                                       290             4             240            -
Median                                        311             -             180            -


Source:  SNL F&C Calculations

FERGUSON & COMPANY           Exhibit II.5 - Comparatives Operations
------------------


                                                                  Yield on         Cost of                  Interest     Loan Loss
                                   Efficiency     Preferred    Int Earning     Int Bearing     Effective       Yield    Provision/
                                        Ratio     Dividends         Assets     Liabilities      Tax Rate      Spread    Avg Assets
                                          (%)        ($000)            (%)             (%)           (%)         (%)           (%)
Short Name                                LTM          LTM             LTM             LTM           LTM         LTM           LTM
Albion Banc Corp.                       81.32         -               7.88            4.60         30.93        3.28          0.22
GFSB Bancorp Inc.                       57.05         -               7.37            5.03         34.02        2.34          0.03
Home Building Bancorp                   66.16         -               7.82            4.70         66.29        3.12          0.13
Harvest Home Financial Corp.            70.65         -               7.22            4.91         29.77        2.31          0.01
Horizon Financial Svcs Corp.            65.68         -               8.06            4.94         34.28        3.12          0.32
Kentucky First Bancorp Inc.             54.62         -               7.48            4.60         30.54        2.88          0.02
Logansport Financial Corp.              40.17         -               7.68            4.79         35.57        2.89          0.02
Mississippi View Holding Co.            59.99         -               7.47            4.48         38.56        2.99           -
NS&L Bancorp Inc.                       66.70         -               6.65            4.39         30.62        2.26         (0.00)
StateFed Financial Corporation          58.84         -               8.34            5.58         35.32        2.76          0.04
Sobieski Bancorp Inc.                   71.59         -               7.56            4.71         42.42        2.85           -
USABancshares, Inc.                     77.48         -              10.01            5.32         41.91        4.69          0.21

Maximum                                 81.32         -              10.01            5.58         66.29        4.69          0.32
Minimum                                 40.17         -               6.65            4.39         29.77        2.26         (0.00)
Average                                 64.19         -               7.80            4.84         37.52        2.96          0.08
Median                                  65.92         -               7.62            4.75         34.80        2.89          0.02


Source:  SNL F&C Calculations

FERGUSON & COMPANY
------------------

              Exhibit II.6 - Comparatives Pricing Charactersitics


                                                                Current          Current          Price/         Current
                                                                  Stock           Market             LTM          Price/
          Abbreviated                                             Price            Value        Core EPS          Book V
Ticker    Name                    City           State              ($)             ($M)             (x)             (%)
ALBC      AlbionBancCorp-NY       Albion         NY              23.250            5.81             24.0            97.0
GUPB      GFSBBancorp-NM          Gallup         NM              18.750           15.08             22.3           111.1
HBBI      HomeBldngBncrp-IN       Washington     IN              20.500            6.39             25.6           101.7
HHFC      HarvestHome-OH          Cheviot        OH              11.750           10.75             22.2           103.9
HZFS      HorizonFinSvcs-IA       Oskaloosa      IA              18.875            8.03             17.5            95.5
KYF       KYFirstBancorp-KY       Cynthiana      KY              12.500           16.49             16.0           112.0
LOGN      LogansprtFinCrp-IN      Logansport     IN              14.625           18.43             15.6           115.5
MIVI      MissViewHoldCo-MN       Little Falls   MN              15.500           12.69             17.8            96.3
NSLB      NS&LBancorp-MO          Neosho         MO              18.500           13.09             30.8           112.1
SFFC      StateFedFinCorp-IA      Des Moines     IA              22.000           17.24             15.2           113.2
SOBI      SobieskiBancorp-IN      South Bend     IN              16.438           12.74             27.0            95.4
USAB      USABancshares-PA        Philadelphia   PA               8.125            5.97             32.5           126.2

Maximum                                                          23.250           18.43             32.5           126.2
Minimum                                                           8.125            5.81             15.2            95.4
Average                                                          16.734           11.89             22.2           106.6
Median                                                           17.469           12.72             22.2           107.5

Source:  SNL F&C Calculations

FERGUSON & COMPANY
------------------

              Exhibit II.6 - Comparatives Pricing Charactersitics


                                                                          Tangible                                           ROACE
           Current                   Current        Total    Equity/       Equity/      Core         Core          Core     Before
          Price/ T     Price/       Dividend       Assets     Assets      T Assets       EPS         ROAA          ROAE      Extra
            Book V     Assets          Yield       ($000)        (%)           (%)       ($)          (%)           (%)        (%)
Ticker         (%)        (%)            (%)          MRQ        MRQ           MRQ       LTM          LTM           LTM        LTM
ALBC          97.0        8.5           1.38       68,628        8.7           8.7      0.97         0.37          4.03       1.14
GUPB         111.1       18.1           2.13       86,911       16.3          16.3      0.84         0.93          4.89       3.86
HBBI         101.7       14.2           1.46       45,064       12.8          12.8      0.80         0.52          4.03       1.59
HHFC         103.9       12.3           3.40       87,596       11.8          11.8      0.53         0.57          4.44       2.31
HZFS          95.5        9.3           1.70       85,969        9.8           9.8      1.08         0.55          5.25       3.31
KYF          112.0       18.5           4.00       88,959       16.6          16.6      0.78         1.13          5.83       4.48
LOGN         115.5       22.2           2.74       83,152       19.2          19.2      0.94         1.51          7.40       5.74
MIVI          96.3       18.2           1.03       69,775       18.9          18.9      0.87         1.03          5.77       3.93
NSLB         112.1       21.9           2.70       59,711       19.6          19.6      0.60         0.77          3.72       2.39
SFFC         113.2       20.1           1.82       85,679       17.8          17.8      1.45         1.37          7.36       6.11
SOBI          95.4       15.6           1.95       81,754       15.1          15.1      0.61         0.59          3.57       1.87
USAB         128.6       12.4              -       48,303       10.8          10.6      0.25         0.55          4.05       4.44

Maximum      128.6       22.2           4.00       88,959       19.6          19.6      1.45         1.51          7.40       6.11
Minimum       95.4        8.5              -       45,064        8.7           8.7      0.25         0.37          3.57       1.14
Average      106.8       15.9           2.03       74,292       14.8          14.8      0.81         0.82          5.03       3.43
Median       107.5       16.8           1.88       82,453       15.7          15.7      0.82         0.68          4.67       3.59

Source:  SNL F&C Calculations

FERGUSON & COMPANY
------------------
              Exhibit II.6 - Comparatives Pricing Characteristics



                                        NPAs/       Price/       Core        Core       Core
            Merger        Current      Assets         Core        EPS        ROAA       ROAE
            Target?       Pricing         (%)          EPS        ($)         (%)        (%)
Ticker       (Y/N)           Date         MRQ          (x)        MRQ         MRQ        MRQ
ALBC           N         09/02/97        0.72         32.3       0.18        0.27       3.03
GUPB           N         09/02/97        0.18         22.3       0.21        0.81       4.74
HBBI           N         09/02/97        0.38         18.3       0.28        0.72       5.67
HHFC           N         09/02/97        0.11         15.5       0.19        0.80       6.56
HZFS           N         09/02/97        0.96         22.5       0.21        0.43       4.23
KYF            N         09/02/97         -           15.6       0.20        1.17       7.19
LOGN           N         09/02/97        0.61         15.2       0.24        1.46       7.53
MIVI           N         09/02/97        0.28         14.9       0.26        1.18       6.82
NSLB           N         09/02/97        0.02         24.3       0.19        0.94       4.78
SFFC           N         09/02/97          NA         12.8       0.43        1.55       8.78
SOBI           N         09/02/97        0.15         29.4       0.14        0.57       3.72
USAB           N         09/02/97        0.67         16.9       0.12        0.80       6.93

Maximum                                  0.96         32.3       0.43        1.55       8.78
Minimum                                   -           12.8       0.12        0.27       3.03
Average                                  0.37         20.0       0.22        0.89       5.83
Median                                   0.28         17.6       0.21        0.81       6.12

Source:  SNL F&C Calculations

FERGUSON & COMPANY      Exhibit II.7 - Comparatives Risk Characteristics
------------------


                                                   NPAs + Loans                                                         Net Loan
                                      NPAs/        90+ Pst Due/           NPAs/        Reserves/      Reserves/      Chargeoffs/
                                     Assets              Assets          Equity           Loans            NPAs        Avg Loans
                                        (%)                 (%)             (%)             (%)             (%)              (%)
Short Name                              MRQ                 MRQ             MRQ             MRQ             MRQ              MRQ
Albion Banc Corp.                      0.72                0.72            8.26            0.54           53.94             0.47
GFSB Bancorp Inc.                      0.18                0.18            1.10            0.69          199.36             0.44
Home Building Bancorp                  0.38                0.38            3.00            0.29           47.98             0.01
Harvest Home Financial Corp.           0.11                0.11            0.97            0.26          117.00              -
Horizon Financial Svcs Corp.           0.96                1.22            9.81            0.52           32.85             0.60
Kentucky First Bancorp Inc.             -                  0.07             -              0.75              NM             0.07
Logansport Financial Corp.             0.61                0.61            3.18            0.38           44.88             0.11
Mississippi View Holding Co.           0.28                0.33            1.47            1.91          447.15             0.02
NS&L Bancorp Inc.                      0.02                0.03            0.08            0.13          466.67              -
StateFed Financial Corporation           NA                  NA              NA              NA              NA              -
Sobieski Bancorp Inc.                  0.15                0.15            1.02            0.33          158.73               NA
USABancshares, Inc.                    0.67                0.67            6.27            0.99           63.50              -

Maximum                                0.96                1.22            9.81            1.91          466.67             0.60
Minimum                                 -                  0.03             -              0.13           32.85              -
Average                                0.37                0.41            3.20            0.62          163.21             0.16
Median                                 0.28                0.33            1.47            0.52           90.25             0.02

Source:  SNL F&C Calculations

FERGUSON & COMPANY        Exhibit II.7 - Comparative Risk Characteristics
------------------

                                             Intangible        One Year                         Earn Assets/
                                   Loans/       Assets/        Cum Gap/              Net         Int Bearing
                                   Assets        Equity          Assets            Loans         Liabilities
                                      (%)           (%)             (%)           ($000)                 (%)
Short Name                            MRQ           MRQ        Mst RctY              MRQ                 MRQ
Albion Banc Corp.                   71.50            -                 NA         48,247              107.05
GFSB Bancorp Inc.                   52.16            -                 NA         45,026              120.83
Home Building Bancorp               62.83            -                 NA         28,229              109.24
Harvest Home Financial Corp.        51.58            -              (6.90)        45,063              112.43
Horizon Financial Svcs Corp.        61.03            -                 NA         52,193              109.61
Kentucky First Bancorp Inc.         55.41            -                 NA         48,920              117.86
Logansport Financial Corp.          71.82            -                 NA         59,490              122.75
Mississippi View Holding Co.        64.81            -                 NA         44,147              123.70
NS&L Bancorp Inc.                   55.74            -                 NA         33,238              123.52
StateFed Financial Corporation         NA            -                 NA             NA              116.34
Sobieski Bancorp Inc.               75.02            -                 NA         61,135              115.64
USABancshares, Inc.                 43.42            1.89          (13.85)        20,765              114.65

Maximum                             75.02            1.89           (6.90)        61,135              123.70
Minimum                             43.42            -             (13.85)        20,765              107.05
Average                             60.48            0.16          (10.38)        44,223              116.14
Median                              61.03            -             (10.38)        45,063              115.99

Source:  SNL F&C Calculations

                                  EXHIBIT III

FERGUSON & COMPANY                          Exhibit III
------------------

NEWPORT FEDERAL SAVINGS BANK
NEWPORT, AR

                                                       FINANCIAL HIGHLIGHTS

                                         1994                1995                 1996               YTD 3/97
                                                             ($000's)
BALANCE SHEET:
Total Assets                           30,174              30,775               34,226              34,427
% Change in Assets                      (0.29)               1.99                11.21                0.59
Total Loans                            20,234              21,718               24,589              24,782
Deposits                               27,104              28,047               29,853              30,351
Broker Originated Deposits                  -                   -                    -                   -

CAPITAL:
Equity Capital                          2,310               2,467                2,399               2,478
Tangible Capital                        2,310               2,467                2,399               2,478
Core Capital                            2,310               2,467                2,399               2,478
Risk-Based Capital                      2,377               2,467                2,399               2,478
Equity Capital/Total Assets              7.66                8.02                 7.01                7.20
Core Capital/Risk Based Assets          17.77               16.40                13.73               13.83
Core Capital/Adj Tang Assets             7.66                8.02                 7.01                7.20
Tangible Cap/Tangible Assets             7.66                8.02                 7.01                7.20
Risk-Based Cap/Risk-Wt Assets           18.28               16.40                13.73               13.83

PROFITABILITY:
Net Income(Loss)                          244                 157                  (68)                 79
Ret on Avg Assets Bef Ext Item           0.81                0.52                (0.21)               0.92
Return on Average Equity                11.08                6.57                (2.77)              12.96
Net Interest Income/Avg Assets           2.93                2.58                 2.39                2.59
Noninterest Income/Avg Assets            0.25                0.23                 0.35                0.44
Noninterest Expense/Avg Assets           1.97                2.12                 2.96                2.11
Yield/Cost Spread                        2.80                2.60                 2.57                2.74

LIQUIDITY:
Int Earn Assets/Int Bear Liab          106.92              100.08               100.36              100.64
Brokered Deposits/Tot Deposits              -                   -                    -                   -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO            1.28                1.77                 0.79                0.52
Nonaccrual Loans/Gross Loans             1.22                0.44                 0.28                0.34
Nonaccrual Lns/Ln Loss Reserve         319.48              109.09                88.46              116.44
Repos Assets/Tot Assets                     -                   -                    -                   -
Net Chrg-Off/Av Adj Lns                     -                   -                 0.01                   -
Nonmtg 1-4 Constr&Conv Lns/TA            7.51                8.54                 8.81               10.99

Source:  SNL F&C Calculations

FERGUSON & COMPANY                Exhibit III
------------------


NEWPORT FEDERAL SAVINGS BANK
NEWPORT, AR

                     SELECTED PEER GROUP RATIOS & RANKINGS

                                          1994                1995                 1996            YTD 3/97
Peer Group Category                          2                   2                    2                   2
CAPITAL:
Equity Capital/Total Assets               7.66                8.02                 7.01                7.20
Peer Group Percentile                       30                  28                   22                  22
Core Cap/Adj Tangible Assets              7.66                8.02                 7.01                7.20
Peer Group Percentile                       32                  31                   24                  24
Tangible Cap/Tangible Assets              7.66                8.02                 7.01                7.20
Peer Group Percentile                       32                  31                   24                  24
Risk-Based Cap/Risk-Wt Assets            18.28               16.40                13.73               13.83
Peer Group Percentile                       43                  33                   19                  21

ASSET QUALITY:
Risk Assets/Total Assets                  7.51                8.99                 8.81               10.99
Peer Group Percentile                       39                  25                   29                  21
Risk Weighted Assts/Tot Assts            43.09               48.89                51.06               52.06
Peer Group Percentile                       68                  48                   41                  40
Nonaccrual Loans/Gross Loans              1.22                0.44                 0.28                0.34
Peer Group Percentile                       15                  31                   42                  42
Repos Assets/Tot Assets                    -                   -                    -                   -
Peer Group Percentile                      100                  13                  100                 100
90+ Day Del Loans/Gross Loans              -                  0.15                 0.48                0.15
Peer Group Percentile                      100                  50                   32                  52
90Day P Due+NonAccr-(1-4)/LLR              -                 17.05                76.92               63.01
Peer Group Percentile                      100                  39                   17                  23

LIQUIDITY:
Avg Reg Liquidity Ratio                  13.73                9.32                 5.56                5.93
Peer Group Percentile                       43                  20                    5                   5

PROFITABILITY:
Ret on Avg Assets Bef Ext Item            0.81                0.52                (0.21)               0.92
Peer Group Percentile                       50                  36                   14                  67
Return on Equity Capital                 10.56                6.36                (2.83)              12.75
Peer Group Percentile                       73                  55                   13                  88
Int Earn Assets/Int Bear Liab           106.92              100.08               100.36              100.64
Peer Group Percentile                       52                   9                   10                  14
Yield on Earning Assts                    6.95                7.78                 7.78                7.80
Peer Group Percentile                       38                  55                   54                  59
Cost of Funds                             4.15                5.18                 5.21                5.05
Peer Group Percentile                       20                  20                   20                  22
Yield/Cost Spread                         2.80                2.60                 2.57                2.74
Peer Group Percentile                       21                  30                   28                  36

Source:  SNL F&C Calculations

FERGUSON & COMPANY                               Exhibit III
------------------

NEWPORT FEDERAL SAVINGS BANK
NEWPORT, AR


                                                           FINANCIAL HIGHLIGHTS

                                           6/30/96             9/30/96             12/31/96             3/31/97
                                                                    ($000's)
BALANCE SHEET:
Total Assets                               32,470              33,596               34,226              34,427
% Change in Assets                           1.27                3.47                 1.88                0.59
Total Loans                                22,136              23,341               24,589              24,782
Deposits                                   29,657              29,956               29,853              30,351
Broker Originated Deposits                     47                   -                    -                   -

CAPITAL:
Equity Capital                              2,528               2,372                2,399               2,478
Tangible Capital                            2,528               2,372                2,399               2,478
Core Capital                                2,528               2,372                2,399               2,478
Risk-Based Capital                          2,528               2,372                2,399               2,478
Equity Capital/Total Assets                  7.79                7.06                 7.01                7.20
Core Capital/Risk Based Assets              15.68               14.18                13.73               13.83
Core Capital/Adj Tang Assets                 7.79                7.06                 7.01                7.20
Tangible Cap/Tangible Assets                 7.79                7.06                 7.01                7.20
Risk-Based Cap/Risk-Wt Assets               15.68               14.18                13.73               13.83

PROFITABILITY:
Net Income(Loss)                               39                (156)                  27                  79
Ret on Avg Assets Bef Ext Item               0.48               (1.89)                0.32                0.92
Return on Average Equity                     6.22              (25.47)                4.53               12.96
Net Interest Income/Avg Assets               2.42                2.32                 2.52                2.59
Noninterest Income/Avg Assets                0.48                0.31                 0.24                0.44
Noninterest Expense/Avg Assets               2.40                4.78                 2.26                2.11
Yield/Cost Spread                            2.63                2.49                 2.68                2.74

LIQUIDITY:
Int Earn Assets/Int Bear Liab              100.30              100.54               100.36              100.64
Brokered Deposits/Tot Deposits               0.16                   -                    -                   -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                1.08                0.38                 0.79                0.52
Nonaccrual Loans/Gross Loans                 0.33                0.23                 0.28                0.34
Nonaccrual Lns/Ln Loss Reserve              84.09               81.54                88.46              116.44
Repos Assets/Tot Assets                         -                   -                    -                   -
Net Chrg-Off/Av Adj Lns                         -                   -                 0.03                   -
Nonmtg 1-4 Constr&Conv Lns/TA                8.54                8.44                 8.81               10.99

Source:  SNL F&C Calculations

FERGUSON & COMPANY                                Exhibit III
------------------

NEWPORT FEDERAL SAVINGS BANK
NEWPORT, AR


                                   SELECTED PEER GROUP RATIOS & RANKINGS
                                        6/30/96             9/30/96             12/31/96             3/31/97
Peer Group Category                           2                   2                    2                   2
CAPITAL:
Equity Capital/Total Assets                7.79                7.06                 7.01                7.20
Peer Group Percentile                        27                  21                   22                  22
Core Cap/Adj Tangible Assets               7.79                7.06                 7.01                7.20
Peer Group Percentile                        28                  23                   24                  24
Tangible Cap/Tangible Assets               7.79                7.06                 7.01                7.20
Peer Group Percentile                        28                  23                   24                  24
Risk-Based Cap/Risk-Wt Assets             15.68               14.18                13.73               13.83
Peer Group Percentile                        26                  22                   19                  21

ASSET QUALITY:
Risk Assets/Total Assets                   8.97                8.44                 8.81               10.99
Peer Group Percentile                        30                  32                   29                  21
Risk Weighted Assts/Tot Assts             49.65               49.78                51.06               52.06
Peer Group Percentile                        45                  45                   41                  40
Nonaccrual Loans/Gross Loans               0.33                0.23                 0.28                0.34
Peer Group Percentile                        39                  41                   42                  42
Repos Assets/Tot Assets                       -                   -                    -                   -
Peer Group Percentile                        16                 100                  100                 100
90+ Day Del Loans/Gross Loans              0.13                0.13                 0.48                0.15
Peer Group Percentile                        49                  50                   32                  52
90Day P Due+NonAccr-(1-4)/LLR             43.18               21.54                76.92               63.01
Peer Group Percentile                        29                  37                   17                  23

LIQUIDITY:
Avg Reg Liquidity Ratio                    9.48                5.86                 5.56                5.93
Peer Group Percentile                        18                   5                    5                   5

PROFITABILITY:
Ret on Avg Assets Bef Ext Item             0.48               (1.89)                0.32                0.92
Peer Group Percentile                        29                  11                   21                  67
Return on Equity Capital                   6.17              (26.31)                4.50               12.75
Peer Group Percentile                        46                   8                   27                  88
Int Earn Assets/Int Bear Liab            100.30              100.54               100.36              100.64
Peer Group Percentile                        10                   9                   10                  14
Yield on Earning Assts                     7.84                7.63                 7.86                7.80
Peer Group Percentile                        61                  45                   56                  59
Cost of Funds                              5.21                5.14                 5.18                5.05
Peer Group Percentile                        16                  23                   20                  22
Yield/Cost Spread                          2.63                2.49                 2.68                2.74
Peer Group Percentile                        34                  23                   31                  36

Source: TAFS, published by Sheshunoff

                                   EXHIBIT IV

FERGUSON & COMPANY                 EXHIBIT IV
------------------

ALBION FS&LA
ALBION, NY
TICKER ALBC                                                FINANCIAL HIGHLIGHTS
-----------

                                           1994             1995             1996          YTD 3/97
                                                                   ($000's)
BALANCE SHEET:
Total Assets                             55,371           56,264           64,012            65,666
% Change in Assets                        10.12             1.61            13.77              2.58
Total Loans                              47,042           44,124           48,012            48,177
Deposits                                 38,494           46,432           48,493            50,279
Broker Originated Deposits                 --               --               --                --

CAPITAL:
Equity Capital                            4,787            4,992            4,988             5,120
Tangible Capital                          4,787            4,916            4,948             5,071
Core Capital                              4,787            4,916            4,948             5,071
Risk-Based Capital                        5,011            5,160            5,157             5,268
Equity Capital/Total Assets                8.65             8.87             7.79              7.80
Core Capital/Risk Based Assets            15.63            16.39            15.32             15.48
Core Capital/Adj Tang Assets               8.65             8.75             7.73              7.73
Tangible Cap/Tangible Assets               8.65             8.75             7.73              7.73
Risk-Based Cap/Risk-Wt Assets             16.36            17.20            15.96             16.08

PROFITABILITY:
Net Income(Loss)                            357              169              (21)              113
Ret on Avg Assets Bef Ext Item             0.68             0.30            (0.04)             0.70
Return on Average Equity                   7.78             3.46            (0.42)             8.94
Net Interest Income/Avg Assets             3.83             3.38             3.44              3.33
Noninterest Income/Avg Assets              0.32             0.38             0.44              0.64
Noninterest Expense/Avg Assets             2.90             3.23             3.68              2.86
Yield/Cost Spread                          3.79             3.41             3.56              3.48

LIQUIDITY:
Int Earn Assets/Int Bear Liab            108.07           105.09           103.30            102.39
Brokered Deposits/Tot Deposits             --               --               --                --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO              0.64             0.82             1.47              1.08
Nonaccrual Loans/Gross Loans               0.46             0.73             0.52              0.63
Nonaccrual Lns/Ln Loss Reserve            99.11           131.97           120.10            153.30
Repos Assets/Tot Assets                    --               --               --                0.18
Net Chrg-Off/Av Adj Lns                    0.07             0.02             0.17              --
Nonmtg 1-4 Constr&Conv Lns/TA              4.70             4.51             3.63              3.43

Source: TAFS, published by Sheshunoff

FERGUSON & COMPANY                 EXHIBIT IV
------------------

GALLUP FSB
GALLUP, NM
TICKER GUPB                           FINANCIAL HIGHLIGHTS
-----------

                                           1994             1995             1996          YTD 3/97
                                                                   ($000's)
BALANCE SHEET:
Total Assets                             44,032           66,826           82,321            87,380
% Change in Assets                         7.25            51.77            23.19              6.15
Total Loans                              30,224           34,104           42,920            45,292
Deposits                                 36,950           39,772           53,903            55,465
Broker Originated Deposits                 --               --               --                --

CAPITAL:
Equity Capital                            6,676           12,290           11,945            11,917
Tangible Capital                          6,676           12,078           11,614            11,614
Core Capital                              6,676           12,078           11,614            11,614
Risk-Based Capital                        6,894           11,926           11,150            11,084
Equity Capital/Total Assets               15.16            18.39            14.51             13.64
Core Capital/Risk Based Assets            31.08            48.98            36.52             29.31
Core Capital/Adj Tang Assets              15.16            18.19            14.17             13.34
Tangible Cap/Tangible Assets              15.16            18.19            14.17             13.34
Risk-Based Cap/Risk-Wt Assets             32.10            48.36            35.06             27.97

PROFITABILITY:
Net Income(Loss)                            588              721              573               161
Ret on Avg Assets Bef Ext Item             1.38             1.30             0.77              0.76
Return on Average Equity                   9.14             7.60             4.82              5.40
Net Interest Income/Avg Assets             4.19             3.75             3.15              2.91
Noninterest Income/Avg Assets              0.13             0.13             0.12              0.12
Noninterest Expense/Avg Assets             2.17             1.78             2.03              1.63
Yield/Cost Spread                          3.76             3.14             2.59              2.50

LIQUIDITY:
Int Earn Assets/Int Bear Liab               115              120              113               112
Brokered Deposits/Tot Deposits             --               --               --                --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO              0.30             0.09             0.29              0.34
Nonaccrual Loans/Gross Loans               --               --               0.28              0.34
Nonaccrual Lns/Ln Loss Reserve             --               --              36.63             46.02
Repos Assets/Tot Assets                    --               --               --                --
Net Chrg-Off/Av Adj Lns                    --               0.11            (0.07)             0.19
Nonmtg 1-4 Constr&Conv Lns/TA             10.14             7.91            12.11              9.64

Source: TAFS, published by Sheshunoff

FERGUSON & COMPANY                 EXHIBIT IV
------------------

HOME BUILDING SVGS BK FSB
WASHINGTON, IN
TICKER HBBI                                 FINANCIAL HIGHLIGHTS
-----------

                                           1994              1995             1996          YTD 3/97
                                                                    ($000's)
BALANCE SHEET:
Total Assets                             42,107            42,796           44,337            46,469
% Change in Assets                        (1.66)             1.64             3.60              4.81
Total Loans                              29,944            29,177           28,500            28,326
Deposits                                 36,629            33,283           35,589            37,833
Broker Originated Deposits                 --                --               --                --

CAPITAL:
Equity Capital                            3,090             4,639            4,335             4,423
Tangible Capital                          3,090             4,611            4,338             4,446
Core Capital                              3,090             4,611            4,338             4,446
Risk-Based Capital                        3,167             4,688            4,417             4,525
Equity Capital/Total Assets                7.34             10.84             9.78              9.52
Core Capital/Risk Based Assets            13.65             20.99            20.19             20.22
Core Capital/Adj Tang Assets               7.35             10.79             9.78              9.56
Tangible Cap/Tangible Assets               7.35             10.79             9.78              9.56
Risk-Based Cap/Risk-Wt Assets             13.99             21.35            20.56             20.58

PROFITABILITY:
Net Income(Loss)                            327               421             (138)              107
Ret on Avg Assets Bef Ext Item             0.77              0.99            (0.32)             0.94
Return on Average Equity                  11.11             10.89            (3.15)             9.77
Net Interest Income/Avg Assets             3.21              3.40             3.18              3.22
Noninterest Income/Avg Assets              0.24              0.38             0.34              0.39
Noninterest Expense/Avg Assets             2.10              2.22             2.86              2.09
Yield/Cost Spread                          3.32              3.45             3.18              3.29

LIQUIDITY:
Int Earn Assets/Int Bear Liab               103               105              103               104
Brokered Deposits/Tot Deposits             --                --               --                --

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO              0.68              0.32             1.60              0.86
Nonaccrual Loans/Gross Loans               0.67              0.20             1.59              0.87
Nonaccrual Lns/Ln Loss Reserve           263.64             77.92           577.22            310.13
Repos Assets/Tot Assets                    --                --               --                --
Net Chrg-Off/Av Adj Lns                    0.03              --               1.44              --
Nonmtg 1-4 Constr&Conv Lns/TA              0.53              0.81             0.69              0.88

Source: TAFS, published by Sheshunoff

FERGUSON & COMPANY                 EXHIBIT IV
------------------

HARVEST HOME SVGS BK
CHEVIOT, OH
TICKER HHFC                                  FINANCIAL HIGHLIGHTS
-----------


                                          1994             1995             1996          YTD 3/97
                                                                  ($000's)
BALANCE SHEET:
Total Assets                            65,431           66,135           81,666           81,208
% Change in Assets                        1.81             1.08            23.48            (0.56)
Securities-Book Value                   24,575           24,096           34,723           34,022
Securities-Fair Value                   23,840           24,096           34,723           34,022
Total Loans & Leases                    36,632           38,576           42,834           44,025
Total Deposits                          56,134           56,758           57,923           57,672
Loan/Deposit Ratio                       65.26            67.97            73.95            76.34
Provision for Loan Losses                   12                9             --                  3

CAPITAL:
Equity Capital                           8,262            8,275            8,069            8,146
Total Qualifying Capital(Est)            8,360            8,086            8,207            8,364
Equity Capital/Average Assets            12.74            12.58            11.04            10.00
Tot Qual Cap/Rk Bsd Asts(Est)            29.20            27.51            23.87            24.23
Tier 1 Cap/Rsk Bsed Asts(Est)            28.85            27.13            23.55            23.90
T1 Cap/Avg Assets(Lev Est)               12.05            12.09            10.33            10.13
Dividends Declared/Net Income             --             186.97             --               --

PROFITABILITY:
Net Income(Loss)                           450              468              194              153
Return on Average Assets                  0.69             0.71             0.27             0.75
Return on Average Equity Cap              7.18             5.66             2.47             7.55
Net Interest Margin                       2.95             3.02             2.87             2.83
Net Int Income/Avg Assets                 2.90             2.96             2.78             2.75
Noninterest Income/Avg Assets             0.07             0.07             0.09             0.06
Noninterest Exp/Avg Assets                1.96             1.92             2.48             1.66

ASSET QUALITY:
NPL+Frcl RE/Lns+Frcl RE                   0.27             0.33             0.51             0.29
NPA's/Equity + LLR                        1.20             1.53             2.65             1.53
LLR/Nonperf & Restrcd Lns               140.00            86.72            51.15            90.48
Foreclosed RE/Total Assets                0.05             --               --               --
90+ Day Del Loans/Total Loans             --               --               --               --
Loan Loss Reserves/Total Lns              0.27             0.29             0.26             0.26
Net Charge-Offs/Average Loans             0.02             --               --               --
Dom Risk R/E Lns/Tot Dom Lns             13.61            11.86            10.89            10.59

LIQUIDITY:
Brokered Dep/Total Dom Deps               --               --               --               --
$100M+ Time Dep/Total Dom Dep             2.95             3.47             3.29             3.56
Int Earn Assets/Int Bear Liab           111.74           111.74           108.83           109.04
Pledged Sec/Total Sec                     --               --               --               --
Fair Value Sec/Amort Cost Sec            97.01           101.92            99.89            99.54


Source: BankSource, published by Sheshunoff

FERGUSON & COMPANY                 Exhibit IV
------------------


HORIZON FSB
OSKALOOSA, IA
TICKER HZFS                                               FINANCIAL HIGHLIGHTS
-----------

                                           1994             1995             1996         YTD 3/97
                                                                   ($000's)
BALANCE SHEET:
Total Assets                             63,008           71,498           72,514           76,840
% Change in Assets                         9.50            13.47             1.42             5.97
Total Loans                              43,162           48,886           51,591           52,322
Deposits                                 50,378           53,947           55,861           56,839
Broker Originated Deposits                  -                -                -                -

CAPITAL:
Equity Capital                            6,496            6,562            5,838            5,989
Tangible Capital                          6,725            6,535            5,703            6,146
Core Capital                              6,725            6,535            5,703            6,146
Risk-Based Capital                        6,968            6,781            5,953            6,401
Equity Capital/Total Assets               10.31             9.18             8.05             7.79
Core Capital/Risk Based Assets            19.97            16.39            13.70            14.21
Core Capital/Adj Tang Assets              10.64             9.14             7.88             7.98
Tangible Cap/Tangible Assets              10.64             9.14             7.88             7.98
Risk-Based Cap/Risk-Wt Assets             20.70            17.00            14.30            14.80

PROFITABILITY:
Net Income(Loss)                            460              411               75              145
Ret on Avg Assets Bef Ext Item             0.76             0.61             0.10             0.78
Return on Average Equity                   8.48             6.30             1.21             9.81
Net Interest Income/Avg Assets             3.43             3.07             2.99             3.11
Noninterest Income/Avg Assets              0.46             0.47             0.59             0.48
Noninterest Expense/Avg Assets             2.68             2.55             2.87             2.29
Yield/Cost Spread                          3.35             2.86             2.84             3.03

LIQUIDITY:
Int Earn Assets/Int Bear Liab            107.83           107.16           104.89           104.80
Brokered Deposits/Tot Deposits              -                -                -                -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO              1.81             2.53             2.57             2.17
Nonaccrual Loans/Gross Loans               0.87             2.49             1.27             0.85
Nonaccrual Lns/Ln Loss Reserve           130.58           427.34           225.17           167.80
Repos Assets/Tot Assets                     -                -                -               0.46
Net Chrg-Off/Av Adj Lns                    0.22             0.03             0.78             0.05
Nonmtg 1-4 Constr&Conv Lns/TA              7.12             6.57             5.98             5.60

Source: TAFS, published by Sheshunoff     5

FERGUSON & COMPANY                 Exhibit IV
------------------

FIRST FSB
CYNTHIANA, KY
TICKER KYF                                                FINANCIAL HIGHLIGHTS
----------


                                           1994             1995             1996         YTD 3/97
                                                                  ($000's)
BALANCE SHEET:
Total Assets                             62,483           73,460            87,852           88,186
% Change in Assets                         2.83            17.57             19.59             0.38
Total Loans                              39,537           39,978            47,805           48,998
Deposits                                 55,158           50,483            54,632           54,667
Broker Originated Deposits                  -                -                 -                -

CAPITAL:
Equity Capital                            7,006           16,783            15,909           12,462
Tangible Capital                          7,006           16,799            15,913           12,485
Core Capital                              7,006           16,799            15,913           12,485
Risk-Based Capital                        7,158           17,167            16,287           12,863
Equity Capital/Total Assets               11.21            22.85             18.11            14.13
Core Capital/Risk Based Assets            19.54            43.66             33.63            26.02
Core Capital/Adj Tang Assets              11.21            22.86             18.11            14.15
Tangible Cap/Tangible Assets              11.21            22.86             18.11            14.15
Risk-Based Cap/Risk-Wt Assets             19.97            44.61             34.42            26.81

PROFITABILITY:
Net Income(Loss)                            807              418               827              272
Ret on Avg Assets Bef Ext Item             1.31             0.62              0.99             1.24
Return on Average Equity                  12.14             3.51              5.03             7.67
Net Interest Income/Avg Assets             3.57             3.07              3.45             3.29
Noninterest Income/Avg Assets              0.16             0.17              0.26             0.25
Noninterest Expense/Avg Assets             1.82             2.02              2.27             1.73
Yield/Cost Spread                          3.48             2.59              2.82             2.78

LIQUIDITY:
Int Earn Assets/Int Bear Liab               108              125               119              113
Brokered Deposits/Tot Deposits              -                -                 -                -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO              1.05             0.98              0.09             0.26
Nonaccrual Loans/Gross Loans                -                -                 -                -
Nonaccrual Lns/Ln Loss Reserve              -                -                 -                -
Repos Assets/Tot Assets                     -                -                 -                -
Net Chrg-Off/Av Adj Lns                     -              (0.00)              -                -
Nonmtg 1-4 Constr&Conv Lns/TA             20.24            17.85             20.03            20.35

Source: TAFS, published by Sheshunoff     6

FERGUSON & COMPANY                 Exhibit IV
------------------

LOGANSPORT SAVINGS BANK, FSB
LOGANSPORT, IN
TICKER LOGN                                               FINANCIAL HIGHLIGHTS
-----------


                                           1994             1995             1996         YTD 3/97
                                                                  ($000's)
BALANCE SHEET:
Total Assets                             59,452           70,750           77,574            78,772
% Change in Assets                         5.73            19.00             9.65              1.54
Total Loans                              43,691           49,058           57,068            57,126
Deposits                                 51,202           52,502           57,396            59,389
Broker Originated Deposits                  -                -                -                 -

CAPITAL:
Equity Capital                            6,935           16,672           16,861            15,162
Tangible Capital                          7,131           16,671           17,018            15,337
Core Capital                              7,131           16,671           17,018            15,337
Risk-Based Capital                        7,337           16,894           17,254            15,576
Equity Capital/Total Assets               11.66            23.56            21.74             19.25
Core Capital/Risk Based Assets            21.31            42.94            40.57             36.17
Core Capital/Adj Tang Assets              11.93            23.56            21.89             19.43
Tangible Cap/Tangible Assets              11.93            23.56            21.89             19.43
Risk-Based Cap/Risk-Wt Assets             21.93            43.51            41.13             36.74

PROFITABILITY:
Net Income(Loss)                            734              851              869               289
Ret on Avg Assets Bef Ext Item             1.27             1.31             1.17              1.48
Return on Average Equity                  11.01             7.21             5.24              7.22
Net Interest Income/Avg Assets             3.27             3.19             3.53              3.60
Noninterest Income/Avg Assets              0.30             0.48             0.33              0.24
Noninterest Expense/Avg Assets             1.66             1.58             2.03              1.48
Yield/Cost Spread                          3.09             2.69             2.77              2.92

LIQUIDITY:
Int Earn Assets/Int Bear Liab            108.43           125.00           124.78            118.92
Brokered Deposits/Tot Deposits              -                -                -                 -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO              0.64             0.63             0.71              0.62
Nonaccrual Loans/Gross Loans                -                -                -                 -
Nonaccrual Lns/Ln Loss Reserve              -                -                -                 -
Repos Assets/Tot Assets                     -                -                -                 -
Net Chrg-Off/Av Adj Lns                     -               0.01            (0.00)              -
Nonmtg 1-4 Constr&Conv Lns/TA              3.71             5.36             7.22              6.34

Source: TAFS, published by Sheshunoff     7

FERGUSON & COMPANY                 Exhibit IV
------------------

COMMUNITY FS&LA
LITTLE FALLS, MN
TICKER MIVI                                              FINANCIAL HIGHLIGHTS
-----------


                                           1994             1995             1996         YTD 3/97
                                                                  ($000's)
BALANCE SHEET:
Total Assets                             62,111            69,212           70,306           69,756
% Change in Assets                        (4.36)            11.43             1.58            (0.78)
Total Loans                              44,310            43,438           44,095           44,270
Deposits                                 55,312            54,689           56,426           55,957
Broker Originated Deposits                  -                 -                -                -

CAPITAL:
Equity Capital                            6,137            10,912           11,504           11,703
Tangible Capital                          6,043            10,692           10,639           10,848
Core Capital                              6,043            10,692           10,639           10,848
Risk-Based Capital                        6,419            11,092           11,068           11,280
Equity Capital/Total Assets                9.88             15.77            16.36            16.78
Core Capital/Risk Based Assets            18.90             32.13            31.25            31.80
Core Capital/Adj Tang Assets               9.74             15.50            15.32            15.74
Tangible Cap/Tangible Assets               9.74             15.50            15.32            15.74
Risk-Based Cap/Risk-Wt Assets             20.08             33.33            32.51            33.06

PROFITABILITY:
Net Income(Loss)                            414               837              520              197
Ret on Avg Assets Bef Ext Item             0.65              1.27             0.74             1.13
Return on Average Equity                   7.03              9.82             4.81             6.79
Net Interest Income/Avg Assets             3.40              3.80             3.47             3.64
Noninterest Income/Avg Assets              0.40              0.55             0.43             0.31
Noninterest Expense/Avg Assets             2.40              2.26             2.70             1.96
Yield/Cost Spread                          3.23              3.47             2.94             3.05

LIQUIDITY:
Int Earn Assets/Int Bear Liab            108.61            115.61           118.25           117.67
Brokered Deposits/Tot Deposits              -                 -                -                -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO              0.09              0.22             0.59             0.47
Nonaccrual Loans/Gross Loans               0.05               -               0.38             0.18
Nonaccrual Lns/Ln Loss Reserve             2.06               -              19.73             9.36
Repos Assets/Tot Assets                     -                 -                -               0.05
Net Chrg-Off/Av Adj Lns                   (0.03)             0.33             0.02             0.11
Nonmtg 1-4 Constr&Conv Lns/TA              5.96              2.47             2.85             2.80

Source: TAFS, published by Sheshunoff     8

FERGUSON & COMPANY                 Exhibit IV
------------------

NEOSHO S&LA, FA
NEOSHO, MO
TICKER NSLB                                              FINANCIAL HIGHLIGHTS
-----------

                                           1994             1995             1996           YTD 3/97
                                                                   ($000's)
BALANCE SHEET:
Total Assets                             49,738            53,156            56,645           56,507
% Change in Assets                        (4.49)             6.87              6.56            (0.24)
Total Loans                              25,095            28,013            31,762           32,145
Deposits                                 43,274            41,964            44,062           43,630
Broker Originated Deposits                  -                 -                 -                -

CAPITAL:
Equity Capital                            6,018             9,947             8,339            8,475
Tangible Capital                          6,018             9,947             8,339            8,475
Core Capital                              6,018             9,947             8,339            8,475
Risk-Based Capital                        6,036             9,945             8,381            8,518
Equity Capital/Total Assets               12.10             18.71             14.72            15.00
Core Capital/Risk Based Assets            34.70             51.58             38.31            35.21
Core Capital/Adj Tang Assets              12.10             18.71             14.72            15.00
Tangible Cap/Tangible Assets              12.10             18.71             14.72            15.00
Risk-Based Cap/Risk-Wt Assets             34.81             51.57             38.50            35.39

PROFITABILITY:
Net Income(Loss)                            471               471               186               93
Ret on Avg Assets Bef Ext Item             0.93              0.92              0.33             0.66
Return on Average Equity                   8.16              5.90              1.97             4.42
Net Interest Income/Avg Assets             3.04              3.06              2.80             2.90
Noninterest Income/Avg Assets              0.59              0.54              0.43             0.36
Noninterest Expense/Avg Assets             2.17              2.32              2.79             2.24
Yield/Cost Spread                          2.94              2.70              2.32             2.49

LIQUIDITY:
Int Earn Assets/Int Bear Liab               110               120               114              115
Brokered Deposits/Tot Deposits              -                 -                 -                -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO              0.04              0.12              0.14              -
Nonaccrual Loans/Gross Loans                -                0.12              0.14              -
Nonaccrual Lns/Ln Loss Reserve              -               89.74            107.14              -
Repos Assets/Tot Assets                     -                 -                 -                -
Net Chrg-Off/Av Adj Lns                     -               (0.02)              -                -
Nonmtg 1-4 Constr&Conv Lns/TA              0.42              0.33              0.20             1.03

Source: TAFS, published by Sheshunoff   9

FERGUSON & COMPANY                 Exhibit IV
------------------

STATE FS&LA OF DES MOINES
DES MOINES, IA
TICKER SFFC                                             FINANCIAL HIGHLIGHTS
-----------

                                           1994             1995             1996         YTD 3/97
                                                                  ($000's)
BALANCE SHEET:
Total Assets                             64,977           71,246           79,668           81,709
% Change in Assets                         0.12             9.65            11.82             2.56
Total Loans                              54,307           60,444           67,706           67,318
Deposits                                 46,043           46,201           49,422           51,482
Broker Originated Deposits                  -                396            1,584            1,683

CAPITAL:
Equity Capital                           10,101           10,067            9,883           10,144
Tangible Capital                          9,641            9,537            9,489            9,079
Core Capital                              9,641            9,537            9,489            9,079
Risk-Based Capital                        9,845            9,765            9,741            9,333
Equity Capital/Total Assets               15.55            14.13            12.41            12.41
Core Capital/Risk Based Assets            27.98            24.47            20.28            18.92
Core Capital/Adj Tang Assets              15.14            13.63            12.08            11.27
Tangible Cap/Tangible Assets              15.14            13.63            12.08            11.27
Risk-Based Cap/Risk-Wt Assets             28.57            25.05            20.82            19.45

PROFITABILITY:
Net Income(Loss)                            803              729              709              234
Ret on Avg Assets Bef Ext Item             1.24             1.07             0.95             1.16
Return on Average Equity                   9.56             7.23             6.85             9.35
Net Interest Income/Avg Assets             3.83             3.46             3.32             3.14
Noninterest Income/Avg Assets              0.28             0.35             0.44             0.39
Noninterest Expense/Avg Assets             2.05             2.02             2.27             1.62
Yield/Cost Spread                          3.51             2.90             2.91             2.85

LIQUIDITY:
Int Earn Assets/Int Bear Liab            117.65           114.08           109.89           109.26
Brokered Deposits/Tot Deposits              -               0.86             3.21             3.27

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO              0.22             0.64             2.27             2.39
Nonaccrual Loans/Gross Loans               0.21              -               0.95             0.89
Nonaccrual Lns/Ln Loss Reserve            57.84              -             260.71           233.86
Repos Assets/Tot Assets                     -                -                -                -
Net Chrg-Off/Av Adj Lns                    0.07              -                -               0.02
Nonmtg 1-4 Constr&Conv Lns/TA             28.11            27.78            27.96            26.17

Source: TAFS, published by Sheshunoff   10

FERGUSON & COMPANY                 Exhibit IV
------------------

SOBIESKI FS&LA
SOUTH BEND, IN
TICKER SOBI                                               FINANCIAL HIGHLIGHTS
-----------

                                           1994              1995             1996         YTD 3/97
                                                                   ($000's)
BALANCE SHEET:
Total Assets                             70,694            72,595           75,773           76,285
% Change in Assets                        (4.11)             2.69             4.38             0.68
Total Loans                              49,594            45,893           52,234           55,213
Deposits                                 64,309            61,399           59,714           59,045
Broker Originated Deposits                  -                 -                -                -

CAPITAL:
Equity Capital                            5,917            10,002            9,321            8,803
Tangible Capital                          5,917             9,964            9,331            8,814
Core Capital                              5,917             9,964            9,331            8,814
Risk-Based Capital                        6,117            10,164            9,531            9,014
Equity Capital/Total Assets                8.37             13.78            12.30            11.54
Core Capital/Risk Based Assets            19.89             35.15            29.37            27.61
Core Capital/Adj Tang Assets               8.37             13.73            12.31            11.55
Tangible Cap/Tangible Assets               8.37             13.73            12.31            11.55
Risk-Based Cap/Risk-Wt Assets             20.56             35.86            30.00            28.24

PROFITABILITY:
Net Income(Loss)                            686               363               74              106
Ret on Avg Assets Bef Ext Item             0.95              0.57             0.10             0.56
Return on Average Equity                  12.25              5.09             0.76             4.68
Net Interest Income/Avg Assets             3.53              3.02             2.92             3.04
Noninterest Income/Avg Assets              0.22              0.23             0.37             0.27
Noninterest Expense/Avg Assets             2.20              2.40             3.08             2.41
Yield/Cost Spread                          3.45              2.84             2.69             2.88

LIQUIDITY:
Int Earn Assets/Int Bear Liab            105.04            109.97           107.58           108.24
Brokered Deposits/Tot Deposits              -                 -                -                -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO              0.30              0.17             0.38             0.37
Nonaccrual Loans/Gross Loans                -                 -                -                -
Nonaccrual Lns/Ln Loss Reserve              -                 -                -                -
Repos Assets/Tot Assets                     -                 -                -                -
Net Chrg-Off/Av Adj Lns                     -                 -                -                -
Nonmtg 1-4 Constr&Conv Lns/TA              0.50              3.57             4.53             4.85

Source: TAFS, published by Sheshunoff    11

FERGUSON & COMPANY                 Exhibit IV
------------------

PEOPLES-THRIFT SVGS BK
NORRISTOWN, PA
TICKER USAB                                              FINANCIAL HIGHLIGHTS
-----------

                                          1994              1995              1996         YTD 3/97
                                                                   ($000's)
BALANCE SHEET:
Total Assets                            19,141            25,261            38,033           38,988
% Change in Assets                       (6.35)            31.97             50.56             2.51
Securities-Book Value                   15,100            10,058            16,448           19,350
Securities-Fair Value                   13,992            10,139            16,452           19,273
Total Loans & Leases                     3,248             7,057            16,711           18,150
Total Deposits                          17,051            20,943            27,974           30,960
Loan/Deposit Ratio                       19.05             33.70             59.74            58.62
Provision for Loan Losses                  (16)                1               125               25

CAPITAL:
Equity Capital                           1,507             4,076             4,785            4,675
Total Qualifying Capital(Est)            1,516             4,136             4,776            4,769
Equity Capital/Average Assets             7.62             18.36             16.16            12.15
Tot Qual Cap/Rk Bsd Asts(Est)            29.48             49.61             26.12            24.26
Tier 1 Cap/Rsk Bsed Asts(Est)            29.30             48.89             25.11            23.21
T1 Cap/Avg Assets(Lev Est)                7.91             16.01             13.33            11.90
Dividends Declared/Net Income            (0.00)            (0.00)             --               --

PROFITABILITY:
Net Income(Loss)                           (44)             (108)              297               86
Return on Average Assets                 (0.22)            (0.49)             1.00             0.89
Return on Average Equity Cap             (2.92)            (3.87)             6.59             7.27
Net Interest Margin                       2.33              2.00              5.98             5.06
Net Int Income/Avg Assets                 2.30              1.98              5.83             4.94
Noninterest Income/Avg Assets             0.06              0.03              0.17             0.15
Noninterest Exp/Avg Assets                2.63              2.50              4.65             3.68

ASSET QUALITY:
NPL+Frcl RE/Lns+Frcl RE                   --                --                2.18             1.34
NPA's/Equity + LLR                        --                --                7.35             5.00
LLR/Nonperf & Restrcd Lns                 --                --               49.86            84.84
Foreclosed RE/Total Assets                --                --                --               --
90+ Day Del Loans/Total Loans             --                --                0.28             --
Loan Loss Reserves/Total Lns              0.28              0.85              1.09             1.14
Net Charge-Offs/Average Loans             --                --                0.02             --
Dom Risk R/E Lns/Tot Dom Lns              --                3.54             23.74            27.17

LIQUIDITY:
Brokered Dep/Total Dom Deps               --                --                --               --
$100M+ Time Dep/Total Dom Dep             5.06              8.48              8.98             9.17
Int Earn Assets/Int Bear Liab           107.04            118.07            113.59           113.34
Pledged Sec/Total Sec                     --                --                --               --
Fair Value Sec/Amort Cost Sec            92.66            100.81            100.22            99.50

Source: BankSource, published by Sheshunoff

                                    EXHIBIT V

FERGUSON & COMPANY
------------------
                  Exhibit V - Selected Publicly Held Thrifts



                                                                                  Deposit                              Current
                                                                                  Insurance                              Stock
                                                                                  Agency                                 Price
Ticker    Short Name                       City                 State   Region    (BIF/SAIF)    Exchange    IPO Date       ($)
AADV      Advantage Bancorp Inc.           Kenosha              WI      MW        SAIF          NASDAQ      03/23/92    44.750
ABBK      Abington Bancorp Inc.            Abington             MA      NE        BIF           NASDAQ      06/10/86    30.500
ABCL      Alliance Bancorp Inc.            Hinsdale             IL      MW        SAIF          NASDAQ      07/07/92    31.125
ABCW      Anchor BanCorp Wisconsin         Madison              WI      MW        SAIF          NASDAQ      07/16/92    26.750
AFCB      Affiliated Community Bancorp     Waltham              MA      NE        SAIF          NASDAQ      10/19/95    26.250
AHM       Ahmanson & Company (H.F.)        Irwindale            CA      WE        SAIF          NYSE        10/25/72    51.938
ALBC      Albion Banc Corp.                Albion               NY      MA        SAIF          NASDAQ      07/26/93    23.250
ALBK      ALBANK Financial Corp.           Albany               NY      MA        SAIF          NASDAQ      04/01/92    39.000
AMFC      AMB Financial Corp.              Munster              IN      MW        SAIF          NASDAQ      04/01/96    14.500
ANDB      Andover Bancorp Inc.             Andover              MA      NE        BIF           NASDAQ      05/08/86    30.875
ASBI      Ameriana Bancorp                 New Castle           IN      MW        SAIF          NASDAQ      03/02/87    20.875
ASBP      ASB Financial Corp.              Portsmouth           OH      MW        SAIF          NASDAQ      05/11/95    13.125
ASFC      Astoria Financial Corp.          Lake Success         NY      MA        SAIF          NASDAQ      11/18/93    48.000
BANC      BankAtlantic Bancorp Inc.        Fort Lauderdale      FL      SE        SAIF          NASDAQ      11/29/83    12.750
BDJI      First Federal Bancorporation     Bemidji              MN      MW        SAIF          NASDAQ      04/04/95    21.000
BFD       BostonFed Bancorp Inc.           Burlington           MA      NE        SAIF          AMSE        10/24/95    19.000
BFSB      Bedford Bancshares Inc.          Bedford              VA      SE        SAIF          NASDAQ      08/22/94    24.125
BKC       American Bank of Connecticut     Waterbury            CT      NE        BIF           AMSE        12/01/81    37.750
BKCT      Bancorp Connecticut Inc.         Southington          CT      NE        BIF           NASDAQ      07/03/86    31.500
BKUNA     BankUnited Financial Corp.       Coral Gables         FL      SE        SAIF          NASDAQ      12/11/85    12.125
BVCC      Bay View Capital Corp.           San Mateo            CA      WE        SAIF          NASDAQ      05/09/86    25.938
CAFI      Camco Financial Corp.            Cambridge            OH      MW        SAIF          NASDAQ            NA    18.250
CAPS      Capital Savings Bancorp Inc.     Jefferson City       MO      MW        SAIF          NASDAQ      12/29/93    15.625
CASB      Cascade Financial Corp.          Everett              WA      WE        SAIF          NASDAQ      09/16/92    13.250
CASH      First Midwest Financial Inc.     Storm Lake           IA      MW        SAIF          NASDAQ      09/20/93    18.000
CATB      Catskill Financial Corp.         Catskill             NY      MA        BIF           NASDAQ      04/18/96    16.375
CBCI      Calumet Bancorp Inc.             Dolton               IL      MW        SAIF          NASDAQ      02/20/92    43.000
CBSA      Coastal Bancorp Inc.             Houston              TX      SW        SAIF          NASDAQ            NA    29.500
CBSB      Charter Financial Inc.           Sparta               IL      MW        SAIF          NASDAQ      12/29/95    20.375
CEBK      Central Co-operative Bank        Somerville           MA      NE        BIF           NASDAQ      10/24/86    19.750
CFB       Commercial Federal Corp.         Omaha                NE      MW        SAIF          NYSE        12/31/84    44.000
CFFC      Community Financial Corp.        Staunton             VA      SE        SAIF          NASDAQ      03/30/88    21.750
CFSB      CFSB Bancorp Inc.                Lansing              MI      MW        SAIF          NASDAQ      06/22/90    26.500
CFTP      Community Federal Bancorp        Tupelo               MS      SE        SAIF          NASDAQ      03/26/96    17.375
CFX       CFX Corp.                        Keene                NH      NE        BIF           AMSE        02/12/87    20.563
CIBI      Community Investors Bancorp      Bucyrus              OH      MW        SAIF          NASDAQ      02/07/95    15.500
CKFB      CKF Bancorp Inc.                 Danville             KY      MW        SAIF          NASDAQ      01/04/95    19.000
CLAS      Classic Bancshares Inc.          Ashland              KY      MW        SAIF          NASDAQ      12/29/95    14.125
CMRN      Cameron Financial Corp           Cameron              MO      MW        SAIF          NASDAQ      04/03/95    17.375
CMSB      Commonwealth Bancorp Inc.        Norristown           PA      MA        SAIF          NASDAQ      06/17/96    16.875
CNIT      CENIT Bancorp Inc.               Norfolk              VA      SE        SAIF          NASDAQ      08/06/92    50.500
COFI      Charter One Financial            Cleveland            OH      MW        SAIF          NASDAQ      01/22/88    55.313
CRZY      Crazy Woman Creek Bancorp        Buffalo              WY      WE        SAIF          NASDAQ      03/29/96    14.625
CSA       Coast Savings Financial          Los Angeles          CA      WE        SAIF          NYSE        12/23/85    46.750
CTZN      CitFed Bancorp Inc.              Dayton               OH      MW        SAIF          NASDAQ      01/23/92    46.750
CVAL      Chester Valley Bancorp Inc.      Downingtown          PA      MA        SAIF          NASDAQ      03/27/87    21.000
DIBK      Dime Financial Corp.             Wallingford          CT      NE        BIF           NASDAQ      07/09/86    29.750
DIME      Dime Community Bancorp Inc.      Brooklyn             NY      MA        BIF           NASDAQ      06/26/96    19.250
DME       Dime Bancorp Inc.                New York             NY      MA        BIF           NYSE        08/19/86    19.500
DNFC      D & N Financial Corp.            Hancock              MI      MW        SAIF          NASDAQ      02/13/85    19.250

Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------
                  Exhibit V - Selected Publicly Held Thrifts


                                                                                  Deposit                             Current
                                                                                  Insurance                             Stock
                                                                                  Agency                                Price
Ticker    Short Name                       City                 State   Region    (BIF/SAIF)    Exchange   IPO Date       ($)
DSL       Downey Financial Corp.           Newport Beach        CA      WE        SAIF          NYSE       01/01/71    22.250
EBSI      Eagle Bancshares                 Tucker               GA      SE        SAIF          NASDAQ     04/01/86    16.500
EFBI      Enterprise Federal Bancorp       West Chester         OH      MW        SAIF          NASDAQ     10/17/94    20.000
EGFC      Eagle Financial Corp.            Bristol              CT      NE        SAIF          NASDAQ     02/03/87    36.250
EIRE      Emerald Isle Bancorp Inc.        Quincy               MA      NE        BIF           NASDAQ     09/08/86    21.750
EMLD      Emerald Financial Corp.          Strongsville         OH      MW        SAIF          NASDAQ           NA    14.500
EQSB      Equitable Federal Savings Bank   Wheaton              MD      MA        SAIF          NASDAQ     09/10/93    37.938
ESBK      Elmira Savings Bank (The)        Elmira               NY      MA        BIF           NASDAQ     03/01/85    23.750
FBBC      First Bell Bancorp Inc.          Pittsburgh           PA      MA        SAIF          NASDAQ     06/29/95    15.875
FBCI      Fidelity Bancorp Inc.            Chicago              IL      MW        SAIF          NASDAQ     12/15/93    21.250
FBHC      Fort Bend Holding Corp.          Rosenberg            TX      SW        SAIF          NASDAQ     06/30/93    34.250
FBSI      First Bancshares Inc.            Mountain Grove       MO      MW        SAIF          NASDAQ     12/22/93    24.250
FCBF      FCB Financial Corp.              Neenah               WI      MW        SAIF          NASDAQ     09/24/93    27.500
FCME      First Coastal Corp.              Westbrook            ME      NE        BIF           NASDAQ           NA    10.875
FED       FirstFed Financial Corp.         Santa Monica         CA      WE        SAIF          NYSE       12/16/83    34.125
FESX      First Essex Bancorp Inc.         Andover              MA      NE        BIF           NASDAQ     08/04/87    17.000
FFBA      First Colorado Bancorp Inc.      Lakewood             CO      SW        SAIF          NASDAQ     01/02/96    18.875
FFBH      First Federal Bancshares of AR   Harrison             AR      SE        SAIF          NASDAQ     05/03/96    21.000
FFBI      First Financial Bancorp Inc.     Belvidere            IL      MW        SAIF          NASDAQ     10/04/93    18.875
FFBS      FFBS BanCorp Inc.                Columbus             MS      SE        SAIF          NASDAQ     07/01/93    23.000
FFBZ      First Federal Bancorp Inc.       Zanesville           OH      MW        SAIF          NASDAQ     07/13/92    18.500
FFCH      First Financial Holdings Inc.    Charleston           SC      SE        SAIF          NASDAQ     11/10/83    33.000
FFDB      FirstFed Bancorp Inc.            Bessemer             AL      SE        SAIF          NASDAQ     11/19/91    16.531
FFES      First Federal of East Hartford   East Hartford        CT      NE        SAIF          NASDAQ     06/23/87    33.000
FFFC      FFVA Financial Corp.             Lynchburg            VA      SE        SAIF          NASDAQ     10/12/94    29.313
FFFD      North Central Bancshares Inc.    Fort Dodge           IA      MW        SAIF          NASDAQ     03/21/96    16.813
FFHH      FSF Financial Corp.              Hutchinson           MN      MW        SAIF          NASDAQ     10/07/94    17.750
FFHS      First Franklin Corporation       Cincinnati           OH      MW        SAIF          NASDAQ     01/26/88    19.750
FFIC      Flushing Financial Corp.         Flushing             NY      MA        BIF           NASDAQ     11/21/95    20.250
FFKY      First Federal Financial Corp.    Elizabethtown        KY      MW        SAIF          NASDAQ     07/15/87    22.500
FFLC      FFLC Bancorp Inc.                Leesburg             FL      SE        SAIF          NASDAQ     01/04/94    32.000
FFOH      Fidelity Financial of Ohio       Cincinnati           OH      MW        SAIF          NASDAQ     03/04/96    15.438
FFSL      First Independence Corp.         Independence         KS      MW        SAIF          NASDAQ     10/08/93    13.000
FFWC      FFW Corp.                        Wabash               IN      MW        SAIF          NASDAQ     04/05/93    28.000
FFWD      Wood Bancorp Inc.                Bowling Green        OH      MW        SAIF          NASDAQ     08/31/93    16.625
FFYF      FFY Financial Corp.              Youngstown           OH      MW        SAIF          NASDAQ     06/28/93    27.625
FGHC      First Georgia Holding Inc.       Brunswick            GA      SE        SAIF          NASDAQ     02/11/87     7.750
FIBC      Financial Bancorp Inc.           Long Island City     NY      MA        SAIF          NASDAQ     08/17/94    20.000
FKFS      First Keystone Financial         Media                PA      MA        SAIF          NASDAQ     01/26/95    28.500
FLFC      First Liberty Financial Corp.    Macon                GA      SE        SAIF          NASDAQ     12/06/83    22.500
FMCO      FMS Financial Corporation        Burlington           NJ      MA        SAIF          NASDAQ     12/14/88    25.250
FMSB      First Mutual Savings Bank        Bellevue             WA      WE        BIF           NASDAQ     12/17/85    21.000
FNGB      First Northern Capital Corp.     Green Bay            WI      MW        SAIF          NASDAQ     12/29/83    13.750
FOBC      Fed One Bancorp                  Wheeling             WV      SE        SAIF          NASDAQ     01/19/95    20.000
FRC       First Republic Bancorp           San Francisco        CA      WE        BIF           NYSE             NA    23.375
FSBI      Fidelity Bancorp Inc.            Pittsburgh           PA      MA        SAIF          NASDAQ     06/24/88    21.250
FSPG      First Home Bancorp Inc.          Pennsville           NJ      MA        SAIF          NASDAQ     04/20/87    20.125
FSTC      First Citizens Corp.             Newnan               GA      SE        SAIF          NASDAQ     03/01/86    32.000
FTF       Texarkana First Financial Corp   Texarkana            AR      SE        SAIF          AMSE       07/07/95    22.250
FTFC      First Federal Capital Corp.      La Crosse            WI      MW        SAIF          NASDAQ     11/02/89    24.500

Source: SNL & F&C calculations

FERGUSON & COMPANY         Exhibit V - Selected Publicly Held Thrifts
------------------

                                                                                  Deposit                               Current
                                                                                  Insurance                               Stock
                                                                                  Agency                                  Price
Ticker    Short Name                       City                 State   Region    (BIF/SAIF)    Exchange   IPO Date         ($)

FTSB      Fort Thomas Financial Corp.      Fort Thomas          KY      MW        SAIF          NASDAQ      06/28/95    12.000
FWWB      First SB of Washington Bancorp   Walla Walla          WA      WE        SAIF          NASDAQ      11/01/95    24.625
GAF       GA Financial Inc.                Pittsburgh           PA      MA        SAIF          AMSE        03/26/96    18.625
GBCI      Glacier Bancorp Inc.             Kalispell            MT      WE        SAIF          NASDAQ      03/30/84    18.875
GDW       Golden West Financial            Oakland              CA      WE        SAIF          NYSE        05/29/59    84.063
GFCO      Glenway Financial Corp.          Cincinnati           OH      MW        SAIF          NASDAQ      11/30/90    25.000
GFSB      GFS Bancorp Inc.                 Grinnell             IA      MW        SAIF          NASDAQ      01/06/94    14.250
GPT       GreenPoint Financial Corp.       New York             NY      MA        BIF           NYSE        01/28/94    62.563
GSB       Golden State Bancorp Inc.        Glendale             CA      WE        SAIF          NYSE        10/01/83    29.125
GSBC      Great Southern Bancorp Inc.      Springfield          MO      MW        SAIF          NASDAQ      12/14/89    17.000
GTFN      Great Financial Corporation      Louisville           KY      MW        SAIF          NASDAQ      03/31/94    34.250
GUPB      GFSB Bancorp Inc.                Gallup               NM      SW        SAIF          NASDAQ      06/30/95    18.750
HALL      Hallmark Capital Corp.           West Allis           WI      MW        SAIF          NASDAQ      01/03/94    22.250
HARB      Harbor Florida Bancorp (MHC)     Fort Pierce          FL      SE        SAIF          NASDAQ      01/06/94    54.500
HARL      Harleysville Savings Bank        Harleysville         PA      MA        SAIF          NASDAQ      08/04/87    26.000
HAVN      Haven Bancorp Inc.               Woodhaven            NY      MA        SAIF          NASDAQ      09/23/93    38.875
HBFW      Home Bancorp                     Fort Wayne           IN      MW        SAIF          NASDAQ      03/30/95    22.000
HBNK      Highland Federal Bank FSB        Burbank              CA      WE        SAIF          NASDAQ            NA    30.250
HBS       Haywood Bancshares Inc.          Waynesville          NC      SE        BIF           AMSE        12/18/87    19.000
HFFB      Harrodsburg First Fin Bancorp    Harrodsburg          KY      MW        SAIF          NASDAQ      10/04/95    15.250
HFFC      HF Financial Corp.               Sioux Falls          SD      MW        SAIF          NASDAQ      04/08/92    22.000
HFGI      Harrington Financial Group       Richmond             IN      MW        SAIF          NASDAQ            NA    12.000
HFSA      Hardin Bancorp Inc.              Hardin               MO      MW        SAIF          NASDAQ      09/29/95    16.875
HHFC      Harvest Home Financial Corp.     Cheviot              OH      MW        SAIF          NASDAQ      10/10/94    11.750
HIFS      Hingham Instit. for Savings      Hingham              MA      NE        BIF           NASDAQ      12/20/88    24.250
HMCI      HomeCorp Inc.                    Rockford             IL      MW        SAIF          NASDAQ      06/22/90    16.250
HMNF      HMN Financial Inc.               Spring Valley        MN      MW        SAIF          NASDAQ      06/30/94    25.250
HOMF      Home Federal Bancorp             Seymour              IN      MW        SAIF          NASDAQ      01/23/88    30.000
HPBC      Home Port Bancorp Inc.           Nantucket            MA      NE        BIF           NASDAQ      08/25/88    22.250
HRBF      Harbor Federal Bancorp Inc.      Baltimore            MD      MA        SAIF          NASDAQ      08/12/94    19.000
HRZB      Horizon Financial Corp.          Bellingham           WA      WE        BIF           NASDAQ      08/01/86    15.250
HZFS      Horizon Financial Svcs Corp.     Oskaloosa            IA      MW        SAIF          NASDAQ      06/30/94    18.875
IFSB      Independence Federal Svgs Bank   Washington           DC      MA        SAIF          NASDAQ      06/06/85    13.000
INBI      Industrial Bancorp               Bellevue             OH      MW        SAIF          NASDAQ      08/01/95    15.250
IPSW      Ipswich Savings Bank             Ipswich              MA      NE        BIF           NASDAQ      05/26/93    13.000
ISBF      ISB Financial Corporation        New Iberia           LA      SW        SAIF          NASDAQ      04/07/95    25.000
ITLA      ITLA Capital Corp.               La Jolla             CA      WE        BIF           NASDAQ      10/24/95    17.750
IWBK      InterWest Bancorp Inc.           Oak Harbor           WA      WE        SAIF          NASDAQ            NA    38.750
JSB       JSB Financial Inc.               Lynbrook             NY      MA        BIF           NYSE        06/27/90    46.063
JSBA      Jefferson Savings Bancorp        Ballwin              MO      MW        SAIF          NASDAQ      04/08/93    33.250
JXVL      Jacksonville Bancorp Inc.        Jacksonville         TX      SW        SAIF          NASDAQ      04/01/96    16.750
KFBI      Klamath First Bancorp            Klamath Falls        OR      WE        SAIF          NASDAQ      10/05/95    19.500
KNK       Kankakee Bancorp Inc.            Kankakee             IL      MW        SAIF          AMSE        01/06/93    29.000
KSAV      KS Bancorp Inc.                  Kenly                NC      SE        SAIF          NASDAQ      12/30/93    18.500
KSBK      KSB Bancorp Inc.                 Kingfield            ME      NE        BIF           NASDAQ      06/24/93    14.250
KYF       Kentucky First Bancorp Inc.      Cynthiana            KY      MW        SAIF          AMSE        08/29/95    12.500
LARK      Landmark Bancshares Inc.         Dodge City           KS      MW        SAIF          NASDAQ      03/28/94    24.313
LARL      Laurel Capital Group Inc.        Allison Park         PA      MA        SAIF          NASDAQ      02/20/87    22.500
LIFB      Life Bancorp Inc.                Norfolk              VA      SE        SAIF          NASDAQ      10/11/94    24.625
LISB      Long Island Bancorp Inc.         Melville             NY      MA        SAIF          NASDAQ      04/18/94    40.125

Source: SNL & F&C calculations

FERGUSON & COMPANY      Exhibit V - Selected Publicly Held Thrifts
------------------


                                                                                  Deposit                               Current
                                                                                  Insurance                               Stock
                                                                                  Agency                                  Price
Ticker    Short Name                       City                 State   Region    (BIF/SAIF)    Exchange   IPO Date         ($)

LOGN      Logansport Financial Corp.       Logansport           IN      MW        SAIF          NASDAQ      06/14/95    14.625
LONF      London Financial Corporation     London               OH      MW        SAIF          NASDAQ      04/01/96    15.000
LSBI      LSB Financial Corp.              Lafayette            IN      MW        BIF           NASDAQ      02/03/95    21.500
LSBX      Lawrence Savings Bank            North Andover        MA      NE        BIF           NASDAQ      05/02/86    11.375
LVSB      Lakeview Financial               West Paterson        NJ      MA        SAIF          NASDAQ      12/22/93    33.000
LXMO      Lexington B&L Financial Corp.    Lexington            MO      MW        SAIF          NASDAQ      06/06/96    16.000
MAFB      MAF Bancorp Inc.                 Clarendon Hills      IL      MW        SAIF          NASDAQ      01/12/90    31.000
MARN      Marion Capital Holdings          Marion               IN      MW        SAIF          NASDAQ      03/18/93    23.500
MASB      MASSBANK Corp.                   Reading              MA      NE        BIF           NASDAQ      05/28/86    52.000
MBB       MSB Bancorp Inc.                 Goshen               NY      MA        BIF           AMSE        09/03/92    23.250
MBB       MSB Bancorp, Inc.                Goshen               NY      MA        BIF           AMSE        NA          23.250
MBLF      MBLA Financial Corp.             Macon                MO      MW        SAIF          NASDAQ      06/24/93    23.750
MCBN      Mid-Coast Bancorp Inc.           Waldoboro            ME      NE        SAIF          NASDAQ      11/02/89    25.500
MDBK      Medford Savings Bank             Medford              MA      NE        BIF           NASDAQ      03/18/86    31.625
MECH      Mechanics Savings Bank           Hartford             CT      NE        BIF           NASDAQ      06/26/96    24.000
MERI      Meritrust Federal SB             Thibodaux            LA      SW        SAIF          NASDAQ      NA          41.031
METF      Metropolitan Financial Corp.     Mayfield Heights     OH      MW        SAIF          NASDAQ      NA          18.125
MFBC      MFB Corp.                        Mishawaka            IN      MW        SAIF          NASDAQ      03/25/94    23.125
MFFC      Milton Federal Financial Corp.   West Milton          OH      MW        SAIF          NASDAQ      10/07/94    13.750
MFLR      Mayflower Co-operative Bank      Middleboro           MA      NE        BIF           NASDAQ      12/23/87    19.500
MFSL      Maryland Federal Bancorp         Hyattsville          MD      MA        SAIF          NASDAQ      06/02/87    43.000
MIVI      Mississippi View Holding Co.     Little Falls         MN      MW        SAIF          NASDAQ      03/24/95    15.500
MLBC      ML Bancorp Inc.                  Villanova            PA      MA        SAIF          NASDAQ      08/11/94    20.750
MSBF      MSB Financial Inc.               Marshall             MI      MW        SAIF          NASDAQ      02/06/95    13.250
MWBI      Midwest Bancshares Inc.          Burlington           IA      MW        SAIF          NASDAQ      11/12/92    36.000
MWBX      MetroWest Bank                   Framingham           MA      NE        BIF           NASDAQ      10/10/86     6.500
MWFD      Midwest Federal Financial        Baraboo              WI      MW        SAIF          NASDAQ      07/08/92    20.750
NASB      North American Savings Bank      Grandview            MO      MW        SAIF          NASDAQ      09/27/85    49.000
NBN       Northeast Bancorp                Portland             ME      NE        BIF           AMSE        08/19/87    14.625
NEIB      Northeast Indiana Bancorp        Huntington           IN      MW        SAIF          NASDAQ      06/28/95    17.500
NHTB      New Hampshire Thrift Bncshrs     New London           NH      NE        SAIF          NASDAQ      05/22/86    18.250
NMSB      NewMil Bancorp Inc.              New Milford          CT      NE        BIF           NASDAQ      02/01/86    12.875
NSSB      Norwich Financial Corp.          Norwich              CT      NE        BIF           NASDAQ      11/14/86    29.000
NWEQ      Northwest Equity Corp.           Amery                WI      MW        SAIF          NASDAQ      10/11/94    16.750
NYB       New York Bancorp Inc.            Douglaston           NY      MA        SAIF          NYSE        01/28/88    30.750
OFCP      Ottawa Financial Corp.           Holland              MI      MW        SAIF          NASDAQ      08/19/94    25.375
OHSL      OHSL Financial Corp.             Cincinnati           OH      MW        SAIF          NASDAQ      02/10/93    23.250
PALM      Palfed Inc.                      Aiken                SC      SE        SAIF          NASDAQ      12/15/85    16.125
PAMM      PacificAmerica Money Center      Woodland Hills       CA      WE        BIF           NASDAQ      06/25/96    23.000
PBCI      Pamrapo Bancorp Inc.             Bayonne              NJ      MA        SAIF          NASDAQ      11/14/89    21.000
PBHC      Oswego City Savings Bk (MHC)     Oswego               NY      MA        BIF           NASDAQ      11/16/95    18.000
PBKB      People's Bancshares Inc.         New Bedford          MA      NE        BIF           NASDAQ      10/30/86    17.250
PCBC      Perry County Financial Corp.     Perryville           MO      MW        SAIF          NASDAQ      02/13/95    21.375
PCCI      Pacific Crest Capital            Agoura Hills         CA      WE        BIF           NASDAQ      NA          15.250
PEEK      Peekskill Financial Corp.        Peekskill            NY      MA        SAIF          NASDAQ      12/29/95    16.375
PERM      Permanent Bancorp Inc.           Evansville           IN      MW        SAIF          NASDAQ      04/04/94    22.750
PFDC      Peoples Bancorp                  Auburn               IN      MW        SAIF          NASDAQ      07/07/87    25.625
PFNC      Progress Financial Corp.         Blue Bell            PA      MA        SAIF          NASDAQ      07/18/83    15.000
PFSB      PennFed Financial Services Inc   West Orange          NJ      MA        SAIF          NASDAQ      07/15/94    29.500
PFSL      Pocahontas FS&LA (MHC)           Pocahontas           AR      SE        SAIF          NASDAQ      04/05/94    26.000

Source: SNL & F&C calculations

FERGUSON & COMPANY      Exhibit V - Selected Publicly Held Thrifts
------------------



                                                                                  Deposit                              Current
                                                                                  Insurance                              Stock
                                                                                  Agency                                 Price
Ticker    Short Name                       City                 State   Region    (BIF/SAIF)    Exchange    IPO Date       ($)
PHBK      Peoples Heritage Finl Group      Portland             ME      NE        BIF           NASDAQ      12/04/86    37.750
PHFC      Pittsburgh Home Financial Corp   Pittsburgh           PA      MA        SAIF          NASDAQ      04/01/96    18.750
PKPS      Poughkeepsie Financial Corp.     Poughkeepsie         NY      MA        SAIF          NASDAQ      11/19/85     7.281
PRBC      Prestige Bancorp Inc.            Pleasant Hills       PA      MA        SAIF          NASDAQ      06/27/96    17.125
PSBK      Progressive Bank Inc.            Fishkill             NY      MA        BIF           NASDAQ      08/01/84    33.000
PTRS      Potters Financial Corp.          East Liverpool       OH      MW        SAIF          NASDAQ      12/31/93    24.000
PULS      Pulse Bancorp                    South River          NJ      MA        SAIF          NASDAQ      09/18/86    21.250
PVFC      PVF Capital Corp.                Bedford Heights      OH      MW        SAIF          NASDAQ      12/30/92    20.250
PVSA      Parkvale Financial Corporation   Monroeville          PA      MA        SAIF          NASDAQ      07/16/87    29.625
PWBC      PennFirst Bancorp Inc.           Ellwood City         PA      MA        SAIF          NASDAQ      06/13/90    15.750
QCBC      Quaker City Bancorp Inc.         Whittier             CA      WE        SAIF          NASDAQ      12/30/93    21.250
QCFB      QCF Bancorp Inc.                 Virginia             MN      MW        SAIF          NASDAQ      04/03/95    26.000
RARB      Raritan Bancorp Inc.             Raritan              NJ      MA        BIF           NASDAQ      03/01/87    24.000
REDF      RedFed Bancorp Inc.              Redlands             CA      WE        SAIF          NASDAQ      04/08/94    17.500
RELY      Reliance Bancorp Inc.            Garden City          NY      MA        SAIF          NASDAQ      03/31/94    31.500
ROSE      TR Financial Corp.               Garden City          NY      MA        BIF           NASDAQ      06/29/93    27.000
RVSB      Riverview Savings Bank (MHC)     Camas                WA      WE        SAIF          NASDAQ      10/26/93    27.000
SFED      SFS Bancorp Inc.                 Schenectady          NY      MA        SAIF          NASDAQ      06/30/95    19.250
SFFC      StateFed Financial Corporation   Des Moines           IA      MW        SAIF          NASDAQ      01/05/94    22.000
SFIN      Statewide Financial Corp.        Jersey City          NJ      MA        SAIF          NASDAQ      10/02/95    18.750
SFSB      SuburbFed Financial Corp.        Flossmoor            IL      MW        SAIF          NASDAQ      03/04/92    27.500
SFSL      Security First Corp.             Mayfield Heights     OH      MW        SAIF          NASDAQ      01/22/88    19.250
SISB      SIS Bancorp Inc.                 Springfield          MA      NE        BIF           NASDAQ      02/08/95    29.750
SKAN      Skaneateles Bancorp Inc.         Skaneateles          NY      MA        BIF           NASDAQ      06/02/86    23.000
SMBC      Southern Missouri Bancorp Inc.   Poplar Bluff         MO      MW        SAIF          NASDAQ      04/13/94    17.000
SOPN      First Savings Bancorp Inc.       Southern Pines       NC      SE        SAIF          NASDAQ      01/06/94    20.625
SOSA      Somerset Savings Bank            Somerville           MA      NE        BIF           NASDAQ      07/09/86     3.969
SPBC      St. Paul Bancorp Inc.            Chicago              IL      MW        SAIF          NASDAQ      05/18/87    23.500
SSM       Stone Street Bancorp Inc.        Mocksville           NC      SE        SAIF          AMSE        04/01/96    21.250
STFR      St. Francis Capital Corp.        Milwaukee            WI      MW        SAIF          NASDAQ      06/21/93    34.500
STSA      Sterling Financial Corp.         Spokane              WA      WE        SAIF          NASDAQ            NA    18.625
SWBI      Southwest Bancshares             Hometown             IL      MW        SAIF          NASDAQ      06/24/92    20.250
SWCB      Sandwich Co-operative Bank       Sandwich             MA      NE        BIF           NASDAQ      07/25/86    32.375
TBK       Tolland Bank                     Tolland              CT      NE        BIF           AMSE        12/19/86    17.625
THR       Three Rivers Financial Corp.     Three Rivers         MI      MW        SAIF          AMSE        08/24/95    16.250
THRD      TF Financial Corporation         Newtown              PA      MA        SAIF          NASDAQ      07/13/94    19.625
TPNZ      Tappan Zee Financial Inc.        Tarrytown            NY      MA        SAIF          NASDAQ      10/05/95    17.250
TRIC      Tri-County Bancorp Inc.          Torrington           WY      WE        SAIF          NASDAQ      09/30/93    22.750
TSH       Teche Holding Co.                Franklin             LA      SW        SAIF          AMSE        04/19/95    18.500
TWIN      Twin City Bancorp                Bristol              TN      SE        SAIF          NASDAQ      01/04/95    20.000
UBMT      United Financial Corp.           Great Falls          MT      WE        SAIF          NASDAQ      09/23/86    23.625
VABF      Virginia Beach Fed. Financial    Virginia Beach       VA      SE        SAIF          NASDAQ      11/01/80    14.125
WAMU      Washington Mutual Inc.           Seattle              WA      WE        BIF           NASDAQ      03/11/83    63.000
WBST      Webster Financial Corp.          Waterbury            CT      NE        SAIF          NASDAQ      12/12/86    55.250
WCBI      Westco Bancorp                   Westchester          IL      MW        SAIF          NASDAQ      06/26/92    26.500
WEFC      Wells Financial Corp.            Wells                MN      MW        SAIF          NASDAQ      04/11/95    16.500
WFI       Winton Financial Corp.           Cincinnati           OH      MW        SAIF          AMSE        08/04/88    16.250
WFSL      Washington Federal Inc.          Seattle              WA      WE        SAIF          NASDAQ      11/17/82    27.313
WRNB      Warren Bancorp Inc.              Peabody              MA      NE        BIF           NASDAQ      07/09/86    17.875
WSB       Washington Savings Bank, FSB     Waldorf              MD      MA        SAIF          AMSE              NA     6.875

Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------
                  Exhibit V - Selected Publicly Held Thrifts



                                                                                  Deposit                              Current
                                                                                  Insurance                              Stock
                                                                                  Agency                                 Price
Ticker    Short Name                       City                 State   Region    (BIF/SAIF)    Exchange    IPO Date       ($)
WSFS      WSFS Financial Corporation       Wilmington           DE      MA        BIF           NASDAQ      11/26/86    15.125
WSTR      WesterFed Financial Corp.        Missoula             MT      WE        SAIF          NASDAQ      01/10/94    21.375
WVFC      WVS Financial Corp.              Pittsburgh           PA      MA        SAIF          NASDAQ      11/29/93    27.000
WWFC      Westwood Financial Corporation   Westwood             NJ      MA        SAIF          NASDAQ      06/07/96    24.250
WYNE      Wayne Bancorp Inc.               Wayne                NJ      MA        SAIF          NASDAQ      06/27/96    24.125
YFCB      Yonkers Financial Corporation    Yonkers              NY      MA        SAIF          NASDAQ      04/18/96    17.625
YFED      York Financial Corp.             York                 PA      MA        SAIF          NASDAQ      02/01/84    24.250

Maximum                                                                                                                 84.063
Minimum                                                                                                                  3.969
Average                                                                                                                 23.857
Median                                                                                                                  21.250

Source: SNL & F&C calculations

FERGUSON & COMPANY      Exhibit V - Selected Publicly Held Thrifts
------------------




                                                                                                      Tangible
          Current        Price/    Current      Current                Current       Total  Equity/    Equity/     Core     Core
           Market           LTM     Price/      Price/T     Price/    Dividend      Assets   Assets   T Assets      EPS     ROAA
            Value      Core EPS    B Value      B Value     Assets       Yield      ($000)      (%)        (%)      ($)      (%)
Ticker       ($M)           (x)        (%)          (%)        (%)         (%)         MRQ      MRQ        MRQ      LTM      LTM
AADV       144.71          17.3      154.1        164.8       14.2        0.89   1,019,510      9.2        8.7     2.58     0.89
ABBK        56.13          17.0      162.8        180.8       11.3        1.31     501,256      6.9        6.3     1.79     0.73
ABCL       166.36          17.6      133.0        134.7       11.9        2.12   1,404,263      8.9        8.8     1.77     0.76
ABCW       242.05           7.8      101.0        102.9        6.3        1.20   1,925,866      6.2        6.1     3.44     0.96
AFCB       169.83          15.4      156.7        157.7       15.6        1.83   1,090,431      9.8        9.7     1.71     1.10
AHM      5,055.43          18.5      255.2        299.5       10.6        1.69  47,532,068      5.2        4.6     2.81     0.70
ALBC         5.81          24.0       97.0         97.0        8.5        1.38      68,628      8.7        8.7     0.97     0.37
ALBK       500.53          15.1      150.9        172.6       13.9        1.85   3,602,227      9.2        8.1     2.59     1.04
AMFC        13.98          21.3       99.2         99.2       14.8        1.66      94,179     15.0       15.0     0.68     0.80
ANDB       158.96          11.6      157.7        157.7       12.7        2.20   1,250,943      8.1        8.1     2.66     1.13
ASBI        67.43          20.5      154.7        154.9       17.0        3.07     397,730     11.0       11.0     1.02     0.84
ASBP        22.59          21.9      129.3        129.3       20.1        3.05     112,264     15.6       15.6     0.60     0.85
ASFC       999.79          17.0      167.9        199.9       13.1        1.25   7,664,495      7.8        6.7     2.83     0.79
BANC       289.47          18.8      186.7        227.3       10.5        0.91   2,730,474      5.6        4.7     0.68     0.64
BDJI        14.33          19.3      119.3        119.3       13.0         -       110,589     10.9       10.9     1.09     0.63
BFD        107.35          19.6      123.6        127.9       11.6        1.47     975,922      8.8        8.5     0.97     0.66
BFSB        27.56          15.5      135.9        135.9       20.4        2.32     135,455     14.2       14.2     1.56     1.28
BKC         87.04          14.4      173.4        180.6       14.4        3.82     605,857      8.3        8.0     2.63     1.10
BKCT        79.81          16.9      181.8        181.8       18.6        3.18     428,362     10.3       10.3     1.86     1.25
BKUNA      107.54          21.3      159.8        197.2        6.0         -     1,807,192      5.6        4.9     0.57     0.58
BVCC       336.66          17.4      171.6        204.4       10.9        1.23   3,096,213      6.3        5.4     1.49     0.63
CAFI        58.66          13.6      125.2        135.7       12.0        2.71     489,833      9.6        8.9     1.34     0.89
CAPS        29.56          14.1      138.5        138.5       12.2        1.54     242,518      8.8        8.8     1.11     0.92
CASB        34.06          21.0      150.9        150.9        9.3         -       368,126      6.1        6.1     0.63     0.52
CASH        49.21          13.0      115.2        130.1       13.1        2.00     374,824     11.4       10.2     1.38     0.93
CATB        80.21          20.2      108.6        108.6       27.2        1.71     284,238     25.0       25.0     0.81     1.41
CBCI        90.76          15.3      117.9        117.9       18.3         -       496,561     15.5       15.5     2.81     1.37
CBSA       146.66          12.8      150.3        180.8        5.0        1.63   2,964,082      3.3        2.8     2.31     0.41
CBSB        84.55          19.2      148.6        168.0       21.5        1.57     393,268     14.5       13.0     1.06     1.16
CEBK        38.81          13.4      113.5        126.9       11.3        1.62     344,420      9.9        9.0     1.47     0.88
CFB        948.32          15.5      222.6        251.0       13.4        0.64   7,096,665      6.0        5.4     2.84     0.91
CFFC        27.74          12.9      115.3        115.3       15.8        2.58     175,414     13.7       13.7     1.69     1.28
CFSB       135.06          16.7      209.5        209.5       16.0        2.26     845,438      7.6        7.6     1.59     1.07
CFTP        80.42          22.9      124.5        124.5       38.5        1.73     209,035     27.5       27.5     0.76     1.61
CFX        270.27          15.1      195.5        209.0       14.5        4.28   1,859,030      7.4        7.0     1.36     0.98
CIBI        14.41          15.7      129.6        129.6       15.6        2.07      92,304     12.0       12.0     0.99     0.92
CKFB        18.05          21.1      112.0        112.0       28.9        2.63      60,812     24.0       24.0     0.90     1.33
CLAS        18.43          19.4       95.0        112.4       14.1        1.98     130,525     14.9       12.9     0.73     0.72
CMRN        45.64          17.4      101.1        101.1       21.9        1.61     208,105     21.7       21.7     1.00     1.32
CMSB       288.49          20.3      130.9        167.4       12.6        1.66   2,288,986      9.6        7.7     0.83     0.64
CNIT        83.48          16.5      162.3        176.7       11.7        1.98     709,550      7.2        6.7     3.06     0.75
COFI     2,554.68          15.2      261.5        279.4       17.5        1.81  14,564,703      6.7        6.3     3.65     1.23
CRZY        13.96          20.9       99.6         99.6       25.7        2.74      54,275     25.8       25.8     0.70     1.30
CSA        870.29          19.6      194.3        196.8        9.6         -     9,102,743      4.9        4.9     2.38     0.52
CTZN       403.85          17.8      204.8        227.4       13.0        0.77   3,097,515      6.4        5.8     2.63     0.82
CVAL        45.40          15.9      159.7        159.7       13.4        2.00     323,673      8.4        8.4     1.32     0.91
DIBK       153.29          11.0      220.0        227.5       17.5        1.35     873,878      8.0        7.7     2.71     1.88
DIME       252.04          19.6      132.0        153.3       19.2        0.94   1,315,026     14.5       12.8     0.98     1.04
DME      2,022.52          15.1      191.0        200.2       10.1        0.82  20,087,176      5.3        5.0     1.29     0.70
DNFC       157.69          13.8      177.6        179.6        9.8        1.04   1,608,837      5.6        5.5     1.40     0.81

Source: SNL & F&C calculations

FERGUSON & COMPANY    Exhibit V - Selected Publicly Held Thrifts
------------------

                                                                                                       Tangible
          Current        Price/    Current      Current                Current       Total  Equity/     Equity/     Core     Core
           Market           LTM     Price/     Price/ T     Price/    Dividend      Assets   Assets    T Assets      EPS     ROAA
            Value      Core EPS    B Value      B Value     Assets       Yield      ($000)      (%)          (%)     ($)      (%)
Ticker       ($M)           (x)        (%)          (%)        (%)         (%)         MRQ      MRQ         MRQ      LTM      LTM
DSL        594.82          15.7      145.8        147.8       10.1        1.44   5,885,670      6.9         6.8     1.42     0.73
EBSI        93.38          16.0      132.5        132.5       11.0        3.64     848,490      8.3         8.3     1.03     0.76
EFBI        40.02          19.1      126.7        126.7       15.1        5.00     264,266     12.0        12.0     1.05     0.82
EGFC       228.11          23.4      164.6        210.9       11.3        2.76   2,013,359      6.9         5.4     1.55     0.45
EIRE        48.89          13.7      162.4        162.4       11.5        1.29     425,014      7.1         7.1     1.59     0.89
EMLD        73.44          14.5      160.6        163.1       12.2        1.66     603,080      7.6         7.5     1.00     0.90
EQSB        22.85          11.5      147.1        147.1        7.4         -       308,197      5.0         5.0     3.30     0.73
ESBK        16.78          21.4      114.6        119.5        7.4        2.70     227,828      6.3         6.1     1.11     0.35
FBBC       103.36          13.8      147.3        147.3       14.5        2.52     714,366      9.8         9.8     1.15     1.23
FBCI        59.33          16.2      116.6        116.9       12.1        1.51     489,843     10.4        10.4     1.31     0.77
FBHC        28.33          23.1      147.4        158.3        8.9        1.17     318,668      6.0         5.6     1.48     0.51
FBSI        26.57          16.2      119.6        119.8       16.2        0.83     163,973     13.5        13.5     1.50     1.10
FCBF       112.01          23.1      146.3        146.3       21.3        2.91     526,203     14.6        14.6     1.19     1.06
FCME        14.78           2.5      105.1        105.1        9.7         -       152,386      9.2         9.2     4.39     4.08
FED        361.07          16.8      178.3        180.3        8.6         -     4,193,203      4.8         4.8     2.03     0.52
FESX       127.56          13.4      146.9        169.2       10.2        2.82   1,245,415      7.0         6.1     1.27     0.85
FFBA       312.64          17.2      160.1        162.3       20.7        2.33   1,510,376     12.9        12.8     1.10     1.21
FFBH       102.82          18.4      128.4        128.4       19.2        1.14     535,204     15.0        15.0     1.14     1.06
FFBI         7.84          21.2      107.1        107.1        9.3         -        84,531      8.7         8.7     0.89     0.41
FFBS        35.82          18.7      135.5        135.5       27.4        2.17     130,762     19.2        19.2     1.23     1.46
FFBZ        29.08          17.5      210.0        210.2       14.5        1.30     201,262      7.6         7.5     1.06     0.96
FFCH       209.77          15.9      205.9        205.9       12.6        2.18   1,667,178      6.1         6.1     2.08     0.84
FFDB        19.03          12.5      114.2        125.2       10.8        3.03     176,528      9.4         8.7     1.32     0.94
FFES        88.31          13.4      139.7        139.7        9.0        1.82     983,594      6.4         6.4     2.46     0.70
FFFC       132.51          19.5      168.4        172.0       23.7        1.64     558,886     13.2        12.9     1.50     1.34
FFFD        54.78          15.2      113.5        113.5       25.7        1.49     212,869     22.7        22.7     1.11     1.91
FFHH        53.83          17.8      110.7        110.7       14.2        2.82     378,233     11.4        11.4     1.00     0.84
FFHS        23.54          16.7      115.0        115.8       10.4        1.62     226,944      9.0         9.0     1.18     0.64
FFIC       161.57          20.9      121.4        121.4       18.8        1.19     860,031     15.5        15.5     0.97     0.94
FFKY        93.83          16.7      181.5        192.8       24.9        2.49     377,380     13.7        13.0     1.35     1.53
FFLC        74.16          22.1      142.1        142.1       19.2        1.50     387,097     13.5        13.5     1.45     1.01
FFOH        86.14          18.6      126.9        143.7       16.4        1.81     524,743     12.9        11.6     0.83     0.95
FFSL        12.89          18.3      112.1        112.1       11.7        1.92     110,876     10.4        10.4     0.71     0.69
FFWC        19.91          11.8      116.1        128.9       11.1        2.57     180,056      9.5         8.7     2.37     1.06
FFWD        35.22          18.9      174.6        174.6       21.5        2.41     163,918     12.3        12.3     0.88     1.26
FFYF       113.68          16.5      139.3        139.3       19.1        2.53     599,249     13.7        13.7     1.67     1.27
FGHC        23.66          21.0      184.1        200.8       15.1        0.69     156,383      8.2         7.6     0.37     0.78
FIBC        34.44          12.7      130.3        131.0       12.2        2.00     282,485      9.4         9.3     1.58     1.00
FKFS        34.99          14.0      149.3        149.3       10.9        0.70     320,797      7.3         7.3     2.04     0.78
FLFC       173.81          14.7      182.9        202.9       13.5        1.78   1,288,919      7.4         6.7     1.53     0.94
FMCO        60.28          11.4      165.7        168.7       10.9        1.11     554,925      6.6         6.5     2.22     1.02
FMSB        56.74          14.5      192.5        192.5       13.1        0.95     432,034      6.8         6.8     1.45     1.00
FNGB       121.47          12.9      168.9        168.9       19.1        2.33     637,725     11.3        11.3     1.07     0.90
FOBC        47.48          14.5      115.9        121.6       13.3        2.90     356,718     11.1        10.6     1.38     0.97
FRC        226.57          18.0      141.2        141.2       10.1         -     2,238,033      7.2         7.2     1.30     0.60
FSBI        32.93          12.7      134.2        134.2        9.1        1.69     363,302      6.8         6.8     1.67     0.83
FSPG        54.51          11.4      156.6        159.2       10.4        1.99     522,396      6.7         6.6     1.77     0.97
FSTC        58.85          11.4      177.9        228.7       17.3        1.38     338,857      9.7         7.7     2.80     1.90
FTF         39.83          13.3      148.0        148.0       23.3        2.52     171,358     15.7        15.7     1.67     1.73
FTFC       224.38          15.5      221.1        235.1       14.3        1.96   1,571,981      6.4         6.1     1.58     0.91

Source: SNL & F&C calculations

FERGUSON & COMPANY
------------------
                  Exhibit V - Selected Publicly Held Thrifts


                                                                                                        Tangible
          Current        Price/    Current      Current                Current        Total  Equity/     Equity/     Core     Core
           Market           LTM     Price/     Price/ T     Price/    Dividend       Assets   Assets    T Assets      EPS     ROAA
            Value      Core EPS    B Value      B Value     Assets       Yield       ($000)      (%)         (%)      ($)      (%)
Ticker       ($M)           (x)        (%)          (%)        (%)         (%)          MRQ      MRQ         MRQ      LTM      LTM
FTSB        17.02          24.0      115.4        115.4       18.5        2.08       96,940     16.0        16.0     0.50     0.81
FWWB       258.34          21.4      157.1        170.1       24.1        1.14    1,074,166     14.2        13.3     1.15     1.16
GAF        148.72          20.9      130.7        132.1       19.8        2.58      749,748     15.2        15.0     0.89     1.12
GBCI       128.58          15.4      232.5        238.6       22.7        2.54      567,610      9.7         9.5     1.23     1.54
GDW      4,769.61          10.5      191.5        191.5       12.2        0.52   39,095,082      6.4         6.4     7.98     1.23
GFCO        28.50          14.1      104.7        106.1        9.9        3.20      287,088      9.5         9.4     1.77     0.71
GFSB        14.08          13.8      133.7        133.7       15.3        1.83       92,063     11.5        11.5     1.03     1.21
GPT      2,709.79          19.1      182.6        324.7       21.2        1.60   13,300,046     10.3         6.1     3.27     1.03
GSB      1,466.40          20.1      186.3        209.7        9.0         -     16,218,259      6.2         5.7     1.45     0.68
GSBC       137.79          13.6      228.2        228.2       19.5        2.35      707,841      8.5         8.5     1.25     1.54
GTFN       472.80          22.7      167.9        175.3       15.5        1.75    3,046,227      9.2         8.9     1.51     0.72
GUPB        15.08          22.3      111.1        111.1       18.1        2.13       86,911     16.3        16.3     0.84     0.93
HALL        32.11          13.2      108.2        108.2        7.8         -        409,820      7.2         7.2     1.68     0.61
HARB       270.88          20.7      289.1        299.0       24.3        2.57    1,116,718      8.4         8.1     2.63     1.22
HARL        42.96          13.3      195.3        195.3       12.8        1.54      336,666      6.5         6.5     1.95     1.02
HAVN       170.40          12.3      160.6        161.2        9.6        1.54    1,781,545      6.0         5.9     3.16     0.84
HBFW        55.55          18.8      124.9        124.9       16.6        0.91      334,862     13.3        13.3     1.17     0.89
HBNK        69.58          21.8      184.6        184.6       13.8         -        504,381      7.5         7.5     1.39     0.67
HBS         23.76          15.2      113.4        117.6       15.8        2.95      150,416     13.9        13.5     1.25     1.15
HFFB        30.88          20.3       97.3         97.3       28.3        2.62      108,950     26.9        26.9     0.75     1.35
HFFC        65.55          13.8      123.7        123.7       11.7        1.91      561,664      9.4         9.4     1.60     0.89
HFGI        39.08          17.7      156.5        156.5        8.8        1.00      446,797      5.6         5.6     0.68     0.44
HFSA        14.50          19.4      107.6        107.6       13.4        2.84      108,018     12.5        12.5     0.87     0.79
HHFC        10.75          22.2      103.9        103.9       12.3        3.40       87,596     11.8        11.8     0.53     0.57
HIFS        31.61          13.0      155.3        155.3       14.5        1.98      217,586      9.4         9.4     1.86     1.22
HMCI        27.51          20.6      126.9        126.9        8.3         -        331,608      6.5         6.5     0.79     0.42
HMNF       106.35          21.4      130.0        130.0       18.8         -        566,865     14.4        14.4     1.18     0.88
HOMF       101.89          13.2      176.0        181.6       14.9        1.67      682,796      8.5         8.2     2.28     1.22
HPBC        40.98          12.9      195.4        195.4       20.6        3.60      198,748     10.6        10.6     1.72     1.68
HRBF        32.17          20.4      115.3        115.3       14.9        2.11      216,370     12.9        12.9     0.93     0.70
HRZB       113.11          14.5      139.8        139.8       21.8        2.62      518,661     15.6        15.6     1.05     1.54
HZFS         8.03          17.5       95.5         95.5        9.3        1.70       85,969      9.8         9.8     1.08     0.55
IFSB        16.65          23.6       93.6        105.9        6.4        1.69      258,460      6.9         6.1     0.55     0.27
INBI        80.47          18.8      131.1        131.1       23.2        3.15      346,596     17.7        17.7     0.81     1.27
IPSW        30.89          10.2      142.7        142.7        8.2        0.92      189,379      5.7         5.7     1.27     0.97
ISBF       172.52          22.3      142.0        166.9       18.2        1.60      947,107     12.0        10.4     1.12     0.85
ITLA       139.26          12.5      148.9        149.5       16.4         -        850,201     11.0        11.0     1.42     1.48
IWBK       311.39          16.8      250.7        256.1       17.0        1.55    1,832,582      6.8         6.6     2.31     1.10
JSB        454.82          18.2      129.6        129.6       29.6        3.04    1,531,115     22.9        22.9     2.53     1.70
JSBA       166.42          15.5      138.8        178.9       12.9        1.20    1,292,021      8.5         6.8     2.14     0.77
JXVL        41.31           7.4      123.6        123.6       18.4        2.99      226,182     14.9        14.9     2.28     1.33
KFBI       195.36          22.9      125.2        125.2       26.8        1.54      727,903     19.6        19.6     0.85     1.19
KNK         41.33          14.8      109.1        116.1       12.1        1.66      341,678     11.1        10.5     1.96     0.82
KSAV        16.38          12.0      114.1        114.2       15.4        3.24      106,121     13.5        13.5     1.54     1.24
KSBK        17.64          11.2      168.4        178.1       12.1        0.56      145,888      7.2         6.8     1.27     1.08
KYF         16.49          16.0      112.0        112.0       18.5        4.00       88,959     16.6        16.6     0.78     1.13
LARK        41.59          19.0      132.2        132.2       18.2        1.65      228,100     13.8        13.8     1.28     1.04
LARL        32.46          12.0      152.7        152.7       15.3        2.31      211,987     10.0        10.0     1.87     1.43
LIFB       242.48          18.7      154.5        159.1       16.3        1.95    1,488,257     10.6        10.3     1.32     0.86
LISB       961.73          23.7      181.0        182.8       16.3        1.50    5,908,737      9.0         8.9     1.69     0.72

Source: SNL & F&C calculations

FERGUSON & COMPANY      Exhibit V - Selected Publicly Held Thrifts
------------------

                                                                                                       Tangible
         Current        Price/     Current      Current               Current        Total  Equity/     Equity/     Core     Core
          Market           LTM      Price/     Price/ T     Price/   Dividend       Assets   Assets    T Assets      EPS     ROAA
           Value      Core EPS     B Value      B Value     Assets      Yield       ($000)      (%)         (%)      ($)      (%)
Ticker      ($M)           (x)         (%)          (%)        (%)        (%)          MRQ      MRQ         MRQ      LTM      LTM
LOGN        18.43          15.6      115.5        115.5       22.2        2.74      83,152     19.2        19.2     0.94     1.51
LONF         7.65          19.5      102.7        102.7       20.2        1.60      38,240     19.7        19.7     0.77     0.99
LSBI        19.70          15.1      108.6        108.6       10.3        1.58     194,117      8.9         8.9     1.42     0.68
LSBX        48.72           8.4      152.7        152.7       13.3         -       366,318      8.7         8.7     1.36     1.73
LVSB        74.83          18.9      165.8        207.3       15.8        0.76     481,646      9.5         7.8     1.75     0.95
LXMO        18.22          21.1      108.6        108.6       30.8        1.88      59,236     28.3        28.3     0.76     1.32
MAFB       477.39          13.6      184.6        211.3       14.4        0.90   3,321,464      7.8         6.9     2.28     1.16
MARN        41.55          15.2      106.4        106.4       24.0        3.75     173,304     22.5        22.5     1.55     1.67
MASB       139.66          15.3      144.8        144.8       15.4        2.46     905,417     10.6        10.6     3.39     1.04
MBB         66.13          21.7      109.9        224.0        8.1        2.58     813,902      8.9         5.4     1.07     0.51
MBB         66.13          21.7      109.9        224.0        8.1        2.58     813,902      8.9         5.4     1.07     0.51
MBLF        30.84          17.9      108.1        108.1       13.1        1.68     234,824     12.2        12.2     1.33     0.85
MCBN         5.93          15.3      115.4        115.4        9.9        2.04      59,739      8.6         8.6     1.67     0.67
MDBK       143.61          14.4      148.9        159.8       13.4        2.28   1,072,557      9.0         8.4     2.19     1.01
MECH       126.96           8.5      150.7        150.7       15.4         -       823,575     10.2        10.2     2.82     1.95
MERI        31.77          14.0      169.5        169.5       13.9        1.71     228,485      8.2         8.2     2.94     1.05
METF        63.90          15.0      196.6        217.3        7.8         -       821,280      4.0         3.6     1.21     0.54
MFBC        39.09          21.2      115.3        115.3       15.8        1.38     248,241     13.7        13.7     1.09     0.86
MFFC        31.69          24.6      112.2        112.2       15.9        4.36     199,886     13.1        13.1     0.56     0.69
MFLR        17.36          15.7      142.7        145.1       13.8        3.49     125,671      9.7         9.5     1.24     0.92
MFSL       138.03          13.6      142.3        144.1       11.9        1.86   1,157,445      8.4         8.3     3.17     0.89
MIVI        12.69          17.8       96.3         96.3       18.2        1.03      69,775     18.9        18.9     0.87     1.03
MLBC       219.25          18.4      151.7        154.4       10.6        1.93   2,071,285      7.0         6.9     1.13     0.68
MSBF        16.54          16.4      130.3        130.3       22.2        2.11      74,698     17.0        17.0     0.81     1.46
MWBI        12.25          12.8      123.9        123.9        8.6        1.67     146,542      6.9         6.9     2.81     0.75
MWBX        90.69          12.8      215.2        215.2       16.0        1.85     566,517      7.5         7.5     0.51     1.37
MWFD        33.77          16.7      185.1        192.0       16.3        1.64     207,050      8.8         8.5     1.24     1.09
NASB       109.58          12.8      193.1        199.8       14.8        1.63     736,585      7.7         7.4     3.82     1.20
NBN         18.90          22.2      108.4        125.4        7.5        2.19     247,525      7.8         6.9     0.66     0.50
NEIB        30.85          15.1      115.2        115.2       17.5        1.83     176,309     15.2        15.2     1.16     1.21
NHTB        37.68          22.0      154.9        182.0       11.9        2.74     315,280      7.7         6.6     0.83     0.61
NMSB        49.36          22.2      155.7        155.7       15.3        1.86     323,061      9.8         9.8     0.58     0.80
NSSB       156.98          22.3      197.3        218.5       22.0        1.93     712,699     11.2        10.2     1.30     1.05
NWEQ        14.05          15.7      117.7        117.7       14.5        3.10      96,891     11.5        11.5     1.07     0.98
NYB        663.93          15.9      397.8        397.8       20.2        1.95   3,283,653      5.1         5.1     1.93     1.45
OFCP       124.67          19.8      165.7        206.5       14.5        1.58     861,334      8.7         7.1     1.28     0.76
OHSL        27.81          15.6      109.6        109.6       12.1        3.79     230,035     11.0        11.0     1.49     0.85
PALM        85.21          21.8      155.5        155.5       12.8        0.74     664,863      8.2         8.2     0.74     0.60
PAMM        87.39           5.9      148.9        148.9       32.1         -       136,110     21.6        21.6     3.89     9.57
PBCI        59.70          14.4      126.4        127.4       16.1        4.76     370,987     12.7        12.7     1.46     1.24
PBHC        34.50          21.7      154.1        185.2       18.1        1.56     190,899     11.7        10.0     0.83     0.80
PBKB        56.02          21.6      185.3        192.5       10.6        2.55     585,678      5.7         5.5     0.80     0.53
PCBC        17.70          15.8      113.6        113.6       21.8        1.87      81,105     19.2        19.2     1.35     1.07
PCCI        44.81          15.3      170.4        170.4       12.1         -       371,126      7.1         7.1     1.00     0.98
PEEK        52.29          22.1      111.3        111.3       28.6        2.20     182,560     25.7        25.7     0.74     1.29
PERM        47.79          19.0      115.3        117.0       10.6        1.76     433,239      9.2         9.0     1.20     0.62
PFDC        58.27          13.8      133.3        133.3       20.3        2.34     287,564     15.2        15.2     1.86     1.46
PFNC        60.07          23.1      257.3        291.3       13.7        0.76     418,658      5.3          4.7    0.65     0.64
PFSB       142.25          14.1      135.1        161.6       10.8        0.95   1,321,751      7.4          6.2    2.09     0.84
PFSL        42.44          16.7      176.2        176.2       11.2        3.46     378,700      6.4          6.4    1.56     0.69

Source:  SNL F&C Calculations

FERGUSON & COMPANY       Exhibit V - Selected Publicly Held Thrifts
------------------

                                                                                                       Tangible
         Current        Price/     Current      Current               Current        Total  Equity/     Equity/     Core     Core
          Market           LTM      Price/     Price/ T     Price/   Dividend       Assets   Assets    T Assets      EPS     ROAA
           Value      Core EPS     B Value      B Value     Assets      Yield       ($000)      (%)         (%)      ($)      (%)
Ticker      ($M)           (x)         (%)          (%)        (%)        (%)          MRQ      MRQ         MRQ      LTM      LTM
PHBK     1,036.51          15.4      239.4        284.1       18.5        2.01   5,591,180      7.7         6.6     2.46     1.31
PHFC        36.93          20.4      132.0        133.5       14.4        1.28     256,265     10.9        10.8     0.92     0.80
PKPS        91.70          20.2      124.5        124.5       10.4        1.37     880,196      8.4         8.4     0.36     0.54
PRBC        15.67          19.7      103.7        103.7       11.5        0.70     135,721     11.1        11.1     0.87     0.65
PSBK       126.09          14.7      167.8        187.8       14.4        2.06     878,823      8.6         7.7     2.24     0.97
PTRS        11.79          12.0      109.2        109.2        9.6        1.50     121,189      8.8         8.8     2.00     0.84
PULS        65.46          12.4      155.9        155.9       12.5        3.29     520,203      8.1         8.1     1.71     1.06
PVFC        51.75           8.5      206.8        206.8       14.5         -       356,251      7.0         7.0     2.39     1.35
PVSA       120.13          12.1      159.8        161.0       12.1        1.76     991,239      7.6         7.5     2.44     1.08
PWBC        83.56          14.6      126.6        135.4       10.2        2.08     816,954      8.1         7.6     1.08     0.66
QCBC        99.94          21.3      142.2        142.3       12.5         -       801,402      8.8         8.8     1.00     0.61
QCFB        37.08          14.5      137.0        137.0       24.8         -       149,637     18.1        18.1     1.79     1.66
RARB        57.88          15.9      192.3        195.4       15.3        2.00     379,428      7.9         7.8     1.51     1.03
REDF       125.55          23.7      162.8        163.4       13.8         -       912,237      8.5         8.4     0.74     0.64
RELY       276.45          17.6      169.9        235.8       14.0        2.03   1,976,764      8.2         6.1     1.79     0.87
ROSE       475.30          16.4      200.7        200.7       13.3        2.22   3,551,783      6.2         6.2     1.65     0.89
RVSB        65.30          24.6      253.1        277.2       28.4        0.89     229,652     11.2        10.4     1.10     1.20
SFED        23.70          17.5      110.4        110.4       13.8        1.46     172,849     12.5        12.5     1.10     0.79
SFFC        17.24          15.2      113.2        113.2       20.1        1.82      85,679     17.8        17.8     1.45     1.37
SFIN        88.32          13.7      134.9        135.2       13.1        2.35     673,214      9.7         9.7     1.37     0.90
SFSB        34.71          16.3      125.5        125.9        8.1        1.16     426,705      6.5         6.5     1.69     0.56
SFSL       145.95          14.9      237.1        240.9       22.3        1.66     653,226      9.4         9.3     1.29     1.34
SISB       165.91           9.0      162.5        162.5       11.6        1.88   1,434,545      7.2         7.2     3.30     1.38
SKAN        21.95          13.5      129.3        133.4        8.9        1.74     247,697      6.9         6.7     1.71     0.68
SMBC        27.84          16.7      107.3        107.3       16.8         -       165,688     15.7        15.7     1.02     1.01
SOPN        75.88          17.6      113.0        113.0       25.8        3.88     294,217     22.8        22.8     1.17     1.69
SOSA        66.09          15.9      202.5        202.5       12.8         -       514,502      6.3         6.3     0.25     0.79
SPBC       798.72          17.8      201.4        201.9       17.3        1.70   4,611,394      8.6         8.6     1.32     1.04
SSM         40.33          21.0      131.7        131.7       38.0        2.12     106,115     28.9        28.9     1.01     1.71
STFR       182.95          17.9      142.7        161.4       11.1        1.39   1,645,539      7.9         7.0     1.93     0.71
STSA       103.68          22.4      153.0        175.5        6.2         -     1,686,395      5.5         5.0     0.83     0.44
SWBI        53.67          14.8      129.2        129.2       14.2        3.75     378,325     11.0        11.0     1.37     1.01
SWCB        62.01          13.9      155.4        162.4       12.4        3.71     501,894      8.0         7.6     2.33     0.98
TBK         27.50          15.7      166.3        171.1       11.5        1.14     238,227      6.9         6.8     1.12     0.79
THR         13.38          17.5      106.7        107.1       14.7        2.46      91,165     13.8        13.7     0.93     0.83
THRD        80.13          17.4      104.1        118.7       12.5        2.04     640,746     11.1         9.9     1.13     0.73
TPNZ        25.82          20.8      122.3        122.3       20.8        1.62     124,150     17.0        17.0     0.83     1.00
TRIC        13.85          16.5      101.1        101.1       15.5        2.64      89,457     15.3        15.3     1.38     1.02
TSH         63.59          16.1      119.1        119.1       15.7        2.70     406,253     13.1        13.1     1.15     0.96
TWIN        17.07          20.6      123.7        123.7       15.9        3.20     107,345     12.9        12.9     0.97     0.75
UBMT        28.90          19.5      117.5        117.5       27.4        4.15     105,600     23.3        23.3     1.21     1.39
VABF        70.29          24.8      166.2        166.2       11.4        1.42     617,818      6.9         6.9     0.57     0.46
WAMU    15,876.83          24.6      305.8        322.3       16.3        1.71  48,763,153      5.2         5.0     2.56     0.71
WBST       749.26          17.5      221.8        259.6       11.1        1.45   5,943,766      5.0         4.3     3.15     0.71
WCBI        65.62          16.7      138.2        138.2       21.1        2.26     311,613     15.2        15.2     1.59     1.41
WEFC        32.33          15.1      112.8        112.8       16.0        2.91     202,035     14.2        14.2     1.09     1.06
WFI         32.27          12.9      143.1        146.1       10.2        2.83     317,392      7.1         7.0     1.26     0.88
WFSL     1,296.51          12.5      186.3        204.0       22.5        3.37   5,760,385     12.1        11.2     2.18     1.84
WRNB        67.71          10.9      182.0        182.0       18.9        2.91     358,021     10.4        10.4     1.64     1.83
WSB         29.20          16.8      136.1        136.1       11.3        1.46     258,330      8.3         8.3     0.41     0.73


Source:  SNL F&C Calculations

FERGUSON & COMPANY     Exhibit V - Selected Publicly Held Thrifts
------------------



                                                                                                      Tangible
          Current        Price/    Current      Current                Current       Total  Equity/    Equity/     Core     Core
           Market           LTM     Price/     Price/ T     Price/    Dividend      Assets   Assets   T Assets      EPS     ROAA
            Value      Core EPS    B Value      B Value     Assets       Yield      ($000)      (%)        (%)      ($)      (%)
Ticker       ($M)           (x)        (%)          (%)        (%)         (%)         MRQ      MRQ        MRQ      LTM      LTM

WSFS       187.87          10.9      239.3        241.2       12.5         -     1,508,540      5.2        5.2     1.39     1.34
WSTR       118.95          17.7      114.1        142.6       12.5        2.06     955,639     10.9        8.9     1.21     0.82
WVFC        47.18          12.9      143.5        143.5       16.0        2.96     294,693     11.2       11.2     2.10     1.32
WWFC        15.65          18.2      153.9        172.7       14.1        0.83     111,394      9.1        8.2     1.33     0.85
WYNE        51.14          21.7      146.8        146.8       19.6        0.83     261,027     13.4       13.4     1.11     0.92
YFCB        53.24          17.1      124.7        124.7       18.6        1.36     288,089     14.9       14.9     1.03     1.15
YFED       169.95          19.3      169.8        169.8       14.6        2.47   1,162,393      8.6        8.6     1.26     0.77

Maximum 15,876.83          24.8      397.8        397.8       38.5        5.00  48,763,153     28.9       28.9     7.98     9.57
Minimum      5.81           2.5       93.6         95.5        5.0           -      38,240      3.3        2.8     0.25     0.27
Average    251.94          16.8      149.9        157.8       15.3        1.80   1,612,216     10.8       10.5     1.52     1.02
Median      60.07          16.7      142.7        147.1       14.3        1.76     397,730      9.4        8.9     1.32     0.93

Source:  SNL F&C Calculations

FERGUSON & COMPANY        Exhibit V - Selected Publicly Held Thrifts
------------------




              Core                              NPAs/    Price/        Core       Core       Core
              ROAE     Merger      Current     Assets      Core         EPS       ROAA       ROAE
               (%)    Target?      Pricing        (%)       EPS         ($)        (%)        (%)
Ticker         LTM     (Y/N)          Date        MRQ       (x)         MRQ        MRQ        MRQ
AADV          9.89       N        09/02/97      0.44       15.5        0.72       0.98      10.77
ABBK         10.71       N        09/02/97      0.17       15.3        0.50       0.81      11.68
ABCL          8.48       N        09/02/97      0.15       17.3        0.45       0.77       8.35
ABCW         15.09       N        09/02/97      0.92        7.4        0.91       0.91      13.93
AFCB         11.14       N        09/02/97      0.39       14.9        0.44       1.10      11.18
AHM          13.79       N        09/02/97      1.90       17.3        0.75       0.73      14.74
ALBC          4.03       N        09/02/97      0.72       32.3        0.18       0.27       3.03
ALBK         11.23       N        09/02/97      0.71       14.6        0.67       1.05      11.37
AMFC          4.54       N        09/02/97      0.81       21.3        0.17       0.67       4.28
ANDB         14.33       N        09/02/97      1.01       12.9        0.60       1.00      12.54
ASBI          7.64       N        09/02/97      0.40       20.9        0.25       0.83       7.60
ASBP          4.45       N        09/02/97      0.88       17.3        0.19       1.06       6.78
ASFC         10.05       N        09/02/97      0.45       17.7        0.68       0.75       9.80
BANC         10.83       N        09/02/97      0.87       19.9        0.16       0.66      11.50
BDJI          5.48       N        09/02/97      0.23       15.9        0.33       0.69       6.37
BFD           6.48       N        09/02/97      0.52       17.6        0.27       0.65       7.14
BFSB          8.90       N        09/02/97       -         15.9        0.38       1.22       8.52
BKC          12.98       N        09/02/97      1.81       12.9        0.73       1.16      14.12
BKCT         12.07       N        09/02/97      1.19       15.8        0.50       1.29      12.72
BKUNA         8.04       N        09/02/97      0.60       21.7        0.14       0.48       8.00
BVCC         10.26       N        09/02/97      0.79       18.5        0.35       0.60       9.51
CAFI          9.59       N        09/02/97      0.34       12.0        0.38       1.02      10.59
CAPS         10.16       N        09/02/97      0.17       13.0        0.30       0.96      10.97
CASB          8.53       N        09/02/97      0.39       17.4        0.19       0.61       9.92
CASH          8.12       N        09/02/97      0.85       14.5        0.31       0.92       7.98
CATB          5.10       N        09/02/97      0.47       19.5        0.21       1.35       5.24
CBCI          8.66       N        09/02/97      1.16       12.4        0.87       1.60      10.40
CBSA         12.30       N        09/02/97      0.54       13.4        0.55       0.39      11.51
CBSB          7.78       N        09/02/97      0.56       20.4        0.25       1.08       7.67
CEBK          8.75       N        09/02/97      0.85       15.9        0.31       0.73       7.16
CFB          15.58       N        09/02/97      0.89       14.1        0.78       0.97      16.34
CFFC          9.23       N        09/02/97      0.39       13.9        0.39       1.16       8.41
CFSB         13.83       N        09/02/97      0.17       14.1        0.47       1.22      15.91
CFTP          4.97       N        09/02/97      0.30       29.0        0.15       1.27       4.30
CFX          11.60       N        09/02/97      0.72       16.1        0.32       0.96      12.20
CIBI          7.98       N        09/02/97      0.63       14.9        0.26       0.96       8.28
CKFB          5.37       N        09/02/97      0.63       19.0        0.25       1.47       6.16
CLAS          4.64       N        09/02/97      0.66       17.7        0.20       0.72       4.89
CMRN          5.51       N        09/02/97      0.24       17.4        0.25       1.26       5.63
CMSB          6.15       N        09/02/97      0.50       24.8        0.17       0.48       5.01
CNIT         10.46       N        09/02/97      0.42       15.2        0.83       0.81      11.22
COFI         18.22       N        09/02/97      0.22       14.4        0.96       1.27      18.76
CRZY          4.54       N        09/02/97      0.39       18.3        0.20       1.34       5.07
CSA          10.65       N        09/02/97      1.40       18.0        0.65       0.56      11.43
CTZN         12.75       N        09/02/97      0.41       15.6        0.75       0.89      13.88
CVAL         10.36       N        09/02/97      0.23       15.4        0.34       0.89      10.56
DIBK         23.00       N        09/02/97      0.38        9.7        0.77       1.97      25.24
DIME          6.20       N        09/02/97      0.73       28.3        0.17       0.70      47.43
DME          13.30       N        09/02/97      1.57       19.5        0.25       0.54      10.16
DNFC         14.10       N        09/02/97      0.34       13.4        0.36       0.79      13.96

Source: SNL & F&C calculations

FERGUSON & COMPANY        Exhibit V - Selected Publicly Held Thrifts
------------------



              Core                             NPAs/     Price/        Core       Core       Core
              ROAE  Merger         Current    Assets       Core         EPS       ROAA       ROAE
               (%)  Target?        Pricing       (%)        EPS         ($)        (%)        (%)
Ticker         LTM   (Y/N)            Date       MRQ        (x)         MRQ        MRQ        MRQ

DSL           9.65     N          09/02/97      0.95       18.5        0.30       0.57       8.03
EBSI          8.78     N          09/02/97      1.07       15.3        0.27       0.76       8.92
EFBI          6.28     N          09/02/97      0.03       17.9        0.28       0.85       6.97
EGFC          6.26     N          09/02/97      0.52       NM         (0.23)     (0.30)     (4.20)
EIRE         12.99     N          09/02/97      0.40       13.0        0.42       0.93      13.30
EMLD         11.63     N          09/02/97      0.14       12.5        0.29       0.98      13.07
EQSB         14.49     N          09/02/97      0.15       11.6        0.82       0.70      13.83
ESBK          5.53     N          09/02/97      0.65       17.0        0.35       0.43       6.85
FBBC          8.92     N          09/02/97      0.07       14.2        0.28       0.98      10.10
FBCI          7.37     N          09/02/97      0.80       14.4        0.37       0.84       8.12
FBHC          8.10     N          09/02/97      0.37       19.9        0.43       0.60       9.70
FBSI          7.54     N          09/02/97      0.10       17.3        0.35       0.97       7.02
FCBF          6.32     N          09/02/97      0.15       22.2        0.31       1.08       6.92
FCME         53.13     N          09/02/97      1.95       13.6        0.20       0.73       7.90
FED          11.28     N          09/02/97      1.39       17.1        0.50       0.51      10.73
FESX         11.63     N          09/02/97      0.56       15.2        0.28       0.72      10.19
FFBA          8.59     N          09/02/97      0.23       16.9        0.28       1.19       9.25
FFBH          6.61     N          09/02/97      0.19       22.8        0.23       0.81       5.24
FFBI          5.11     N          09/02/97      0.39       22.5        0.21       0.38       4.64
FFBS          7.50     N          09/02/97      0.03       23.0        0.25       1.17       6.06
FFBZ         12.66     N          09/02/97      0.47       14.5        0.32       1.11      14.72
FFCH         13.67     N          09/02/97      1.61       15.3        0.54       0.84      13.68
FFDB          9.54     N          09/02/97      0.72       12.2        0.34       0.98      10.05
FFES         11.12     N          09/02/97      0.31       14.7        0.56       0.64      10.10
FFFC          9.56     N          09/02/97      0.18       17.9        0.41       1.35      10.37
FFFD          7.44     N          09/02/97      0.12       14.0        0.30       1.86       7.86
FFHH          6.65     N          09/02/97      0.03       15.3        0.29       0.87       7.55
FFHS          7.08     N          09/02/97      0.41       14.5        0.34       0.73       8.16
FFIC          5.62     N          09/02/97      0.29       17.5        0.29       1.01       6.49
FFKY         11.20     N          09/02/97      0.23       14.8        0.38       1.68      12.28
FFLC          6.56     N          09/02/97      0.19       20.5        0.39       0.96       6.91
FFOH          6.61     N          09/02/97      0.08       16.8        0.23       0.94       7.17
FFSL          6.20     N          09/02/97      0.37       18.1        0.18       0.64       6.17
FFWC         10.49     N          09/02/97      0.16       13.0        0.54       0.93       9.35
FFWD          9.76     N          09/02/97      0.02       17.3        0.24       1.29      10.36
FFYF          8.06     N          09/02/97      0.67       13.8        0.50       1.33       9.62
FGHC          9.53     N          09/02/97      1.41       16.2        0.12       1.00      11.97
FIBC         10.16     N          09/02/97      1.71       12.5        0.40       0.96      10.04
FKFS         10.49     N          09/02/97      1.60       13.0        0.55       0.78      10.93
FLFC         12.81     N          09/02/97      0.81       13.7        0.41       1.02      13.61
FMCO         15.76     N          09/02/97      1.06       10.5        0.60       1.05      16.36
FMSB         15.01     N          09/02/97       -         13.8        0.38       0.99      14.73
FNGB          7.86     N          09/02/97      0.06       22.9        0.15       0.89       7.82
FOBC          8.35     N          09/02/97      0.15       14.7        0.34       0.93       8.36
FRC           9.49     N          09/02/97      1.01       17.2        0.34       0.65       8.73
FSBI         11.94     N          09/02/97      0.31       13.3        0.40       0.75      10.90
FSPG         14.79     N          09/02/97      0.64       12.6        0.40       0.86      12.91
FSTC         19.95     N          09/02/97       NA         5.2        1.55       3.68      38.97
FTF          10.43     N          09/02/97      0.12       11.8        0.47       1.86      11.74
FTFC         13.94     N          09/02/97       NA        17.0        0.36       0.94      14.41

Source: SNL & F&C calculations

FERGUSON & COMPANY   Exhibit V - Selected Publicly Held Thrifts
------------------


              Core                               NPAs/     Price/        Core       Core       Core
              ROAE     Merger        Current    Assets       Core         EPS       ROAA       ROAE
               (%)    Target?        Pricing       (%)        EPS         ($)        (%)        (%)
Ticker         LTM     (Y/N)            Date       MRQ        (x)         MRQ        MRQ        MRQ

FTSB          4.47       N          09/02/97      1.42       13.0        0.23       1.38       8.60
FWWB          7.58       N          09/02/97      0.29       19.2        0.32       1.21       8.28
GAF           5.80       N          09/02/97      0.12       17.9        0.26       1.10       6.97
GBCI         16.25       N          09/02/97      0.12       13.9        0.34       1.64      17.10
GDW          19.73       N          09/02/97      1.31       14.0        1.50       0.88      13.91
GFCO          7.47       N          09/02/97      0.11       12.0        0.52       0.83       8.67
GFSB         10.35       N          09/02/97        NA       11.9        0.30       1.37      11.88
GPT           9.59       N          09/02/97      2.89       17.4        0.90       1.12      10.49
GSB          10.56       N          09/02/97      1.46       16.9        0.43       0.74      11.55
GSBC         17.00       N          09/02/97      1.91       11.8        0.36       1.66      19.65
GTFN          7.50       N          09/02/97      0.36       20.4        0.42       0.77       8.37
GUPB          4.89       N          09/02/97      0.18       22.3        0.21       0.81       4.74
HALL          8.62       N          09/02/97      0.15       11.8        0.47       0.67       9.40
HARB         14.82       N          09/02/97      0.46       20.3        0.67       1.21      14.61
HARL         16.03       N          09/02/97         -       12.3        0.53       1.09      16.89
HAVN         13.80       N          09/02/97      0.74       19.4        0.50       0.53       8.81
HBFW          6.29       N          09/02/97         -       17.7        0.31       0.89       6.61
HBNK          9.20       N          09/02/97      3.09       13.0        0.58       1.10      14.97
HBS           7.72       N          09/02/97      1.97       14.4        0.33       1.12       7.99
HFFB          4.99       N          09/02/97         -       19.1        0.20       1.39       5.23
HFFC          9.66       N          09/02/97      0.33       12.2        0.45       0.99      10.56
HFGI          9.25       N          09/02/97      0.25       27.3        0.11       0.30       5.89
HFSA          5.37       N          09/02/97      0.09       17.6        0.24       0.77       6.00
HHFC          4.44       N          09/02/97      0.11       15.5        0.19       0.80       6.56
HIFS         12.54       N          09/02/97      0.41       11.9        0.51       1.27      13.18
HMCI          6.80       N          09/02/97      2.91       17.7        0.23       0.51       7.88
HMNF          5.90       N          09/02/97      0.08       20.4        0.31       0.87       5.99
HOMF         14.67       N          09/02/97      0.45       13.9        0.54       1.13      13.40
HPBC         15.76       N          09/02/97         -       12.4        0.45       1.68      15.74
HRBF          5.41       N          09/02/97      0.05       19.0        0.25       0.74       5.80
HRZB          9.82       N          09/02/97         -       13.6        0.28       1.57      10.19
HZFS          5.25       N          09/02/97      0.96       22.5        0.21       0.43       4.23
IFSB          4.09       N          09/02/97      2.02      108.3        0.03       0.06       0.85
INBI          6.78       N          09/02/97      0.22       14.7        0.26       1.51       8.43
IPSW         16.21       N          09/02/97      1.52        8.8        0.37       1.03      17.52
ISBF          6.26       N          09/02/97        NA       22.3        0.28       0.76       6.27
ITLA         12.72       N          09/02/97      1.47       11.7        0.38       1.52      13.13
IWBK         16.39       N          09/02/97      0.64       15.9        0.61       1.10      16.36
JSB           7.77       N          09/02/97        NA       16.7        0.69       1.85       8.24
JSBA          9.84       N          09/02/97      0.46       15.1        0.55       0.81       9.67
JXVL          8.42       N          09/02/97      0.78       10.2        0.41       1.75      11.48
KFBI          5.37       N          09/02/97      0.08       22.2        0.22       1.16       5.77
KNK           7.89       N          09/02/97      0.61       14.5        0.50       0.88       8.12
KSAV          8.86       N          09/02/97      0.35       12.2        0.38       1.39      10.15
KSBK         15.21       N          09/02/97      1.75       11.9        0.30       0.98      13.70
KYF           5.83       N          09/02/97         -       15.6        0.20       1.17       7.19
LARK          7.02       N          09/02/97      0.04       19.6        0.31       0.97       6.90
LARL         13.65       N          09/02/97      0.43       11.7        0.48       1.39      13.70
LIFB          8.06       N          09/02/97      0.39       18.7        0.33       0.89       8.33
LISB          7.63       N          09/02/97      1.03       22.8        0.44       0.71       7.78

Source: SNL & F&C calculations

FERGUSON & COMPANY       Exhibit V - Selected Publicly Held Thrifts
------------------

              Core                         NPAs/     Price/        Core       Core       Core
              ROAE   Merger    Current    Assets       Core         EPS       ROAA       ROAE
               (%)   Target?   Pricing       (%)        EPS         ($)        (%)        (%)
Ticker         LTM    (Y/N)       Date       MRQ        (x)         MRQ        MRQ        MRQ
LOGN          7.40      N     09/02/97      0.61       15.2        0.24       1.46       7.53
LONF          4.77      N     09/02/97      0.80       22.1        0.17       0.85       4.30
LSBI          7.38      N     09/02/97      1.17       14.1        0.38       0.70       7.88
LSBX         20.78      N     09/02/97      0.30        8.9        0.32       1.60      18.57
LVSB          9.52      N     09/02/97      0.98       15.0        0.55       1.14      11.56
LXMO          4.46      N     09/02/97      0.48       18.2        0.22       1.52       5.43
MAFB         14.83      N     09/02/97      0.43       12.1        0.64       1.24      15.73
MARN          7.28      N     09/02/97      0.81       14.7        0.40       1.72       7.53
MASB         10.20      N     09/02/97      0.16       14.1        0.92       1.13      10.85
MBB           5.95      N     09/02/97      0.71       19.4        0.30       0.56       6.37
MBB           5.95      N     09/02/97      0.71       19.4        0.30       0.56       6.37
MBLF          6.52      N     09/02/97      0.25       18.6        0.32       0.79       6.21
MCBN          7.57      N     09/02/97      0.73       13.0        0.49       0.75       8.76
MDBK         11.31      N     09/02/97      0.37       14.1        0.56       1.00      11.31
MECH         19.68      N     09/02/97      1.13        4.4        1.38       3.60      36.83
MERI         13.46      N     09/02/97      0.22       11.5        0.89       1.27      15.91
METF         13.86      N     09/02/97      0.49       13.3        0.34       0.59      15.15
MFBC          5.53      N     09/02/97       -         19.3        0.30       0.85       6.06
MFFC          4.30      N     09/02/97      0.15       22.9        0.15       0.70       5.11
MFLR          9.53      N     09/02/97      0.81       14.8        0.33       0.94       9.83
MFSL         10.76      N     09/02/97      0.44       15.1        0.71       0.80       9.60
MIVI          5.77      N     09/02/97      0.28       14.9        0.26       1.18       6.82
MLBC          9.23      N     09/02/97      0.46       22.6        0.23       0.52       7.41
MSBF          7.85      N     09/02/97      0.06       14.4        0.23       1.43       8.39
MWBI         10.82      N     09/02/97      0.77       11.5        0.78       0.81      11.75
MWBX         17.82      N     09/02/97      0.70       11.6        0.14       1.36      18.35
MWFD         12.59      N     09/02/97      0.12       15.7        0.33       1.11      12.75
NASB         16.21      N     09/02/97      3.11       12.5        0.98       1.24      15.90
NBN           6.24      N     09/02/97      1.37       14.1        0.26       0.66       8.48
NEIB          7.43      N     09/02/97      0.40       13.7        0.32       1.20       7.88
NHTB          8.22      N     09/02/97      0.70       15.2        0.30       0.87      11.73
NMSB          7.67      N     09/02/97      0.87       21.5        0.15       0.81       8.07
NSSB          9.60      N     09/02/97      1.29       22.0        0.33       1.06       9.55
NWEQ          8.16      N     09/02/97      1.25       13.1        0.32       1.02       8.96
NYB          27.70      N     09/02/97      1.09       13.3        0.58       1.63      32.18
OFCP          8.36      N     09/02/97      0.16       16.7        0.38       0.87      10.01
OHSL          7.42      N     09/02/97      0.01       14.5        0.40       0.86       7.92
PALM          7.44      N     09/02/97      2.12       16.1        0.25       0.82       9.99
PAMM         49.37      N     09/02/97      3.47        3.4        1.70      13.21      58.78
PBCI          8.63      N     09/02/97      2.14       11.9        0.44       1.37      10.69
PBHC          7.09      N     09/02/97      1.17       16.1        0.28       1.11       9.66
PBKB          9.27      N     09/02/97      0.82       22.7        0.19       0.50       8.86
PCBC          5.72      N     09/02/97       -         17.8        0.30       1.16       6.18
PCCI         12.40      N     09/02/97      1.29       12.7        0.30       1.04      14.25
PEEK          4.71      N     09/02/97      0.71       24.1        0.17       1.13       4.38
PERM          6.52      N     09/02/97      1.09       18.4        0.31       0.58       6.32
PFDC          9.55      N     09/02/97      0.34       13.4        0.48       1.53      10.08
PFNC         12.31      N     09/02/97      1.46       17.1        0.22       0.84      15.89
PFSB         10.78      N     09/02/97      0.59       13.4        0.55       0.83      11.06
PFSL         11.23      N     09/02/97      0.10       17.1        0.38       0.66      10.39

Source: SNL & F&C calculations

FERGUSON & COMPANY      Exhibit V - Selected Publicly Held Thrifts
------------------


             Core                             NPAs/      Price/       Core       Core       Core
             ROAE     Merger     Current     Assets        Core        EPS       ROAA       ROAE
              (%)     Target?    Pricing        (%)         EPS        ($)        (%)        (%)
Ticker        LTM      (Y/N)        Date        MRQ         (x)        MRQ        MRQ        MRQ
PHBK         16.17       N       09/02/97      0.83       14.8        0.64       1.30      16.19
PHFC          6.03       N       09/02/97      1.60       18.8        0.25       0.73       6.50
PKPS          6.52       N       09/02/97      3.81       20.2        0.09       0.58       6.85
PRBC          4.97       N       09/02/97      0.30       15.9        0.27       0.68       5.98
PSBK         11.84       N       09/02/97      0.84       14.7        0.56       0.97      11.59
PTRS          9.48       N       09/02/97      0.50        9.2        0.65       1.06      11.83
PULS         13.51       N       09/02/97      0.57       11.8        0.45       1.10      13.79
PVFC         19.93       N       09/02/97      0.90       12.7        0.40       1.24      17.94
PVSA         14.91       N       09/02/97      0.27       12.0        0.62       1.07      14.75
PWBC          8.86       N       09/02/97      0.65       14.6        0.27       0.71       9.02
QCBC          6.72       N       09/02/97      1.31       17.7        0.30       0.70       7.87
QCFB          8.76       N       09/02/97      0.27       14.4        0.45       1.55       8.53
RARB         13.25       N       09/02/97      0.29       16.2        0.37       0.99      12.53
REDF          8.06       N       09/02/97      2.19       13.3        0.33       1.06      12.65
RELY         10.51       N       09/02/97      0.77       16.4        0.48       0.90      11.10
ROSE         14.28       N       09/02/97      0.45       15.3        0.44       0.88      14.63
RVSB         10.89       N       09/02/97      0.14       22.5        0.30       1.29      11.49
SFED          6.18       N       09/02/97      0.68       20.9        0.23       0.63       5.07
SFFC          7.36       N       09/02/97        NA       12.8        0.43       1.55       8.78
SFIN          9.33       N       09/02/97      0.38       14.2        0.33       0.82       8.78
SFSB          8.52       N       09/02/97      0.48       16.0        0.43       0.55       8.49
SFSL         14.39       N       09/02/97      0.28       18.5        0.26       1.35      14.52
SISB         18.99       N       09/02/97      0.43       14.3        0.52       0.83      11.63
SKAN         10.07       N       09/02/97      1.46       12.5        0.46       0.72      10.38
SMBC          6.29       N       09/02/97      1.10       17.0        0.25       0.96       6.06
SOPN          6.96       N       09/02/97      0.08       16.1        0.32       1.80       7.60
SOSA         13.61       N       09/02/97      6.28        9.9        0.10       1.33      21.58
SPBC         11.66       N       09/02/97      0.21       16.3        0.36       1.11      12.61
SSM           4.84       N       09/02/97         -       38.0        0.14       0.98       2.77
STFR          8.11       N       09/02/97      0.16       15.1        0.57       0.79       9.57
STSA          7.84       N       09/02/97      0.61       18.6        0.25       0.49       8.97
SWBI          9.54       N       09/02/97      0.30       14.5        0.35       1.02       9.50
SWCB         12.17       N       09/02/97      0.81       14.2        0.57       0.91      11.42
TBK          11.78       N       09/02/97      2.13       14.7        0.30       0.83      11.73
THR           5.71       N       09/02/97      1.21       18.5        0.22       0.77       5.49
THRD          6.42       N       09/02/97      0.33       16.9        0.29       0.73       6.60
TPNZ          5.63       N       09/02/97      1.28       24.0        0.18       0.84       4.85
TRIC          6.79       N       09/02/97         -       14.6        0.39       1.08       7.09
TSH           6.97       N       09/02/97      0.27       16.5        0.28       0.93       6.88
TWIN          5.88       N       09/02/97      0.08       16.7        0.30       0.91       7.08
UBMT          5.99       N       09/02/97        NA       19.1        0.31       1.41       6.14
VABF          6.82       N       09/02/97      0.68       20.8        0.17       0.54       7.98
WAMU         12.58       N       09/02/97      0.81       16.9        0.93       0.98      18.47
WBST         13.33       N       09/02/97      0.85       14.4        0.96       0.82      16.31
WCBI          9.13       N       09/02/97      0.60       16.2        0.41       1.43       9.40
WEFC          7.56       N       09/02/97      0.21       14.7        0.28       1.06       7.44
WFI          12.23       N       09/02/97      0.29       12.0        0.34       0.86      12.00
WFSL         15.84       N       09/02/97      0.73       12.2        0.56       1.87      15.71
WRNB         18.86       N       09/02/97      1.08       10.9        0.41       1.85      18.09
WSB           8.66       N       09/02/97        NA       17.2        0.10       0.72       8.67


Source: SNL & F&C calculations

FERGUSON & COMPANY      Exhibit V -  Selected Publicly Held Thrifts
------------------



              Core                          NPAs/     Price/        Core       Core       Core
              ROAE  Merger      Current    Assets       Core         EPS       ROAA       ROAE
               (%)  Target?     Pricing       (%)        EPS         ($)        (%)        (%)
Ticker         LTM   (Y/N)         Date       MRQ        (x)         MRQ        MRQ        MRQ

WSFS         23.57     N       09/02/97      1.66       11.5        0.33       1.12      21.27
WSTR          6.48     N       09/02/97      0.17       15.3        0.35       0.83       7.53
WVFC         10.73     N       09/02/97      0.30       13.5        0.50       1.21      10.88
WWFC          8.78     N       09/02/97         -       16.4        0.37       0.88       9.45
WYNE          6.16     N       09/02/97      0.91       22.3        0.27       0.83       6.02
YFCB          6.81     N       09/02/97      0.57       16.3        0.27       1.13       7.48
YFED          9.46     N       09/02/97      1.24       17.8        0.34       0.84       9.96

Maximum      53.13                           6.28      108.3        1.70      13.21      58.78
Minimum       4.03                            -          -         (0.23)     (0.30)     (4.20)
Average      10.09                           0.68       16.4        0.40       1.05      10.59
Median        8.92                           0.46       15.3        0.34       0.96       9.57


Source: SNL & F&C calculations

                                  EXHIBIT VI

FERGUSON & COMPANY
------------------

                   Exhibit VI - Comparative Group Selection

To search for a comparative group for Newport, we selected all thrifts from the entire U.S. with assets under $100 million that have sufficient trading volume to produce meaningful market information. All of these thrifts are listed on either AMEX, NYSE, or Nasdaq.

We found 57 thrifts in the asset size described above. We eliminated 45 and retained a group of 12. Normally, we consider 10 to 12 to be the desired sample size.

We eliminated thrifts for the following reasons: 1) Mutual holding company; 2) No PE for last 12 months; 3) Merger agreement has been executed; 4) Tangible equity more than 20% of assets; 5) Loans less than 50% of deposits; 6) Loans over 100% of deposits; 7) Non-performing assets more than 1% of assets; and 8) Loans serviced more than 40% of total assets. After eliminating thrifts for the above reasons, there were 14 left. We then eliminated the two with the most assets to reduce our group to 12.

The group of 57 from which the comparative group was selected is listed on
Exhibit VI.1 and the selected comparative group is listed on Exhibit VI.2. On
Exhibit VI.1, we have blocked the cells that indicate which ones were not selected and why. Set forth below is a legend for the column summarizing reasons individual thrifts were not selected.

A Mutual holding company.

B Has not reported as a stock for a full year.

C One of the two remaining with the most assets.

D Tangible equity more than 20% of assets.

E Merger agreement has been executed.

F 1% or more of assets are non-performing.

G Loans less than 50% of deposits.

H Loans more than 100% of deposits.

I Loans serviced exceeds 40% of assets.


                                                                                        Deposit                              Current
                                                                                        Insurance                              Stock
                                                                                        Agency                                 Price
Ticker  Short Name                          City                      State    Region   (BIF/SAIF)   Exchange    IPO Date        ($)
ALBC    Albion Banc Corp.                   Albion                    NY       MA       SAIF         NASDAQ       07/26/93   24.250
--------
AMFC    AMB Financial Corp.                 Munster                   IN       MW       SAIF         NASDAQ       04/01/96   15.000
--------
ATSB    AmTrust Capital Corp.               Peru                      IN       MW       SAIF         NASDAQ       03/28/95   12.625
--------
CBES    CBES Bancorp Inc.                   Excelsior Springs         MO       MW       SAIF         NASDAQ       09/30/96   17.875
--------
CENB    Century Bancorp Inc.                Thomasville               NC       SE       SAIF         NASDAQ       12/23/96   79.000
--------
CIBI    Community Investors Bancorp         Bucyrus                   OH       MW       SAIF         NASDAQ       02/07/95   15.000
--------
CKFB    CKF Bancorp Inc.                    Danville                  KY       MW       SAIF         NASDAQ       01/04/95   20.000
--------
CNSB    CNS Bancorp Inc.                    Jefferson City            MO       MW       SAIF         NASDAQ       06/12/96   17.125
--------
CRZY    Crazy Woman Creek Bancorp           Buffalo                   WY       WE       SAIF         NASDAQ       03/29/96   14.125
--------
CSBF    CSB Financial Group Inc.            Centralia                 IL       MW       SAIF         NASDAQ       10/09/95   12.500
--------
FCB     Falmouth Co-Operative Bank          Falmouth                  MA       NE       BIF          AMSE         03/28/96   17.000
--------
FFBI    First Financial Bancorp Inc.        Belvidere                 IL       MW       SAIF         NASDAQ       10/04/93   18.250
--------
FFDF    FFD Financial Corp.                 Dover                     OH       MW       SAIF         NASDAQ       04/03/96   15.500
--------
FLKY    First Lancaster Bancshares          Lancaster                 KY       MW       SAIF         NASDAQ       07/01/96   15.250
--------
FTNB    Fulton Bancorp Inc.                 Fulton                    MO       MW       SAIF         NASDAQ       10/18/96   20.000
--------
FTSB    Fort Thomas Financial Corp.         Fort Thomas               KY       MW       SAIF         NASDAQ       06/28/95   10.500
--------
GFSB    GFS Bancorp Inc.                    Grinnell                  IA       MW       SAIF         NASDAQ       01/06/94   13.375
--------
GOSB    GSB Financial Corp.                 Goshen                    NY       MA       BIF          NASDAQ       07/09/97   14.656
--------
GUPB    GFSB Bancorp Inc.                   Gallup                    NM       SW       SAIF         NASDAQ       06/30/95   19.000
--------
GWBC    Gateway Bancorp Inc.                Catlettsburg              KY       MW       SAIF         NASDAQ       01/18/95   17.625
--------
HBBI    Home Building Bancorp               Washington                IN       MW       SAIF         NASDAQ       02/08/95   21.000
--------
HCFC    Home City Financial Corp.           Springfield               OH       MW       SAIF         NASDAQ       12/30/96   15.125
--------
HHFC    Harvest Home Financial Corp.        Cheviot                   OH       MW       SAIF         NASDAQ       10/10/94   11.750
--------
HWEN    Home Financial Bancorp              Spencer                   IN       MW       SAIF         NASDAQ       07/02/96   15.125
--------
HZFS    Horizon Financial Svcs Corp.        Oskaloosa                 IA       MW       SAIF         NASDAQ       06/30/94   18.875
--------
INCB    Indiana Community Bank SB           Lebanon                   IN       MW       SAIF         NASDAQ       12/15/94   15.250
--------
JOAC    Joachim Bancorp Inc.                De Soto                   MO       MW       SAIF         NASDAQ       12/28/95   15.000
--------
KYF     Kentucky First Bancorp Inc.         Cynthiana                 KY       MW       SAIF         AMSE         08/29/95   12.625
LOGN    Logansport Financial Corp.          Logansport                IN       MW       SAIF         NASDAQ       06/14/95   14.000
--------
LONF    London Financial Corporation        London                    OH       MW       SAIF         NASDAQ       04/01/96   15.250
--------
LXMO    Lexington B&L Financial Corp.       Lexington                 MO       MW       SAIF         NASDAQ       06/06/96   16.625
--------
MBSP    Mitchell Bancorp Inc.               Spruce Pine               NC       SE       SAIF         NASDAQ       07/12/96   16.750
--------
MCBN    Mid-Coast Bancorp Inc.              Waldoboro                 ME       NE       SAIF         NASDAQ       11/02/89   25.000
--------
MIVI    Mississippi View Holding Co.        Little Falls              MN       MW       SAIF         NASDAQ       03/24/95   15.625
--------
MONT    Montgomery Financial Corp.          Crawfordsville            IN       MW       SAIF         NASDAQ       07/01/97   11.750
--------
MRKF    Market Financial Corp.              Mount Healthy             OH       MW       SAIF         NASDAQ       03/27/97   14.125
--------
MSBF    MSB Financial Inc.                  Marshall                  MI       MW       SAIF         NASDAQ       02/06/95   15.000
--------
NSLB    NS&L Bancorp Inc.                   Neosho                    MO       MW       SAIF         NASDAQ       06/08/95   18.500
--------
NTMG    Nutmeg Federal S&LA                 Danbury                   CT       NE       SAIF         NASDAQ             NA   11.000
--------
NWEQ    Northwest Equity Corp.              Amery                     WI       MW       SAIF         NASDAQ       10/11/94   15.750
--------
PCBC    Perry County Financial Corp.        Perryville                MO       MW       SAIF         NASDAQ       02/13/95   20.500
--------
PFFC    Peoples Financial Corp.             Massillon                 OH       MW       SAIF         NASDAQ       09/13/96   17.250
--------
PSFC    Peoples-Sidney Financial Corp.      Sidney                    OH       MW       SAIF         NASDAQ       04/28/97   16.500
--------
PSFI    PS Financial Inc.                   Chicago                   IL       MW       SAIF         NASDAQ       11/27/96   14.625
--------
PWBK    Pennwood Bancorp Inc.               Pittsburgh                PA       MA       SAIF         NASDAQ       07/15/96   15.500
--------
RELI    Reliance Bancshares Inc.            Milwaukee                 WI       MW       SAIF         NASDAQ       04/19/96    8.500
--------
SCBS    Southern Community Bancshares       Cullman                   AL       SE       SAIF         NASDAQ       12/23/96   15.500
--------
SCCB    S. Carolina Community Bancshrs      Winnsboro                 SC       SE       SAIF         NASDAQ       07/07/94   21.063
--------
SFFC    StateFed Financial Corporation      Des Moines                IA       MW       SAIF         NASDAQ       01/05/94   21.500
--------
SFNB    Security First Network Bank         Atlanta                   GA       SE       SAIF         NASDAQ             NA   11.625
--------
SOBI    Sobieski Bancorp Inc.               South Bend                IN       MW       SAIF         NASDAQ       03/31/95   16.250
--------
SSB     Scotland Bancorp Inc                Laurinburg                NC       SE       SAIF         AMSE         04/01/96   17.000
--------
SZB     SouthFirst Bancshares Inc.          Sylacauga                 AL       SE       SAIF         AMSE         02/14/95   16.375
--------
THR     Three Rivers Financial Corp.        Three Rivers              MI       MW       SAIF         AMSE         08/24/95   16.250
--------
TRIC    Tri-County Bancorp Inc.             Torrington                WY       WE       SAIF         NASDAQ       09/30/93   22.750
--------
USAB    USABancshares, Inc.                 Philadelphia              PA       MA       BIF          NASDAQ             NA    8.250
--------------------------------------------
WCFB    Webster City Federal SB (MHC)       Webster City              IA       MW       SAIF         NASDAQ       08/15/94   16.500
--------------------------------------------

Maximum                                                                                                                      79.000
Minimum                                                                                                                       8.250
Average                                                                                                                      17.171
Median                                                                                                                       15.625

Source: SNL & F&C calculations

FERGUSON & COMPANY       Exhibit VI.1 - Comparatives Selection
------------------


           Current       Price/      Price/        Current     Current                Current        Total      Equity/
            Market         LTM         Core         Price/    Price/ T     Price/    Dividend       Assets       Assets
             Value    Core EPS          EPS         Book V      Book V     Assets       Yield       ($000)          (%)
Ticker        ($M)         (x)          (x)            (%)         (%)        (%)         (%)          MRQ          MRQ
ALBC          6.38       25.80        13.47         102.67      102.67       9.14        1.32       66,316         8.90
-------
AMFC         14.46       22.06        22.06         102.60      102.60      15.35        1.60       94,179        14.96
-------
ATSB          6.65       46.76        28.69          92.02       93.04       9.36        1.58       71,031        10.17
-------
CBES         18.32          NA        18.62         104.65      104.65      19.24        2.24       95,219        18.39
-------                -------
CENB         32.18          NA        16.74         107.56      107.56      32.20        2.53       99,948        29.94
-------                -------
CIBI         13.94       15.15        13.89         126.90      126.90      14.61        2.13       97,446        11.52
-------
CKFB         18.51       22.22        20.00         117.86      117.86      30.43        2.50       60,812        23.96
-------
CNSB         28.31          NA        28.54         116.26      116.26      28.86        1.17       98,104        24.81
-------                -------
CRZY         13.49       20.18        17.66          96.22       96.22      24.85        2.83       54,275        25.82
-------
CSBF         11.77       39.06        52.08          97.81      103.73      24.53           -       47,996        25.07
-------
FCB          24.73       34.00        38.64         110.39      110.39      26.36        1.18       93,838        23.88
-------
FFBI          7.58       20.51        21.73         103.58      103.58       8.96           -       84,531         8.65
-------
FFDF         22.55          NA        24.22         106.82      106.82      26.44        1.94       85,286        24.74
-------                -------
FLKY         14.62          NA        23.83         105.61      105.61      36.15        3.28       40,448        34.24
-------                -------
FTNB         34.39          NA        35.71         138.22      138.22      34.57        1.00       99,464        25.01
-------                -------
FTSB         15.70       21.00        11.41         100.96      100.96      16.19        2.38       96,940        16.04
-------
GFSB         13.21       12.86        11.94         129.48      129.48      14.99        1.94       88,154        11.57
-------
GOSB         32.95          NA           NA             NA          NA         NA           -       95,617        12.68
-------                -------
GUPB         15.28       22.62        22.62         112.56      112.56      18.35        2.11       86,911        16.30
-------                -------
GWBC         18.96          NA        31.47         109.81      109.81      29.71        2.27       63,828        27.04
-------                -------
HBBI          6.54       26.25        18.75         104.17      104.17      14.52        1.43       45,064        12.81
-------                -------
HCFC         14.40          NA        18.01          94.24       94.24      21.11        2.12       68,235        20.61
-------                -------
HHFC         10.75       23.50        16.32         105.76      105.76      13.22        3.40       83,103        12.50
-------                -------
HWEN          7.10          NA        25.21         100.03      100.03      18.63        1.32       39,443        18.63
-------                -------
HZFS          8.03       17.48        22.47          95.47       95.47       9.34        1.70       85,969         9.79
-------
INCB         14.06       31.77        25.42         124.29      124.29      15.40        2.36       91,329        12.39
-------                                                                                        -----------
JOAC         10.84       38.46        53.57         110.38      110.38      31.99        3.33       35,656        28.98
-------
KYF          16.65       18.30        15.78         116.25      116.25      18.73        3.96       88,923        16.11
LOGN         17.65       14.89        14.58         110.58      110.58      21.22        2.86       83,152        19.19
-------
LONF          7.78          NA        22.43         104.24      104.24      20.71        1.57       37,937        19.87
-------                -------
LXMO         18.93       21.88        18.89         112.86      112.86      31.95        1.81       59,236        28.32
-------
MBSP         15.59          NA        27.92         108.84      108.84      47.20           -       33,038        43.36
-------                -------
MCBN          5.81       14.97        12.76         113.12      113.12       9.73        2.08       59,739         8.60
-------
MIVI         12.79       17.96        15.02          97.11       97.11      18.33        1.02       69,775        18.88
-------
MONT         19.42          NA           NA             NA          NA         NA           -       93,627         9.83
-------                -------
MRKF         18.87          NA        27.16          95.25       95.25      33.35        1.98       56,578        35.00
-------                -------
MSBF         18.73       18.52        16.30         147.49      147.49      25.08        1.87       74,698        16.99
-------
NSLB         13.09       30.83        24.34         112.05      112.05      21.92        2.70       59,711        19.56
-------
NTMG          7.98       32.35        25.00         149.66      149.66       8.52           -       93,645         6.17
-------
NWEQ         13.21       14.72        12.30         110.68      110.68      13.63        3.30       96,891        11.45
-------
PCBC         16.97       15.77        16.53         113.51      113.51      20.79        1.95       79,714        18.32
-------
PFFC         25.28          NA        30.80         106.61      106.61      28.68        2.90       89,687        26.90
-------                -------
PSFC         29.46          NA           NA             NA          NA         NA        1.21       93,734        10.15
-------                -------
PSFI         31.91          NA        17.41          99.76       99.76      38.61        2.19       82,662        38.69
-------                -------
PWBK          9.46          NA        17.61         101.31      101.31      19.73        2.07       47,929        19.47
-------                -------
RELI         21.49          NA        30.36          95.61       95.61      45.90           -       46,836        47.98
-------                -------
SCBS         17.63          NA        18.45         117.51      117.51      25.05        1.94       70,370        21.32
-------                -------
SCCB         14.83       30.09        29.25         123.10      123.10      31.96        2.85       46,412        25.96
-------
SFFC         16.85       14.83        12.50         110.60      110.60      19.67        1.86       85,679        17.78
-------
SFNB        100.21          NM           NM         306.73      311.66     123.15           -       79,581        42.48
-------                -------
SOBI         12.34       28.51        22.57          92.75       92.75      15.61        1.72       79,080        15.40
-------
SSB          32.53       24.29        28.33         126.39      126.39      46.82        1.77       69,479        37.03
-------
SZB          13.88       96.32        31.49         103.51      103.51      14.47        3.05       92,910        13.98
-------
THR          13.38       17.47        18.47         106.70      107.12      14.68        2.46       91,165        13.76
-------
TRIC         13.85       16.49        14.58         101.07      101.07      15.48        2.64       89,457        15.32
-------                                                                                        -----------
USAB          6.06       39.29        34.38         132.42      135.91      15.19           -       39,301        12.62
-------
WCFB         34.65          NA        25.78         156.55      156.55      36.59        4.85       94,699        23.35
-------                -------

Maximum     100.21       96.32        53.57         306.73      311.66     123.15        4.85       99,948        47.98
Minimum       5.81       12.86        11.41          92.02       92.75       8.52           -       33,038         6.17
Average      18.12       25.92        22.91         114.60      114.90      24.58        1.86       74,645        20.41
Median       14.83       22.06        22.06         108.20      108.20      20.75        1.94       82,662        18.63

Source: SNL & F&C calculations

FERGUSON & COMPANY          Exhibit VI.1 - Comparatives Selection
------------------


        Tangible                                    ROAA         ROAA       ROACE        ROACE
         Equity/        Core         Core         Before       Before      Before       Before                               NPAs/
        T Assets         EPS          EPS          Extra        Extra       Extra        Extra        Merger    Current     Assets
             (%)         ($)          ($)            (%)          (%)         (%)          (%)       Target?    Pricing        (%)
Ticker       MRQ         LTM          MRQ            LTM          MRQ         LTM          MRQ         (Y/N)       Date        MRQ
ALBC        8.90        0.94         0.45           0.09         0.69        0.93         7.68          N      08/15/97       0.60
-------
AMFC       14.96        0.68         0.17           0.73         1.04        4.14         6.68          N      08/15/97       0.81
-------                                                                                                                   ---------
ATSB       10.07        0.27         0.11           0.29         0.42        2.91         4.16          N      08/15/97       2.84
-------                                                                                                                   ---------
CBES       18.39          NA         0.24           0.77         1.10          NA         5.90          N      08/15/97       0.77
-------------------
CENB       29.94          NA         1.18             NA         1.80          NA         9.12          N      08/15/97       0.39
-------------------
CIBI       11.52        0.99         0.27           0.67         1.01        5.53         8.86          N      08/15/97       0.72
-------------------
CKFB       23.96        0.90         0.25           1.80         3.28        7.25        13.77          N      08/15/97       0.63
-------------------
CNSB       24.81          NA         0.15           0.54         0.94          NA         3.81          N      08/15/97       0.45
-------------------
CRZY       25.82        0.70         0.20           1.06         1.31        3.69         4.92          N      08/15/97       0.39
-------------------
CSBF       23.98        0.32         0.06           0.44         0.48        1.62         1.90          N      08/15/97       0.73
-------------------
FCB        23.88        0.50         0.11           0.83         0.75        3.41         3.09          N      08/15/97       0.07
-------------------
FFBI        8.65        0.89         0.21          (0.35)       (0.76)      (4.40)       (9.28)         N      08/15/97       0.39
-------------------
FFDF       24.74          NA         0.16           0.77         0.90        3.22         3.61          N      08/15/97        -
-------------------
FLKY       34.24          NA         0.16           1.15         1.48        3.52         4.15          N      08/15/97       0.45
-------------------
FTNB       25.01          NA         0.14             NA         0.91          NA         3.65          N      08/15/97       0.81
-------------------
FTSB       16.04        0.50         0.23           0.54         1.38        2.99         8.60          N      08/15/97         NA
-------                                                                                                                   ---------
GFSB       11.57        1.04         0.28           0.98         1.27        8.41        11.06          N      08/15/97       1.54
-------                                                                                                                   ---------
GOSB       12.68          NA           NA             NA         0.43          NA           NA          N      08/15/97         NA
-------
GUPB       16.30        0.84         0.21           0.74         0.81        3.86         4.76          N      08/15/97       0.18
-------------------                                                                                  -------
GWBC       27.04          NA         0.14           0.80         0.96        3.11         3.60          Y      08/15/97       0.76
-------------------                                                                                  -------
HBBI       12.81        0.80         0.28           0.20         0.77        1.59         6.09          N      08/15/97       0.38
-------------------
HCFC       20.61          NA         0.21             NA         1.04          NA         5.08          N      08/15/97       0.62
-------------------
HHFC       12.50        0.50         0.18           0.27         0.78        1.89         6.27          N      08/15/97       0.15
-------
HWEN       18.63          NA         0.15           0.57         0.81          NA         4.16          N      08/15/97         NA
-------
HZFS        9.79        1.08         0.21           0.35         0.48        3.31         4.71          N      08/15/97         NA
-------
INCB       12.39        0.48         0.15           0.17         0.60        1.29         4.77          N      08/15/97         NA
-------------------
JOAC       28.98        0.39         0.07           0.51         0.63        1.74         2.13          N      08/15/97       0.68
-------------------
KYF        16.11        0.69         0.20           0.80         1.17        3.95         7.02          N      08/15/97        -
LOGN       19.19        0.94         0.24           1.18         1.49        5.74         7.68          N      08/15/97       0.61
-------
LONF       19.87          NA         0.17           0.74         0.86        3.51         4.17          N      08/15/97       0.79
-------------------
LXMO       28.32        0.76         0.22           1.02         1.52        3.45         5.43          N      08/15/97       0.48
-------------------
MBSP       43.36          NA         0.15           1.37         1.60        3.21         3.73          N      08/15/97       2.03
-------------------
MCBN        8.60        1.67         0.49           0.43         0.76        4.89         8.85          N      08/15/97       0.73
-------
MIVI       18.88        0.87         0.26           0.70         1.19        3.93         6.92          N      08/15/97       0.28
-------
MONT        9.83          NA           NA           0.31         0.62          NA           NA          N      08/15/97       0.91
-------------------
MRKF       35.00          NA         0.13             NA         1.15          NA         3.30          N      08/15/97        -
-------------------
MSBF       16.99        0.81         0.23           1.20         1.50        6.45         8.84          N      08/15/97       0.06
-------
NSLB       19.56        0.60         0.19           0.49         0.94        2.39         4.78          N      08/15/97       0.02
-------                                                                                                                   ---------
NTMG        6.17        0.34         0.11           0.31         0.68        4.73        11.41          N      08/15/97       1.11
-------                                                                                                                   ---------
NWEQ       11.45        1.07         0.32           0.78         1.06        6.50         9.33          N      08/15/97       1.25
-------                                                                                                                   ---------
PCBC       18.32        1.30         0.31           0.78         1.18        4.14         6.34          N      08/15/97       0.05
-------------------
PFFC       26.90          NA         0.14           0.48         0.88          NA         3.23          N      08/15/97       0.01
-------------------
PSFC       10.15          NA           NA             NA         0.90          NA           NA          N      08/15/97       0.70
-------------------
PSFI       38.69          NA         0.21             NA         2.09          NA         5.20          N      08/15/97       0.79
-------------------
PWBK       19.47          NA         0.22           0.61         1.02          NA         5.15          N      08/15/97       0.83
-------------------
RELI       47.98          NA         0.07           1.76         1.54          NA         3.14          N      08/15/97        -
-------------------                                                                                                       ---------
SCBS       21.32          NA         0.21           0.55         1.20          NA         5.55          N      08/15/97       2.16
-------------------                                                                                                       ---------
SCCB       25.96        0.70         0.18           0.82         1.05        3.01         4.04          N      08/15/97       1.78
-------------------                                                                                                       ---------
SFFC       17.78        1.45         0.43           1.13         1.55        6.11         8.78          N      08/15/97         NA
-------------------
SFNB       42.09       (4.48)       (0.83)        (27.53)      (21.61)     (71.40)      (66.46)         N      08/15/97         NA
-------------------
SOBI       15.40        0.57         0.18           0.28         0.67        1.64         4.04          N      08/15/97       0.25
-------------------
SSB        37.03        0.70         0.15           1.41         1.50        3.88         4.08          N      08/15/97        -
-------------------
SZB        13.98        0.17         0.13           0.04         0.51        0.29         3.65          N      08/15/97       0.50
-------                                                                                                                   ---------
THR        13.71        0.93         0.22           0.57         0.80        3.91         5.68          N      08/15/97       1.21
-------                                                                                                                   ---------
TRIC       15.32        1.38         0.39           0.80         1.10        5.36         7.24          N      08/15/97        -
-------
USAB       12.34        0.21         0.06           0.53         0.55        3.53         4.31          N      08/15/97       0.62
-------------------
WCFB       23.35          NA         0.16           1.07         1.45        4.62         6.18          N      08/15/97       0.26
-------------------

Maximum    47.98        1.67         1.18           1.80         3.28        8.41        13.77                                2.84
Minimum     6.17       (4.48)       (0.83)        (27.53)      (21.61)     (71.40)      (66.46)                                -
Average    20.37        0.63         0.20           0.13         0.64        1.76         4.16                                0.64
Median     18.63        0.73         0.20           0.69         0.96        3.52         5.00                                0.61


Source: SNL & F&C calculations

FERGUSON & COMPANY               Exhibit VI.1 - Comparative Selection
------------------


                                                                                Loans             Loans
               Loans/         Loans/      Deposits/     Borrowings/          Serviced         Serviced/
             Deposits         Assets         Assets          Assets        For Others            Assets
                  (%)            (%)            (%)             (%)             ($000)              (%)                Reasons for
 Ticker           MRQ            MRQ            MRQ             MRQ               MRQ               MRQ                  Exclusion
                                                                                                                  ----------------
                                                                                                                  -----------------
 ALBC           96.00          72.82          75.86           13.98            10,947             16.51           Selected
-------------------------                                                                                        -----------------
 AMFC          108.84          75.67          69.53           14.33                NA                NA           H
-------------------------                                                                 --------------
 ATSB           99.62          71.64          71.92           17.12            28,600             40.26           F, I
-------------------------                                                                 --------------
 CBES          120.99          90.20          74.55            5.25            30,779             32.32           B, H
-------------------------
 CENB           85.80          59.65          69.53               -                 -                 -           B, D
-------------------------
 CIBI          103.55          76.52          73.90           13.99                NA                NA           H
-------------------------
 CKFB          131.25          91.11          69.42            5.32                 -                 -           D, H
-------------------------
 CNSB           84.97          63.45          74.68               -            21,613             22.03           B, D, H
-----------
 CRZY           97.48          51.47          52.80           20.41                78              0.14           D
-----------
 CSBF           77.10          57.40          74.45               -                 -                 -           D
-----------
 FCB            72.70          54.43          74.87            0.81               435              0.46           D
-----------                                                                               --------------
 FFBI           79.68          64.59          81.07            9.11            70,537             83.45           I
-----------                                                                               --------------
 FFDF           97.24          62.33          64.10           10.06                 -                 -           B, D
-------------------------
 FLKY          159.08          86.38          54.30           10.34                 -                 -           B, D, H
-------------------------                                                                 --------------
 FTNB          127.14          85.77          67.46            6.54            88,991             89.47           B, D, H, I
-------------------------                                                                 --------------
 FTSB          124.04          90.05          72.60            9.95                 -                 -           H
-------------------------
 GFSB          131.52          87.02          66.16           21.53            19,961             22.64           F, H
-------------------------
 GOSB              NA             NA          86.28               -                NA                NA           B
-----------                                                                                                      -----------------
 GUPB           82.01          52.16          63.61           18.93                 -                 -           Selected
-------------------------                                                                                        -----------------
 GWBC           45.52          33.04          72.57               -                 -                 -           B, D, E, G
-------------------------                                                                                        -----------------
 HBBI           80.40          62.83          78.14            8.21                 -                 -           Selected
-------------------------                                                                                        -----------------
 HCFC          108.24          78.99          72.98            5.87             2,351              3.45           B, D, H
-------------------------                                                                                        -----------------
 HHFC           76.48          52.98          69.27           17.69                NA                NA           Selected
-------------------------                                                                                        -----------------
 HWEN          136.75          83.14          60.80           20.28                 -                 -           B, H
-------------------------                                                                                        -----------------
 HZFS              NA             NA          67.05           22.22                NA                NA           Selected
-----------                                                                                                      -----------------
 INCB           90.47          78.66          86.95               -               868              0.95           C
-----------
 JOAC           96.06          66.88          69.62               -                 -                 -           D
-----------                                                                                                      -----------------
 KYF            90.20          55.35          61.36           21.45                 -                 -           Selected
                                                                                                                 -----------------
 LOGN           98.87          71.82          72.64            5.41                 -                 -           Selected
-----------                                                                                                      -----------------
 LONF           99.44          76.82          77.26            2.11                 -                 -           B
-------------------------
 LXMO          107.94          76.69          71.05               -                NA                NA           D, H
-------------------------
 MBSP          160.59          85.90          53.49               -                 -                 -           B, D, H
-------------------------
 MCBN          117.77          83.57          70.96           19.99                NA                NA           H
-------------------------                                                                                        -----------------
 MIVI           81.70          64.81          79.33               -                 -                 -           Selected
-------------------------                                                                                        -----------------
 MONT          115.47          89.62          77.61           11.14                 -                 -           B, H
-------------------------
 MRKF           72.14          45.80          63.48               -                NA                NA           B, D
-------------------------                                                                 --------------
 MSBF          165.90          92.63          55.83           25.94            32,757             43.85           H, I
-------------------------                                                                 --------------         -----------------
 NSLB           75.61          55.74          73.72            5.02                 -                 -           Selected
-------------------------                                                                 --------------         -----------------
 NTMG          112.06          91.88          81.99           10.07           310,005            331.04           F, H, I
-------------------------                                                                 --------------
 NWEQ          124.23          81.05          65.24           22.59            25,279             26.09           F, H
-------------------------
 PCBC           19.97          15.58          78.03            3.14                 -                 -           G
-------------------------
 PFFC           74.65          53.79          72.06               -                 -                 -           B, D
-------------------------
 PSFC          106.43          92.40          86.82            2.67                 -                 -           B, H
-------------------------
 PSFI           87.09          44.28          50.84            5.44                 -                 -           B, D
-----------
 PWBK           61.44          46.68          75.97            3.07               150              0.31           B
-------------------------
 RELI          151.52          58.38          38.53           12.81                 -                 -           B, D, H
-------------------------
 SCBS           75.43          58.98          78.19               -                NA                NA           B, D, F
-------------------------
 SCCB          105.88          77.65          73.34               -                 -                 -           D, F, H
-------------------------                                                                                        -----------------
 SFFC              NA             NA          58.76           22.18                NA                NA           Selected
-------------------------                                                                                        -----------------
 SFNB           14.03           6.82          48.59            1.41                NA                NA           B, D. G
-------------------------                                                                                        -----------------
 SOBI           98.14          73.21          74.60            8.98                 -                 -           Selected
-------------------------                                                                                        -----------------
 SSB           113.46          69.32          61.10               -                 -                 -           D, H
-------------------------
 SZB           105.19          72.25          68.69           15.16                 -                 -           H
-------------------------
 THR           101.03          66.49          65.81           19.02            14,112             15.48           F, H
-------------------------
 TRIC           79.63          41.70          52.36           31.40               158              0.18           C
-----------                                                                                                      -----------------
 USAB           58.62          46.17          78.77            8.03                 -                 -           Selected
-----------                                                                                                      -----------------
 WCFB           76.73          57.85          75.40            0.29                 -                 -           A, B, D
-----------

 Maximum       165.90          92.63          86.95           31.40           310,005            331.04
 Minimum        14.03           6.82          38.53               -                 -                 -
 Average        97.48          66.71          69.41            8.93            14,296             15.84
 Median         97.81          68.10          71.92            6.54                 -                 -

Source: SNL & F&C calculations

FERGUSON & COMPANY   Exhibit VI.2 - Comparatives Selected
------------------


                                                                                    Deposit                                Current
                                                                                    Insurance                                Stock
                                                                                    Agency                                   Price
Ticker     Short Name                       City              State        Region   (BIF/SAIF)    Exchange   IPO Date          ($)
ALBC       Albion Banc Corp.                Albion            NY           MA       SAIF          NASDAQ     07/26/93       24.250
GUPB       GFSB Bancorp Inc.                Gallup            NM           SW       SAIF          NASDAQ     06/30/95       19.000
HBBI       Home Building Bancorp            Washington        IN           MW       SAIF          NASDAQ     02/08/95       21.000
HHFC       Harvest Home Financial Corp.     Cheviot           OH           MW       SAIF          NASDAQ     10/10/94       11.750
HZFS       Horizon Financial Svcs Corp.     Oskaloosa         IA           MW       SAIF          NASDAQ     06/30/94       18.875
KYF        Kentucky First Bancorp Inc.      Cynthiana         KY           MW       SAIF          AMSE       08/29/95       12.625
LOGN       Logansport Financial Corp.       Logansport        IN           MW       SAIF          NASDAQ     06/14/95       14.000
MIVI       Mississippi View Holding Co.     Little Falls      MN           MW       SAIF          NASDAQ     03/24/95       15.625
NSLB       NS&L Bancorp Inc.                Neosho            MO           MW       SAIF          NASDAQ     06/08/95       18.500
SFFC       StateFed Financial Corporation   Des Moines        IA           MW       SAIF          NASDAQ     01/05/94       21.500
SOBI       Sobieski Bancorp Inc.            South Bend        IN           MW       SAIF          NASDAQ     03/31/95       16.250
USAB       USABancshares, Inc.              Philadelphia      PA           MA       BIF           NASDAQ           NA        8.250

Maximum                                                                                                                     24.250
Minimum                                                                                                                      8.250
Average                                                                                                                     16.802
Median                                                                                                                      17.375

Source: SNL & F&C calculations

                     Exhibit VI.2 - Comparatives Selected
FERGUSON & COMPANY
------------------


                Current           Price/       Price/        Current          Current                   Current             Total
                 Market              LTM         Core         Price/         Price/ T      Price/      Dividend            Assets
                  Value         Core EPS          EPS         Book V           Book V      Assets         Yield            ($000)
Ticker             ($M)              (x)          (x)            (%)              (%)         (%)           (%)              MRQ
ALBC               6.38            25.80        13.47         102.67           102.67        9.14          1.32            66,316
GUPB              15.28            22.62        22.62         112.56           112.56       18.35          2.11            86,911
HBBI               6.54            26.25        18.75         104.17           104.17       14.52          1.43            45,064
HHFC              10.75            23.50        16.32         105.76           105.76       13.22          3.40            83,103
HZFS               8.03            17.48        22.47          95.47            95.47        9.34          1.70            85,969
KYF               16.65            18.30        15.78         116.25           116.25       18.73          3.96            88,923
LOGN              17.65            14.89        14.58         110.58           110.58       21.22          2.86            83,152
MIVI              12.79            17.96        15.02          97.11            97.11       18.33          1.02            69,775
NSLB              13.09            30.83        24.34         112.05           112.05       21.92          2.70            59,711
SFFC              16.85            14.83        12.50         110.60           110.60       19.67          1.86            85,679
SOBI              12.34            28.51        22.57          92.75            92.75       15.61          1.72            79,080
USAB               6.06            39.29        34.38         132.42           135.91       15.19          -               39,301

Maximum           17.65            39.29        34.38         132.42           135.91       21.92          3.96            88,923
Minimum            6.06            14.83        12.50          92.75            92.75        9.14          -               39,301
Average           11.87            23.36        19.40         107.70           107.99       16.27          2.01            72,749
Median            12.57            23.06        17.54         108.17           108.17       16.97          1.79            81,092

Source: SNL & F&C calculations

                     Exhibit VI.2 - Comparatives Selected
FERGUSON & COMPANY
------------------


                             Tangible                                  ROAA          ROAA          ROACE         ROACE
              Equity/         Equity/         Core       Core        Before        Before         Before        Before
               Assets        T Assets          EPS        EPS         Extra         Extra          Extra         Extra      Merger
                  (%)             (%)          ($)        ($)           (%)           (%)            (%)           (%)      Target?
Ticker            MRQ             MRQ          LTM        MRQ           LTM           MRQ            LTM           MRQ       (Y/N)
ALBC              8.90            8.90         0.94       0.45          0.09          0.69           0.93          7.68        N
GUPB             16.30           16.30         0.84       0.21          0.74          0.81           3.86          4.76        N
HBBI             12.81           12.81         0.80       0.28          0.20          0.77           1.59          6.09        N
HHFC             12.50           12.50         0.50       0.18          0.27          0.78           1.89          6.27        N
HZFS              9.79            9.79         1.08       0.21          0.35          0.48           3.31          4.71        N
KYF              16.11           16.11         0.69       0.20          0.80          1.17           3.95          7.02        N
LOGN             19.19           19.19         0.94       0.24          1.18          1.49           5.74          7.68        N
MIVI             18.88           18.88         0.87       0.26          0.70          1.19           3.93          6.92        N
NSLB             19.56           19.56         0.60       0.19          0.49          0.94           2.39          4.78        N
SFFC             17.78           17.78         1.45       0.43          1.13          1.55           6.11          8.78        N
SOBI             15.40           15.40         0.57       0.18          0.28          0.67           1.64          4.04        N
USAB             12.62           12.34         0.21       0.06          0.53          0.55           3.53          4.31        N

Maximum          19.56           19.56         1.45       0.45          1.18          1.55           6.11          8.78
Minimum           8.90            8.90         0.21       0.06          0.09          0.48           0.93          4.04
Average          14.99           14.96         0.79       0.24          0.56          0.92           3.24          6.09
Median           15.76           15.76         0.82       0.21          0.51          0.80           3.42          6.18

Source: SNL & F&C calculations

FERGUSON & COMPANY                   Exhibit VI.2 - Comparatives Selected
------------------


                                                                                                       Loans            Loans
                             NPAs/       Loans/      Loans/      Deposits/      Borrowings/         Serviced        Serviced/
            Current         Assets     Deposits      Assets         Assets           Assets       For Others           Assets
            Pricing            (%)          (%)         (%)            (%)              (%)            ($000)             (%)
Ticker         Date            MRQ          MRQ         MRQ            MRQ              MRQ              MRQ              MRQ
ALBC       08/15/97           0.60        96.00       72.82          75.86            13.98           10,947            16.51
GUPB       08/15/97           0.18        82.01       52.16          63.61            18.93              -                -
HBBI       08/15/97           0.38        80.40       62.83          78.14             8.21              -                -
HHFC       08/15/97           0.15        76.48       52.98          69.27            17.69               NA               NA
HZFS       08/15/97             NA           NA          NA          67.05            22.22               NA               NA
KYF        08/15/97            -          90.20       55.35          61.36            21.45              -                -
LOGN       08/15/97           0.61        98.87       71.82          72.64             5.41              -                -
MIVI       08/15/97           0.28        81.70       64.81          79.33             -                 -                -
NSLB       08/15/97           0.02        75.61       55.74          73.72             5.02              -                -
SFFC       08/15/97             NA           NA          NA          58.76            22.18               NA               NA
SOBI       08/15/97           0.25        98.14       73.21          74.60             8.98              -                -
USAB       08/15/97           0.62        58.62       46.17          78.77             8.03              -                -

Maximum                       0.62        98.87       73.21          79.33            22.22           10,947            16.51
Minimum                        -          58.62       46.17          58.76              -                -                -
Average                       0.31        83.80       60.79          71.09            12.68            1,216             1.83
Median                        0.27        81.86       59.29          73.18            11.48              -                -

Source: SNL & F&C calculations

                                  EXHIBIT VII

FERGUSON & COMPANY                Exhibit VII
------------------           Pro Forma Assumptions


1. Net proceeds from the conversion were invested at the beginning of the period at 5.65%, which was the approximate rate on the one-year treasury bill on June 30, 1997. This rate was selected because it is considered more representative of the rate the Bank is likely to earn.

2. Newport's ESOP will acquire 8% of the conversion stock with loan proceeds obtained from the Holding Company; therefore, there will be no interest expense. We assumed that the ESOP expense is 10% annually of the initial purchase.

3. Newport's RP will acquire 4% of the stock through open market purchases at $10 per share and the expense is recognized ratably over five years as the shares vest.

4. All pro forma income and expense items are adjusted for income taxes at a combined state and federal rate of 36.0%.

5. In calculating the pro forma adjustments to net worth, the ESOP and RP are deducted in accordance with generally accepted accounting principles.

6. Earnings per share ("EPS") calculations have ignored AICPA SOP 93-6. Calculating EPS under SOP 93-6 and assuming 10% of the ESOP shares are committed to be released and allocated to the individual accounts at the beginning of the period would yield EPS of $.79, $.70, $.64, and $.59, and price to earnings ratios of 12.7, 14.2, 15.6, and 17.0, at the minimum, midpoint, maximum, and supermaximum of the range, respectively.

FERGUSON & COMPANY
------------------


                                  Exhibit VII
                    Pro Forma Effect of Conversion Proceeds
               At the Minimum of the Conversion Valuation Range
                    Valuation Date as of September 2, 1997

Newport Federal Savings Bank
-----------------------------------------------------------------
1.    Conversion Proceeds
      Pro Forma Market Value                                     $          2,380,000
      Less: Estimated Expenses                                               (400,000)
                                                                 --------------------
      Net Conversion Proceeds                                    $          1,980,000

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                    $          1,980,000
      Less: ESOP Contributions                                               (190,400)
            RP Contributions                                                  (95,200)
                                                                 --------------------
      Net Conversion Proceeds after ESOP & RP                    $          1,694,400
      Estimated Incremental Rate of Return(1)                                    3.62%
                                                                 --------------------
      Estimated Additional Income                                $             61,270
      Less: ESOP Expense                                                      (12,186)
            RP Expense                                                        (12,186)
                                                                 --------------------
                                                                 $             36,898
                                                                 ====================

3.    Pro Forma Calculations


                                                 Before              Conversion               After
      Period                                   Conversion              Results              Conversion
                                          ----------------------------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      June 30, 1997                       $        137,000          $      36,898         $       173,898

b.    Pro Forma Net Worth
      June 30, 1997                       $      2,266,000          $   1,694,400         $     3,960,400

c.    Pro Forma Net Assets
      June 30, 1997                       $     34,379,000          $   1,694,400         $    36,073,400


(1) Assumes Proceeds can be reinvested at 5.65 percent and earnings taxed at a rate of 36.0 percent.

FERGUSON & COMPANY
------------------

                                  Exhibit VII
                    Pro Forma Effect of Conversion Proceeds
               At the Midpoint of the Conversion Valuation Range
                    Valuation Date as of September 2, 1997


Newport Federal Savings Bank
--------------------------------------------------------------------------------------
1.    Conversion Proceeds
      Pro Forma Market Valuation                                                       $          2,800,000
      Less:  Estimated Expenses                                                                    (400,000)
                                                                                      ----------------------
      Net Conversion Proceeds                                                          $          2,400,000

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                                          $          2,400,000
      Less:  ESOP Contributions                                                                    (224,000)
             RP Contributions                                                                      (112,000)
                                                                                      ----------------------
      Net Conversion Proceeds after ESOP & RP                                          $          2,064,000
      Estimated Incremental Rate of Return(1)                                                          3.62%
                                                                                      ----------------------
      Estimated Additional Income                                                      $             74,634
      Less:  ESOP Expense                                                                           (14,336)
             RP Expense                                                                             (14,336)
                                                                                      ----------------------
                                                                                       $             45,962
                                                                                      ======================

3.    Pro Forma Calculations


                                                 Before              Conversion               After
      Period                                   Conversion              Results              Conversion
                                         -------------------------------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      June 30, 1997                       $           137,000   $             45,962   $           182,962

b.    Pro Forma Net Worth
      June 30, 1997                       $         2,266,000   $          2,064,000   $         4,330,000

c.    Pro Forma Net Assets
      June 30, 1997                       $        34,379,000   $          2,064,000   $        36,443,000


(1) Assumes Proceeds can be reinvested at 5.65 percent and earnings taxed at a rate of 36.0 percent.

FERGUSON & COMPANY
------------------

                                  Exhibit VII
                    Pro Forma Effect of Conversion Proceeds
               At the Maximum of the Conversion Valuation Range
                    Valuation Date as of September 2, 1997


Newport Federal Savings Bank
--------------------------------------------------------------------------------------
1.    Conversion Proceeds
      Pro Forma Market Valuation                                                       $          3,220,000
      Less:  Estimated Expenses                                                                    (400,000)
                                                                                      ----------------------
      Net Conversion Proceeds                                                          $          2,820,000

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                                          $          2,820,000
      Less:  ESOP Contributions                                                                    (257,600)
             RP Contributions                                                                      (128,800)
                                                                                      ----------------------
      Net Conversion Proceeds after ESOP & RP                                          $          2,433,600
      Estimated Incremental Rate of Return(1)                                                          3.62%
                                                                                      ----------------------
      Estimated Additional Income                                                      $             87,999
      Less:  ESOP Expense                                                                           (16,486)
             RP Expense                                                                             (16,486)
                                                                                      ----------------------
                                                                                       $             55,026
                                                                                      ======================

3.    Pro Forma Calculations

                                                 Before              Conversion               After
      Period                                   Conversion              Results              Conversion
                                         -------------------------------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      June 30, 1997                       $           137,000   $             55,026   $           192,026

b.    Pro Forma Net Worth
      June 30, 1997                       $         2,266,000   $          2,433,600   $         4,699,600

c.    Pro Forma Net Assets
      June 30, 1997                       $        34,379,000   $          2,433,600   $        36,812,600

(1) Assumes Proceeds can be reinvested at 5.65 percent and earnings taxed at a rate of 36.0 percent.

FERGUSON & COMPANY
------------------

                                  Exhibit VII
                    Pro Forma Effect of Conversion Proceeds
               At the SuperMax of the Conversion Valuation Range
                    Valuation Date as of September 2, 1997


Newport Federal Savings Bank
--------------------------------------------------------------------------------------
1.    Conversion Proceeds
      Pro Forma Market Valuation                                                       $          3,703,000
      Less: Estimated Expenses                                                         $           (400,000)
                                                                                      ----------------------
      Net Conversion Proceeds                                                          $          3,303,000

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                                          $          3,303,000
      Less: ESOP Contributions                                                         $           (296,240)
            RP Contributions                                                           $           (148,120)
                                                                                      ----------------------
      Net Conversion Proceeds after ESOP & RP                                          $          2,858,640
      Estimated Incremental Rate of Return(1)                                                          3.62%
                                                                                      ----------------------
      Estimated Additional Income                                                      $            103,368
      Less: ESOP Expense                                                               $            (18,959)
            RP Expense                                                                 $            (18,959)
                                                                                      ----------------------
                                                                                       $             65,450
                                                                                      ======================

3.    Pro Forma Calculations


                                                   Before               Conversion              After
      Period                                     Conversion               Results             Conversion
                                         -------------------------------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      June 30, 1997                       $           137,000   $             65,450   $           202,450

b.    Pro Forma Net Worth
      June 30, 1997                       $         2,266,000   $          2,858,640   $         5,124,640

c.    Pro Forma Net Assets
      June 30, 1997                       $        34,379,000   $          2,858,640   $        37,237,640


(1) Assumes Proceeds can be reinvested at 5.65 percent and earnings taxed at a rate of 36.0 percent.

FERGUSON & COMPANY
------------------

                                  Exhibit VII
                           Pro Forma Analysis Sheet

Name of Association:           Newport Federal Savings Bank
Date of Market Prices:         September 2, 1997                                           Arkansas Publicly         All Publicly
                                                                      Comparatives           Held Thrifts            Held Thrifts
                                                                      ------------           ------------            ------------
                                 Symbols      Value              Mean            Median   Mean        Median       Mean       Median
                               -------------------------         ----            ------   ----        ------       ----       ------
Price-Earnings Ratio               P/E
--------------------
     Last Twelve Months                        N/A
     At Minimum of Range                       13.7
     At Midpoint of Range                      15.3              22.2             22.2    16.1         16.7         16.8        16.7
     At Maximum of Range                       16.8
     At Supermax of Range                      18.3

Price-Book Ratio                   P/B
----------------
     At Minimum of Range                      60.1%
     At Midpoint of Range                     64.7%             106.6            107.5   150.9        148.0        149.9       142.7
     At Maximum of Range                      68.5%
     At Supermax of Range                     72.3%

Price-Asset Ratio                  P/A
-----------------
     At Minimum of Range                       6.6%
     At Midpoint of Range                      7.7%              15.9             16.8    17.9         19.2         15.3        14.3
     At Maximum of Range                       8.7%
     At Supermax of Range                      9.9%

Twelve Mo. Earnings Base            Y                      $   137,000
     Period Ended  June 30, 1997

Book Value                          B                      $ 2,266,000
     As of  June 30, 1997

Total Assets                        A                      $34,379,000
     As of  June 30, 1997

Return on Money (1)                 R                             3.62%

Conversion Expense                  X                       $  400,000
Underwriting Commission             C                             0.00%
Percentage Underwritten             S                             0.00%
Estimated Dividend
  Dollar Amount                    DA                       $      -
  Yield                            DY                             0.00%
ESOP Contributions                  P                       $  224,000
RP Contributions                    I                       $  112,000
ESOP Annual Expense                 E                       $   14,336
RP Annual Contributions             M                       $   14,336
Cost of ESOP Borrowings             F                             0.00%

(1) Assumes Proceeds can be reinvested at 5.65 percent and earnings taxed at a rate of 36.0 percent.

FERGUSON & COMPANY
------------------

                                   Exhibit VII
                            Pro Forma Analysis Sheet


Calculation of Estimated Value (V) at Midpoint Value

1.              V=                   P/A(A-X-P-I)                $       2,800,000
                               -------------------------
                                    1-P/A(1-(CxS))

2.              V=                   P/B(B-X-P-I)                $       2,800,000
                               -------------------------
                                    1-P/B(1-(CxX))

3.              V=             P/E(Y-R(X+P+I)-(E+M))             $       2,800,000
                               -------------------------
                                   1-P/E(R(1-(CxX))

                                              Value
          Estimated Value                   Per Share                Total Shares                        Date
     --------------------------            -------------          -----------------            -------------------------
            $2,800,000                        $10.00                    280,000                    September 2, 1997

Range of Value
$2.8 million x 1.15 = $3.22 million or 322,000 shares at $10.00 per share $2.8 million x 0.85 = $2.38 million or 238,000 shares at $10.00 per share